Exhibit 10.2

EXECUTION VERSION

CREDIT AGREEMENT

dated as of

November 9, 2017

among

USA TECHNOLOGIES, INC.,

The Loan Parties Party Hereto,

The Lenders Party Hereto

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

i

SCHEDULES:

Commitment Schedule

Schedule 3.05 – Properties, etc.

Schedule 3.06 – Disclosed Matters

Schedule 3.12 – Material Agreements

Schedule 3.14 – Insurance

Schedule 3.15 – Capitalization and Subsidiaries

Schedule 3.22 – Affiliate Transactions

Schedule 6.01 – Existing Indebtedness

Schedule 6.02 – Existing Liens

Schedule 6.04 – Existing Investments

Schedule 6.10 – Existing Restrictions

EXHIBITS:

Exhibit A – Assignment and Assumption

Exhibit B – Borrowing Request

Exhibit C-1 – U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit C-2 – U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit C-3 – U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Exhibit C-4 – U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Exhibit D – Compliance Certificate

Exhibit E – Joinder Agreement

CREDIT AGREEMENT dated as of November 9, 2017 (as it may be amended or modified from time to time, this “Agreement”), among USA TECHNOLOGIES, INC., a Pennsylvania corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

The parties hereto agree as follows:

Article I

Definitions

Section 1.01Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, is bearing interest at a rate determined by reference to the Alternate Base Rate.

“Account” has the meaning assigned to such term in the Security Agreement.

“Account Debtor” means any Person obligated on an Account.

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the Effective Date, by which any Loan Party or Subsidiary (a) acquires any going business, line of business or division or all or substantially all of the assets of any Person, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the Equity Interests of a Person which has ordinary voting power for the election of directors or other similar management personnel of a Person (other than Equity Interests having such power only by reason of the happening of a contingency) or a majority of the outstanding Equity Interests of a Person.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period or for any ABR Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders hereunder.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the specified Person.

“Agents” means any lead arranger, bookrunner, syndication agent, or documentation agent with respect to the credit facilities contemplated in this Agreement.

“Aggregate Credit Exposure” means, at any time, the aggregate Credit Exposure of all the Lenders at such time.

“Aggregate Revolving Exposure” means, at any time, the aggregate Revolving Exposure of all the Lenders at such time (with the Swingline Exposure of each Lender calculated assuming that all of the Lenders have funded their participations in all Swingline Loans outstanding at such time).

“ALTA” means the American Land Title Association.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1%, and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that for the purpose of this definition, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate) at approximately 11:00 a.m. London time on such day.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, respectively.  If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 hereof, then the Alternate Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above.  For the avoidance of doubt, if the Alternate Base Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable Percentage” means, at any time with respect to any Lender, a percentage equal to a fraction the numerator of which is such Lender’s Revolving Commitment at such time and the denominator of which is the aggregate Revolving Commitments at such time (provided that, if the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon such Lender’s share of the Aggregate Revolving Exposure at such time); provided that, in accordance with Section 2.20, so long as any Lender shall be a Defaulting Lender, such Defaulting Lender’s Commitment shall be disregarded in the calculations above.

“Applicable Rate” means, for any day, with respect to any Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Revolving Commitment ABR Spread”,  “Revolving Commitment Eurodollar Spread” “Term A Loan ABR Spread”,  “Term A Loan Eurodollar Spread” or “Commitment Fee Rate”, as the case may be, based upon the Borrower’s Total Leverage Ratio as of the most recent determination date, provided that until the delivery to the Administrative Agent, pursuant to Section 5.01, of the Borrower’s consolidated financial information for the Borrower’s fiscal quarter ending December 31, 2017, the “Applicable Rate” shall be the applicable rates per annum set forth below in Category 1:

Total Leverage Ratio	Revolving Commitment ABR Spread	Revolving Commitment Eurodollar Spread	Term A Loan ABR Spread	Term A Loan Eurodollar Spread	Commitment Fee Rate
Category 1 > 3.0 to 1.0	3.00%	4.00%	3.00%	4.00%	0.50%
Category 2 ≤ 3.0 to 1.0 but > 2.0 to 1.0	2.75%	3.75%	2.75%	3.75%	0.50%
Category 3 ≤ 2.0 to 1.0 but > 1.0 to 1.0	2.50%	3.50%	2.50%	3.50%	0.45%
Category 4 ≤ 1.0 to 1.0	2.25%	3.25%	2.25%	3.25%	0.40%

For purposes of the foregoing, (a) the Applicable Rate shall be determined as of the end of each fiscal quarter of the Borrower, based upon the Borrower’s annual or quarterly consolidated financial statements delivered pursuant to Section 5.01 and (b) each change in the Applicable Rate resulting from a change in the Total Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change, provided that at the option of the Administrative Agent or at the request of the Required Lenders, if the Borrower fails to deliver the annual or quarterly consolidated financial statements required to be delivered by it pursuant to Section 5.01, the Total Leverage Ratio shall be deemed to be in Category 1 during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

If at any time the Administrative Agent determines that the financial statements upon which the Applicable Rate was determined were incorrect (whether based on a restatement, fraud or otherwise), the Borrower shall be required to retroactively pay any additional amount that the Borrower would have been required to pay if such financial statements had been accurate at the time they were delivered.

“Approved Fund” has the meaning assigned to the term in Section 9.04(b).

“Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

“Availability” means, at any time, an amount equal to (a) the aggregate Revolving Commitments minus (b) the Aggregate Revolving Exposure (calculated, with respect to any Defaulting Lender, as if such Defaulting Lender had funded its Applicable Percentage of all outstanding Borrowings).

“Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Revolving Credit Maturity Date and the date of termination of the Revolving Commitments.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Banking Services” means each and any of the following bank services provided to any Loan Party or any Subsidiary by the Administrative Agent, any Lender or any of their respective Affiliates: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards, (c) merchant processing services, and (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts and interstate depository network services).

“Banking Services Obligations” means any and all obligations of the Loan Parties or their Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Bankruptcy Event” means, with respect to any Person, when such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business, appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the U.S. or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Beneficial Owner” means, with respect to any U.S. federal withholding Tax, the beneficial owner, for U.S. federal income tax purposes, to whom such Tax relates.

“Board” means the Board of Governors of the Federal Reserve System of the U.S.

“Borrower” means USA Technologies, Inc., a Pennsylvania corporation.

“Borrowing” means (a) Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, (b) Term Loans of the same Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, and (c) a Swingline Loan.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.

“Burdensome Restrictions” means any consensual encumbrance or restriction of the type described in clause (a) or (b) of Section 6.10.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for general business in London.

“Cantaloupe Acquisition” means that certain merger of Cantaloupe Merger Sub with and into Cantaloupe Systems on the Effective Date pursuant to the Cantaloupe Acquisition Documents.

“Cantaloupe Acquisition Agreement” means that certain Agreement and Plan of Merger dated as of the Effective Date, by and among Borrower, Cantaloupe Merger Sub, Cantaloupe Systems, and Shareholder Representative Services LLC, providing for the merger of Cantaloupe Merger Sub with and into Cantaloupe Systems, as amended, restated, supplemented or other modified from time to time.

“Cantaloupe Acquisition Documents” means the Cantaloupe Acquisition Agreement and all other material documents, agreements, instruments, and certificates entered into or delivered before or after the Effective Date in connection with or pursuant to the Cantaloupe Acquisition Agreements, together with all schedules, annexes, addenda, exhibits and other attachments thereto, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Cantaloupe Merger Sub” means USAT, Inc., a Delaware corporation, and a wholly owned Subsidiary of the Borrower.

“Cantaloupe Systems” means Cantaloupe Systems, Inc., a Delaware corporation.

“Capital Expenditures” means, without duplication, any expenditure or commitment to expend money for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower; (b) occupation at any time of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) directors of the Borrower on the date of this Agreement nor (ii) nominated, ratified, appointed or approved by the board of directors of the Borrower; or (c) the Borrower shall cease to own, free and clear of all Liens or other encumbrances, directly or indirectly, 100% of the outstanding voting Equity Interests of any Subsidiary of the Borrower on a fully diluted basis and all voting rights and equivalent economic interests with respect thereto.

“Change in Law” means the occurrence after the date of this Agreement (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement) of any of the following: (a) the adoption of or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline, requirement or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

“Charges” has the meaning assigned to such term in Section 9.17.

“Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, a Term A Loan, or Swingline Loans, (b) any Commitment, refers to whether such Commitment is a Revolving Commitment or a Term A Commitment, and (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means any and all property owned, leased or operated by a Person covered by the Collateral Documents and any and all other property of any Loan Party, now existing or hereafter acquired, that is or required to be, subject to a security interest or Lien in favor of the Administrative Agent, on behalf of itself and the Lenders and other Secured Parties, to secure the Secured Obligations.

“Collateral Access Agreement” has the meaning assigned to such term in the Security Agreement.

“Collateral Documents” means, collectively, the Security Agreement, any Mortgages and any other agreements, instruments and documents executed in connection with this Agreement that are intended to create, grant, or perfect Liens to secure the Secured Obligations, including, without limitation, all other security agreements, pledge agreements, mortgages, and deeds of trust, now or hereafter executed by any Loan Party and delivered to the Administrative Agent for the benefit of the Secured Parties.

“Commitment” means, with respect to each Lender, the sum of such Lender’s Revolving Commitment and Term Commitments.  The initial amount of each Lender’s Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable.

“Commitment Schedule” means the Schedule attached hereto identified as such.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” has the meaning assigned to such term in Section 9.01(d).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Exposure” means, as to any Lender at any time, the sum of (a) such Lender’s Revolving Exposure at such time plus (b) an amount equal to the aggregate principal amount of its Term Loans outstanding at such time.

“Credit Party” means the Administrative Agent, the Issuing Bank, the Swingline Lender or any other Lender.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party or the Borrower, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s or the Borrower’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent or the Borrower, as the case may be, or (d) has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action.

“Disclosed Matters” means the actions, suits, proceedings and environmental matters disclosed in Schedule 3.06.

“Disqualified Equity Interests” means, with respect to any Person, any Equity Interest that by its terms (or by the terms of any other Equity Interest into which it is convertible or exchangeable) or otherwise (a) matures or is subject to mandatory redemption or repurchase (other than solely for Equity Interests that are not Disqualified Equity Interests) pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holder thereof upon the occurrence of a change of control or asset sale event shall be subject to the full and final payment and performance of the Obligations and the termination of the Commitments and any and all of Lender’s obligations to extent credit or make final accommodations to Borrower hereunder); (b) is convertible into or exchangeable or exercisable for Indebtedness or any Disqualified Equity Interest, at the option of the holder thereof; (c) may be required to be redeemed or repurchased at the option of the holder thereof (other than solely for Equity Interests that are not Disqualified Equity Interests), in whole or in part, in each case on or before the date that is one-hundred eighty (180) days after the latest Maturity Date; or (d) provides for scheduled payments of dividends to be made in cash, provided that if such Equity Interests are issued pursuant to a plan for the benefit of future, current or former employees, directors or officers of the Borrower or any other Loan Party or by any such plan to such employees, directors or officers, such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by the Borrower or any other Loan Party in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s, director’s or officer’s termination, death or disability.

“Document” has the meaning assigned to such term in the Security Agreement.

“dollars” or “$” refers to lawful money of the U.S.

“Domestic Subsidiary” means each Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia.

“EBITDA” means, for any period, Net Income for such period plus (a) without duplication and to the extent deducted in determining Net Income for such period, the sum of (i) Interest Expense for such period, (ii) income tax expense for such period net of income tax refunds in such period, (iii) all amounts attributable to depreciation and amortization expense for such period, (iv) any extraordinary non-cash charges for such period, (v) any other non-cash charges for such period (but excluding any non-cash charge in respect of an item that was included in Net Income in a prior period), and (vi) any non-recurring fees, cash charges and other cash expenses (including severance costs) made or incurred in connection with the Transactions or other Permitted Acquisitions that are paid or otherwise accounted for in such period; provided that the amount thereof added back to EBITDA (x) for any such period that are made or incurred  on or before June 30, 2018, shall not exceed $6,000,000 in the aggregate, and (y) that are made or incurred during all periods after June 30, 2018, cumulatively, shall not exceed $2,500,000 in the aggregate; minus (b) without duplication and to the extent included in Net Income, (i) any cash payments made during such period in respect of non-cash charges described in clause (a)(v) taken in a prior period and (ii) any extraordinary gains and any non-cash items of income for such period, all calculated for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Electronic System” means any electronic system, including e-mail, e-fax, Intralinks®, ClearPar®, Debt Domain, Syndtrak and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent and the Issuing Bank and any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) any violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equipment” has the meaning assigned to such term in the Security Agreement.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30‑day notice period is waived); (b) the failure to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal of the Borrower or any ERISA Affiliate from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition upon the Borrower or any ERISA Affiliate of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning assigned to such term in Article VII.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an ECP at the time the Guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate;  provided that, if such rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

“Financial Statements” has the meaning assigned to such term in Section 5.01.

“Fixed Charge Coverage Ratio” means, for any period, the ratio of (a) EBITDA minus Unfinanced Capital Expenditures to (b) Fixed Charges, all calculated for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

“Fixed Charges” means, for any period, without duplication, cash Interest Expense, plus scheduled principal payments on Funded Indebtedness, plus expense for taxes paid in cash, plus Restricted Payments paid in cash (excluding items eliminated in consolidation), all calculated for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

“Fixtures” has the meaning assigned to such term in the Security Agreement.

“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.

“Foreign Subsidiary” means any Subsidiary of Borrower other than a Domestic Subsidiary.

“Funded Indebtedness” means with respect to any Person, at any date, the aggregate principal amount of (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of evidenced by bonds, debentures, notes or similar instruments, (c) all Capital Lease Obligations, (d) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (e) all obligations of an account party in respect of drawn letters of credit and letters of guaranty for which reimbursement payments are owing, (f) any Indebtedness which constitutes Subordinated Debt, and (g) any Guarantee of the foregoing, determined for the Borrower and its Subsidiaries on a consolidated basis at such date, in accordance with GAAP.  Notwithstanding the foregoing, Funded Indebtedness shall not include any obligation under any Permitted Receivables Financing Program.

“Funding Account” has the meaning assigned to such term in Section 4.01(h).

“GAAP” means generally accepted accounting principles in the U.S.

“Governmental Authority” means the government of the U.S., any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.  The amount of any Guarantee for all purposes of this Agreement shall be deemed to be an amount equal to the stated or determinable amount of the related Indebtedness or primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith (the “Guaranteed Amount”). The term “Guarantee” as a verb has a corresponding meaning.

“Guaranteed Obligations” has the meaning assigned to such term in Section 10.01.

“Guarantors” means all Loan Guarantors and all non-Loan Parties who have delivered an Obligation Guaranty, and the term “Guarantor” means each or any one of them individually.

“Hazardous Materials” means:  (a) any substance, material, or waste that is included within the definitions of “hazardous substances,” “hazardous materials,” “hazardous waste,” “toxic substances,” “toxic materials,” “toxic waste,” or words of similar import in any Environmental Law; (b) those substances listed as hazardous substances by the United States Department of Transportation (or any successor agency)

(49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) (40 C.F.R. Part 302 and amendments thereto); and (c) any substance, material, or waste that is petroleum, petroleum-related, or a petroleum by-product, asbestos or asbestos-containing material, polychlorinated biphenyls, flammable, explosive, radioactive, freon gas, radon, or a pesticide, herbicide, or any other agricultural chemical.

“Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable or accrued expenses incurred in the ordinary course of business which are not more than one hundred twenty (120) days past due or past the date such expenses began accruing), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) earn-outs in respect of Permitted Acquisitions to the extent reflected as a liability on the consolidated balance sheet of the Borrower and its Subsidiaries, (l) any other Off-Balance Sheet Liability, (m) obligations, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under any and all Swap Agreements, and (n) obligations in respect of Disqualified Equity Interests.  The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.  Notwithstanding the foregoing, Indebtedness shall not include any obligations under any Permitted Receivables Financing Program.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes.

“Indemnitee” has the meaning assigned to such term in Section 9.03(b).

“Ineligible Institution” has the meaning assigned to such term in Section 9.04(b).

“Information” has the meaning assigned to such term in Section 9.12.

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.08.

“Interest Expense” means, with reference to any period, total interest expense (including that attributable to Capital Lease Obligations) of the Borrower and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Swap Agreements in respect of interest rates, to the extent such net costs are allocable to such period in accordance with GAAP), calculated for the Borrower and its Subsidiaries on a consolidated basis for such period in accordance with GAAP.

“Interest Payment Date” means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each calendar quarter and the Revolving Credit Maturity Date or the Term A Maturity Date, as applicable, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and the Revolving Credit Maturity Date or the Term A Maturity Date, as applicable, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid and the Revolving Credit Maturity Date.

“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Eurodollar Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter, as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period.  For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time.

“Inventory” has the meaning assigned to such term in the Security Agreement.

“IRS” means the United States Internal Revenue Service.

“Issuing Bank” means, individually and collectively, each of JPM, in its capacity as the issuer of Letters of Credit hereunder and its successors in such capacity as provided in Section 2.06(i).  Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by its Affiliates, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Bank shall, or shall cause such Affiliate to, comply with the requirements of Section 2.06 with respect to such Letters of Credit).

“Issuing Bank Sublimit” means, as of the Effective Date, $2,500,000.

“Joinder Agreement” means a Joinder Agreement in substantially the form of Exhibit E.

“JPM” means JPMorgan Chase Bank, N.A., a national banking association, in its individual capacity, and its successors.

“LC Collateral Account” has the meaning assigned to such term in Section 2.06(j).

“LC Disbursement” means any payment made by an Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the Standby LC Exposure at such time.  The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the aggregate LC Exposure at such time.

“Lenders” means the Persons listed on the Commitment Schedule and any other Person that shall have become a Lender hereunder pursuant to Section 2.19 or an Assignment and Assumption, other than any such Person that ceases to be a Lender hereunder pursuant to an Assignment and Assumption.  Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender and the Issuing Bank.

“Letters of Credit” means the letters of credit issued pursuant to this Agreement, and the term “Letter of Credit” means any one of them or each of them singularly, as the context may require.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period;  provided that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the LIBO Rate shall be the Interpolated Rate.

“LIBO Screen Rate” means, for any day and time, with respect to any Eurodollar Borrowing for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for U.S. Dollars for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion, provided that if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to zero for the purposes of this Agreement.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Documents” means, collectively, this Agreement, each promissory note issued pursuant to this Agreement, any Letter of Credit applications, each Collateral Document, the Loan Guaranty, any Obligation Guaranty, each subordination agreement, each intercreditor agreement, and each other agreement, instrument, document and certificate executed in connection herewith or therewith and delivered to, or in favor of, the Administrative Agent, any Lender, or Issuing Bank. Any reference in this

Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

“Loan Guarantor” means each Loan Party other than the Borrower’s Foreign Subsidiaries.

“Loan Guaranty” means Article X of this Agreement.

“Loan Parties” means, collectively, the Borrower, the Borrower’s Domestic Subsidiaries and any other Person who becomes a party to this Agreement pursuant to a Joinder Agreement and their respective successors and assigns, and the term “Loan Party” shall mean any one of them or all of them individually, as the context may require.

“Loans” means the loans and advances made by the Lenders pursuant to this Agreement, including Swingline Loans.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, or condition, financial or otherwise, of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents to which they are a party, (c) the Collateral, or the Administrative Agent’s Liens (on behalf of itself and the other Secured Parties) on the Collateral or the priority of such Liens, or (d) the rights of or benefits available to the Administrative Agent, the Issuing Bank or the Lenders under any of the Loan Documents.

“Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $1,500,000.  For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Material Real Property” means each parcel or related parcels of real property owned by any Loan Party which has a fair market value in excess of $1,000,000.

“Maximum Rate” has the meaning assigned to such term in Section 9.17.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage” means any mortgage, deed of trust or other agreement which conveys or evidences a Lien in favor of the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, on real property of a Loan Party, including any amendment, restatement, modification or supplement thereto.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Income” means, for any period, the consolidated net income (or loss) determined for the Borrower and its Subsidiaries, on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) except as provided in Section 1.05, the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary, and (b) the income (or deficit) of any Person (other than a Subsidiary) in which the Borrower or any Subsidiary has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary, to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

“Net Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, minus (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event and (iii) the amount of all taxes paid (or reasonably estimated to be payable) and the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer) );  provided that no such net cash proceeds shall constitute Net Proceeds in any fiscal year until the aggregate amount of all such net proceeds in such fiscal year shall exceed $500,000 (and thereafter only net proceeds in excess of such amount shall constitute Net Proceeds).

“Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(d).

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day(or for any day that is not a Banking Day, for the immediately preceding Banking Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received to the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Obligated Party” has the meaning assigned to such term in Section 10.02.

“Obligation Guaranty” means any Guarantee of all or any portion of the Secured Obligations executed and delivered to the Administrative Agent for the benefit of the Secured Parties by a guarantor who is not a Loan Party.

“Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all LC Exposure, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations and indebtedness (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), obligations and liabilities of any of the Loan Parties to any of the Lenders, the Administrative Agent, the Issuing Bank or any indemnified party, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans made or reimbursement or other obligations incurred or any of the Letters of Credit or other instruments at any time evidencing any thereof.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Off-Balance Sheet Liability” of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any indebtedness, liability or obligation under any so-called “synthetic lease” transaction entered into by such Person, or (c) any indebtedness, liability or obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person (other than operating leases).

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document), or sold or assigned an interest in any Loan, Letter of Credit, or any Loan Document.

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Paid in Full” or “Payment in Full” means, (i) the payment in full in cash of all outstanding Loans and LC Disbursements, together with accrued and unpaid interest thereon, (ii) the termination, expiration, or cancellation and return of all outstanding Letters of Credit (or alternatively, with respect to each such Letter of Credit, the furnishing to the Administrative Agent of a cash deposit, or at the discretion of the Administrative Agent a back up standby letter of credit satisfactory to the Administrative Agent and the Issuing Bank, in an amount equal to one-hundred and three percent (103%) of the LC Exposure as of the date of such payment), (iii) the payment in full in cash of the accrued and unpaid fees, (iv) the payment in full in cash of all reimbursable expenses and other Secured Obligations (other than Unliquidated Obligations for which no claim has been made and other obligations expressly stated to survive such payment and termination of this Agreement), together with accrued and unpaid interest thereon, (v) the termination of all Commitments, and (vi) the termination of the Swap Agreement Obligations and the Banking Services Obligations or entering into other arrangements satisfactory to the Secured Parties counterparties thereto.

“Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“Participant” has the meaning assigned to such term in Section 9.04(c).

“Participant Register” has the meaning assigned to such term in Section 9.04(c).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Acquisition” means any Acquisition by any Loan Party in a transaction that satisfies each of the following requirements:

(a)such Acquisition is not a hostile or contested acquisition;

(a)the business acquired in connection with such Acquisition is (i) located in the U.S., (ii) organized under applicable U.S. and state laws, and (iii) not engaged, directly or indirectly, in any line of business other than the businesses in which the Loan Parties are engaged on the Effective Date and any business activities that are substantially similar, related, or incidental thereto;

(b)both before and after giving effect to such Acquisition and the Loans (if any) requested to be made in connection therewith, each of the representations and warranties in the Loan Documents is true and correct (except (i) any such representation or warranty which relates to a specified prior date and (ii) to the extent the Lenders have been notified in writing by the Loan Parties that any representation or warranty is not correct and the Lenders have explicitly waived in writing compliance with such representation or warranty) and no Default exists, will exist, or would result therefrom;

(c)as soon as available, but not less than fifteen (15) days prior to such Acquisition, the Borrower has provided the Administrative Agent (i) notice of such Acquisition and (ii) a copy of all business and financial information reasonably requested by the Administrative Agent including pro forma financial statements, and statements of cash flow;

(d)the purchase price of such Acquisition does not exceed $15,000,000 and any cash consideration paid for all Acquisitions made during any fiscal year of the Borrower shall not exceed $15,000,000;

(e)if such Acquisition is an acquisition of the Equity Interests of a Person, such Acquisition is structured so that the acquired Person shall become a wholly-owned Domestic Subsidiary of the Borrower and a Loan Party pursuant to the terms of this Agreement;

(f)if such Acquisition is an acquisition of assets, such Acquisition is structured so that the Borrower or another Loan Party shall acquire such assets;

(g)if such Acquisition is an acquisition of Equity Interests, such Acquisition will not result in any violation of Regulation U;

(h)if such Acquisition involves a merger or a consolidation involving (i) the Borrower, the Borrower shall be the surviving entity or (ii) any other Loan Party, such Loan Party shall be the surviving entity unless the other Person will become a wholly-owned Subsidiary of the Borrower and a Loan Party pursuant to Section 5.14;

(i)no Loan Party shall, as a result of or in connection with any such Acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation, or other matters) that could have a Material Adverse Effect;

(j)the Borrower shall certify to the Administrative Agent and the Lenders (and provide the Administrative Agent and the Lenders with a pro forma calculation in form and substance reasonably satisfactory to the Administrative Agent) that, after giving effect to the completion of such Acquisition, on a pro forma basis the Borrower will be in compliance with the covenant contained in Section 6.12(b);

(k)all actions required to be taken with respect to any newly acquired or formed wholly-owned Subsidiary of the Borrower or a Loan Party, as applicable, required under Section 5.14 shall have been taken; and

(l)the Borrower shall have delivered to the Administrative Agent the final executed documentation relating to such Acquisition within five (5) days following the consummation thereof.

“Permitted Encumbrances” means:

(a)Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.04;

(b)carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or are being contested in compliance with Section 5.04;

(c)pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d)deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e)judgment Liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; and

(f)easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness, except with respect to clause (e) above.

“Permitted Investments” means:

(a)direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the U.S. (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the U.S.), in each case maturing within one year from the date of acquisition thereof;

(b)investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(c)investments in certificates of deposit, bankers’ acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the U.S. or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d)fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

(e)money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“Permitted Receivables Financing Program” means a purchase-sale arrangement entered in the ordinary course of business by a Loan Party and fully disclosed to Administrative Agent, pursuant to which such Loan Party agrees to sell and assign from time to time to a Qualified Factor its right, title and interest in certain of such Loan Party’s “finance receivables” (as such terms is used in the Borrower’s books and records as of the date hereof), provided, that in connection therewith, all of the following conditions are satisfied as determined by Administrative Agent in its reasonable discretion: (a) such Loan Party does not grant (and the Qualified Factor does not otherwise obtain) any Liens on any Collateral other than Qualified Factor Accounts; (b) the applicable agreements and other documentation entered into with respect to such arrangement are in form and substance reasonably satisfactory to Administrative Agent; and (c) the purchase price with respect to any Qualified Factor Account is concurrently paid in cash, without offset or deduction, to a deposit account under the “control” (as such term is used in Article 9 of the UCC) of the Administrative Agent.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system.

“Prepayment Event” means:

(a)any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of any Loan Party or any Subsidiary, other than dispositions described in Section 6.05(a) – (g); or

(b)any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Loan Party or  any Subsidiary with a fair value immediately prior to such event equal to or greater than $500,000; or

(c)[intentionally omitted]; or

(d)the incurrence by any Loan Party or any Subsidiary of any Indebtedness, other than Indebtedness permitted under Section 6.01 or permitted by the Required Lenders pursuant to Section 9.02.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPM as its prime rate in effect at its principal offices in New York City. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Projections” has the meaning assigned to such term in Section 5.01(e).

“Public-Sider” means a Lender whose representatives may trade in securities of the Borrower or its controlling person or any of its Subsidiaries while in possession of the financial statements provided by the Borrower under the terms of this Agreement.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Loan Guaranty or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Qualified Factor” means any bank or other financial institution engaged in the purchase of accounts receivable in the ordinary course business.

“Qualified Factor Accounts” means, in connection with any Permitted Receivables Financing Program,  “finance receivables” (as such term is used in the books and records of the Borrower as of the date of this Agreement) owing by the applicable Account Debtor, together with all proceeds thereof (including “proceeds” as defined in the UCC) and all rights of the seller of such accounts receivable to enforce such accounts receivable.

 “Real Property” means all real property that was, is now or may hereafter be owned, occupied or otherwise controlled by any Loan Party pursuant to any contract of sale, lease or other conveyance of any legal interest in any real property to any Loan Party.

“Recipient” means, as applicable, (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, or any combination thereof (as the context requires).

“Refinance Indebtedness” has the meaning assigned to such term in Section 6.01(f).

“Register” has the meaning assigned to such term in Section 9.04(b).

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, partners, members, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and such Person’s Affiliates.

“Release” means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, disposing, or dumping of any substance into the environment.

“Report” means reports prepared by the Administrative Agent or another Person showing the results of appraisals, field examinations or audits pertaining to any Loan Party’s assets from information furnished by or on behalf of such Loan Party, after the Administrative Agent has exercised its rights of inspection pursuant to this Agreement, which Reports may be distributed to the Lenders by the Administrative Agent.

“Required Lenders” means, at any time, Lenders (other than Defaulting Lenders) having Credit Exposure and unused Commitments representing more than 50% of the sum of the Aggregate Credit Exposure and unused Commitments at such time; provided that, as long as there are only two Lenders, Required Lenders shall mean both Lenders; provided further that, for purposes of declaring the Loans to be due and payable pursuant to Article VII, and for all purposes after the Loans become due and payable pursuant to Article VII or the Commitments expire or terminate, then, as to each Lender, clause (a) of the definition of Swingline Exposure shall only be applicable for purposes of determining its Revolving Exposure to the extent such Lender shall have funded its participation in the outstanding Swingline Loans.

“Requirement of Law” means, with respect to any Person, (a) the charter, articles or certificate of organization or incorporation and bylaws or operating, management or partnership agreement, or other organizational or governing documents of such Person and (b) any statute, law (including common law), treaty, rule, regulation, code, ordinance, order, decree, writ, judgment, injunction or determination of any arbitrator or court or other Governmental Authority (including Environmental Laws), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or any option, warrant or other right to acquire any such Equity Interests.

“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Revolving Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such Lender pursuant to Section 9.04.  The initial amount of each Lender’s Revolving Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable.  The initial aggregate amount of the Lenders’ Revolving Commitments is $12,500,000.00.

“Revolving Credit Maturity Date” means November 9, 2022 (if the same is a Business Day, or if not then the immediately next succeeding Business Day), or any earlier date on which the Revolving Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.

“Revolving Exposure” means, with respect to any Lender, at any time, the sum of the aggregate outstanding principal amount of such Lender’s Revolving Loans and its LC Exposure and its Swingline Exposure at such time.

“Revolving Lender” means, as of any date of determination, a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

“Revolving Loan” means a Loan made pursuant to Section 2.01(a).

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“Sale and Leaseback Transaction” has the meaning assigned to such term in Section 6.06.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or by the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.

“SEC” means the Securities and Exchange Commission of the U.S.

“Secured Obligations” means all Obligations, together with all (a) Banking Services Obligations and (b) Swap Agreement Obligations owing to the Administrative Agent or one or more Lenders or their respective Affiliates or a Person that was a Lender (or an Affiliate of a Lender) at the time the Swap Agreement Obligation was incurred;  provided, however, that the definition of “Secured Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor.

“Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) each Issuing Bank, (d) each provider of Banking Services, to the extent the Banking Services Obligations in respect thereof constitute Secured Obligations, (e) each counterparty to any Swap Agreement, to the extent the obligations thereunder constitute Secured Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (g) the successors and assigns of each of the foregoing.

“Security Agreement” means that certain Pledge and Security Agreement (including any and all supplements thereto), dated as of the date hereof, among the Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, and any other pledge or security agreement entered into, after the date of this Agreement by any other Loan Party (as required by this Agreement or any other Loan Document) or any other Person for the benefit of the Administrative Agent and the other Secured Parties, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Specified Subordinated Debt” means that Subordination Indebtedness assumed by the Borrower in connection with the Cantaloupe Acquisition in an amount not to exceed $1,800,000.

“Specified Subordinated Debt Documents”  means the agreements governing the Specified Subordinated Debt.

“Standby LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all standby Letters of Credit outstanding at such time plus (b) the aggregate amount of all LC Disbursements relating to standby Letters of Credit that have not yet been reimbursed by or on behalf of the Borrower at such time.  The Standby LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the aggregate Standby LC Exposure at such time.

“Statement” has the meaning assigned to such term in Section 2.18(g).

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board).  Such reserve percentages shall include those imposed pursuant to such Regulation D of the Board.  Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D of the Board or any comparable regulation.  The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subordinated Indebtedness” of a Person means any Indebtedness of such Person, the payment of which is subordinated to payment of the Secured Obligations to the written satisfaction of the Administrative Agent.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held , or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any direct or indirect subsidiary of the Borrower or of any other Loan Party, as applicable.

“Swap Agreement” means any agreement with respect to any swap, forward, spot, future, credit default or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

“Swap Agreement Obligations” means any and all obligations of the Loan Parties and their Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any Swap Agreement permitted hereunder with the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender, and (b) any cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction permitted hereunder with a Lender or an Affiliate of a Lender.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder.

“Swingline Commitment” means the amount set forth opposite JPM’s name on the Commitment Schedule as Swingline Commitment.  As of the Effective Date, the Swingline Commitment is $0.

“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time.  The Swingline Exposure of (a) any Revolving Lender (other than a Revolving Lender in its capacity as the Swingline Lender) at any time shall be its Applicable Percentage of the total Swingline Exposure at such time and (b) the Revolving Lender in its capacity as the Swingline Lender shall be the principal amount of all Swingline Loans made by such Revolving Lender in its capacity as the Swingline Lender outstanding at such time (less the amount of participations funded by the other Revolving Lenders in such Swingline Loans).

“Swingline Lender” means JPM, in its capacity as lender of Swingline Loans hereunder. Any consent required of the Administrative Agent or the Issuing Bank shall be deemed to be required of the Swingline Lender and any consent given by JPM in its capacity as Administrative Agent or Issuing Bank shall be deemed given by JPM in its capacity as Swingline Lender as well.

“Swingline Loan” means a Loan made pursuant to Section 2.05.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term A Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Term A Loan, expressed as an amount representing the maximum principal amount of the Term A Loan to be made by such Lender, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.09 and (b) assignments by or to such Lenders pursuant to Section 9.04.  The initial amount of each Lender’s Term A Commitment is set forth on the Commitment Schedule or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Term A Commitment, as applicable.  The aggregate amount of the Lenders’ Term A Commitment on the Effective Date is $25,000,000.00.

“Term A Lender” means a Lender having a Term A Commitment or an outstanding Term A Loan.

“Term A Loan” means a Loan made pursuant to Section 2.01(b).

“Term A Maturity Date” means November 9, 2022.

“Term Commitments” means the Term A Commitments.

“Term Lenders” means the Term A Lenders.

“Term Loans” means the Term A Loans.

“Total Leverage Ratio” means, on any date, the ratio of (a) Funded Indebtedness on such date to (b) EBITDA for the period of four consecutive fiscal quarters ended on or most recently prior to such date.

“Transactions” means the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents, the borrowing of Loans and other credit extensions, the use of the proceeds thereof, the issuance of Letters of Credit hereunder, and the Cantaloupe Acquisition.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, or the Alternate Base Rate.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or in any other state, the laws of which are required to be applied in connection with the issue of perfection of security interests.

“Unfinanced Capital Expenditures” means, for any period, Capital Expenditures made during such period which are not financed from the proceeds of any Indebtedness (other than the Revolving Loans; it being understood and agreed that, to the extent any Capital Expenditures are financed with Revolving Loans, such Capital Expenditures shall be deemed Unfinanced Capital Expenditures).

“Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (a) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (b) any other obligation (including any guarantee) that is contingent in nature at such time; or (c) an obligation to provide collateral to secure any of the foregoing types of obligations.

“U.S.” means the United States of America.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3).

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.02Classification of Loans and Borrowings.  For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Revolving Loan”).  Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar Revolving Borrowing”).

Section 1.03Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”,  “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply) and all judgments, orders and decrees of all Governmental Authorities.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignments set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”,  “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (f) any reference in any definition to the phrase “at any time” or “for any period” shall refer to the same time or period for all calculations or determinations within such definition, and (g) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 1.04Accounting Terms; GAAP.  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if after the date hereof there occurs any change in GAAP or in the application thereof on the operation of any provision hereof and the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of such change  in GAAP or in the application thereof (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Loan Party, the Borrower or any Subsidiary at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Board Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.

Section 1.05Pro Forma Adjustments for Acquisitions and Dispositions.  To the extent the Borrower or any Subsidiary makes any acquisition permitted pursuant to Section 6.04 or disposition of assets outside the ordinary course of business permitted by Section 6.05 during the period of four fiscal quarters of the Borrower most recently ended, the Total Leverage Ratio shall be calculated after giving pro forma effect thereto (including pro forma adjustments in the nature of cost savings and synergies arising out of events which are directly attributable to the acquisition or the disposition of assets, are factually supportable and are expected to have a continuing impact, in each case as determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act of 1933, as amended, as interpreted by the SEC, and as certified by a Financial Officer), as if such acquisition or such disposition (and any related incurrence, repayment or assumption of Indebtedness) had occurred in the first day of such four-quarter period.

Section 1.06Status of Obligations.In the event that the Borrower or any other Loan Party shall at any time issue or have outstanding any Subordinated Indebtedness, the Borrower shall take or cause such other Loan Party to take all such actions as shall be necessary to cause the Secured Obligations to constitute senior indebtedness (however denominated) in respect of such Subordinated Indebtedness and to enable the Administrative Agent and the Lenders to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness.  Without limiting the foregoing, the Secured Obligations are hereby designated as “senior indebtedness” and as “designated senior indebtedness” and words of similar import under and in respect of any indenture or other agreement or instrument under which such Subordinated Indebtedness is outstanding and are further given all such other designations as shall be required under the terms of any such Subordinated Indebtedness in order that the Lenders may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness.

Section 1.07Rounding. Any financial ratios required to be maintained by any Loan Party pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

Article II

The Credits

Section 2.01Commitments.

(a)Subject to the terms and conditions set forth herein, each Lender severally (and not jointly) agrees to make Revolving Loans in dollars to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result (after giving effect to any application of proceeds of such Borrowing pursuant to Section 2.10(a)) in (i) such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment or (ii) the Aggregate Revolving Exposure exceeding the aggregate Revolving Commitments.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

(b)Subject to the terms and conditions set forth herein, each Term A Lender severally (and not jointly) agrees to make a Term A Loan in dollars to the Borrower, on the Effective Date, in a principal amount not to exceed such Lender’s Term A Commitment.   Amounts prepaid or repaid in respect of Term A Loans may not be reborrowed.

Section 2.02Loans and Borrowings.

(a)Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class.  The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.  Any Swingline Loan shall be made in accordance with the procedures set forth in Section 2.05.

(b)Subject to Section 2.14, each Revolving Borrowing and Term Loan Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith, provided that all Revolving Borrowings and Term Loan Borrowings made on the Effective Date must be made as ABR Borrowings but may be converted into Eurodollar Borrowings in accordance with Section 2.08. Each Swingline Loan shall be an ABR Loan.  Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Sections 2.14, 2.15, 2.16 and 2.17 shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c)At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $50,000 and not less than $500,000.  At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $100,000;  provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e).  Each Swingline Loan shall be in an amount that is an integral multiple of $25,000 and not less than $25,000.  Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of five (5) Eurodollar Borrowings outstanding.

(d)Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Credit Maturity Date or the Term A Maturity Date, as applicable.

Section 2.03Requests for Borrowings.  To request a Borrowing, the Borrower shall notify the Administrative Agent of such request either in writing (delivered by hand or fax) in the form attached hereto as Exhibit B and signed by the Borrower or by telephone or through Electronic System, if arrangements for doing so have been approved by the Administrative Agent, (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 2:00 p.m., New York time, on the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e) may be given not later than 11:00 a.m., New York time, on the date of the proposed Borrowing.  Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery, fax or a communication through Electronic System to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower.  Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.01:

(i)the Class of Borrowing, the aggregate amount of the requested Borrowing, and a breakdown of the separate wires comprising such Borrowing;

(ii)the date of such Borrowing, which shall be a Business Day;

(iii)whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv)in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period.”

If no election as to the Type of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be an ABR Borrowing.  If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.  Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

Section 2.04[Section Intentionally Omitted]

Section 2.05Swingline Loans.

(a)Subject to the terms and conditions set forth herein, from time to time during the Availability Period, the Swingline Lender may agree, but shall have no obligation, to make Swingline Loans to the Borrower, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding the Swingline Lender’s Swingline Commitment, (ii) the Swingline Lender’s Revolving Exposure exceeding its Revolving Commitment, or (iii) the Aggregate Revolving Exposure exceeding the aggregate Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.  To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by fax) or through Electronic System, if arrangements for doing so have been approved by the Administrative Agent, not later than noon, New York time, on the day of a proposed Swingline Loan.  Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan.  The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower.  The Swingline Lender shall make each Swingline Loan available to the Borrower, to the extent the Swingline Lender elects to make such Swingline Loan by means of a credit to the Funding Account(s) (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the Issuing Bank, and in the case of repayment of another Loan or fees or expenses as provided by Section 2.18(c), by remittance to the Administrative Agent to be distributed to the Lenders) by 2:00 p.m., New York time, on the requested date of such Swingline Loan.

(b)The Swingline Lender may by written notice given to the Administrative Agent require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding.  Such notice shall specify the aggregate amount of Swingline Loans in which the Revolving Lenders will participate.  Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans.  Each Revolving Lender hereby absolutely and unconditionally agrees, promptly upon receipt of such notice from the Administrative Agent (and in any event, if such notice is received by 11:00 a.m., New York time, on a Business Day no later than 4:00 p.m., New York time on such Business Day and if received after 11:00 a.m., New York time, “on a Business Day” shall mean no later than 9:00 a.m. New York time on the immediately succeeding Business Day), to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans.  Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.  Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders.  The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender.  Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason.  The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

Section 2.06Letters of Credit.

(a)General.  Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit denominated in dollars as the applicant thereof for the support of its or its Subsidiaries’ obligations, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period.  In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. The Borrower unconditionally and irrevocably agrees that, in connection with any Letter of Credit issued for the support of any Subsidiary’s obligations as provided in the first sentence of this paragraph, the Borrower will be fully responsible for the reimbursement of LC Disbursements in accordance with the terms hereof, the payment of interest thereon and the payment of fees due under Section 2.12(b) to the same extent as if it were the sole account party in respect of such Letter of Credit (the Borrower hereby irrevocably waiving any defenses that might otherwise be available to it as a guarantor or surety of the obligations of such Subsidiary that is an account party in respect of any such Letter of Credit).  Notwithstanding anything herein to the contrary, the Issuing Bank shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit (i) the proceeds of which would be made available to any Person (A) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions or (B) in any manner that would result in a violation of any Sanctions by any party to this Agreement, (ii) if any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Requirement of Law relating to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuing Bank in good faith deems material to it, or (iii) if the issuance of such Letter of Credit would violate one or more policies of the Issuing Bank applicable to letters of credit generally; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed not to be in effect on the Effective Date for purposes of clause (ii) above, regardless of the date enacted, adopted, issued or implemented.

(b)Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions.  To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or fax (or transmit through Electronic System, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension, but in any event no less than three Business Days) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof, and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit.  If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit.  A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate LC Exposure shall not exceed $2,500,000, (ii) no Revolving Lender’s Revolving Exposure shall exceed its Revolving Commitment and (iii) the Aggregate Revolving Exposure shall not exceed the aggregate Revolving Commitments.  Notwithstanding the foregoing or anything to the contrary contained herein, the

Issuing Bank shall not be obligated to issue or modify any Letter of Credit if, immediately after giving effect thereto, the outstanding LC Exposure in respect of all Letters of Credit issued by Issuing Bank and its Affiliates would exceed such Issuing Bank’s Issuing Bank Sublimit.  Without limiting the foregoing and without affecting the limitations contained herein, it is understood and agreed that the Borrower may from time to time request that an Issuing Bank issue Letters of Credit in excess of its individual Issuing Bank Sublimit in effect at the time of such request, and each Issuing Bank agrees to consider any such request in good faith.  Any Letter of Credit so issued by an Issuing Bank in excess of its individual Issuing Bank Sublimit then in effect shall nonetheless constitute a Letter of Credit for all purposes of the Credit Agreement, and shall not affect the Issuing Bank Sublimit of any other Issuing Bank, subject to the limitations on the aggregate LC Exposure set forth in clause (i) of this Section 2.06(b).

(c)Expiration Date.  Each Letter of Credit shall expire (or be subject to termination or non-renewal by notice from the Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, including, without limitation, any automatic renewal provision, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Credit Maturity Date.

(d)Participations.  By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Revolving Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit.  In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason.  Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e)Reimbursement.  If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than noon, New York time, on (i) the Business Day that the Borrower receives notice of such LC Disbursement, if such notice is received prior to 9:00 a.m., New York time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is received after 9:00 a.m., New York time, on the day of receipt; provided that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.05 that such payment be financed with an ABR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan.  If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof, and such Lender’s Applicable Percentage thereof.  Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders.  Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank, as their interests may appear.  Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

(f)Obligations Absolute.  The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein or herein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) any payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder.  None of the Administrative Agent, the Revolving Lenders or the Issuing Bank, or any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit, or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.  The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination.  In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g)Disbursement Procedures.  The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit.  The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by fax) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

(h)Interim Interest.  If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans and such interest shall be due and payable on the date when such reimbursement is due; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply.  Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

(i)Replacement of the Issuing Bank.  (i) The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank.  The Administrative Agent shall notify the Revolving Lenders of any such replacement of the Issuing Bank.  At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b).  From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require.  After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit then outstanding and issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.  (ii) Subject to the appointment and acceptance of a successor Issuing Bank, the Issuing Bank may resign as an Issuing Bank at any time upon thirty days’ prior written notice to the Administrative Agent, the Borrower and the Lenders, in which case, such Issuing Bank shall be replaced in accordance with Section 2.06(i) above.

(j)Cash Collateralization.If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required  Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the aggregate LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders (the “LC Collateral Account”), an amount in cash equal to one hundred and three percent (103%) of the amount of the LC Exposure as of such date plus accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article VII.  The Borrower also shall deposit cash collateral in accordance with this paragraph as and to the extent required by Section 2.11(b) or 2.20. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations.  The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the LC Collateral Account and the Borrower hereby grants the Administrative Agent a security interest in the LC Collateral Account and all moneys or other assets on deposit therein or credited thereto.  Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest.  Interest or profits, if any, on such investments shall accumulate in such account.  Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the aggregate LC Exposure), be applied to satisfy other Secured Obligations.  If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all such Events of Default have been cured or waived as confirmed in writing by the Administrative Agent.

(k)LC Exposure Determination.  For all purposes of this Agreement, the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at the time of determination.

Section 2.07Funding of Borrowings.

(a)Each Lender shall make each Loan to be made by such Lender hereunder on the proposed date thereof solely by wire transfer of immediately available funds by 1:00 p.m., New York time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s Applicable Percentage; provided that Term Loans shall be made as provided in Sections 2.01(b) and 2.02(b) and Swingline Loans shall be made as provided in Section 2.05.  The Administrative Agent will make such Loans available to the Borrower by promptly crediting the funds so received in the aforesaid account of the Administrative Agent to the Funding Account(s); provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent to the Issuing Bank.

(b)Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Revolving Loans.  If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period.  If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing.  Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

Section 2.08Interest Elections.

(a)Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request.  Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section.  The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.  This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

(b)To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone or through Electronic System, if arrangements for doing so have been approved by the Administrative Agent, by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election.  Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery, Electronic System or fax to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

(c)Each telephonic and written Interest Election Request (including requests submitted through Electronic System) shall specify the following information in compliance with Section 2.02:

(i)the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii)the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv)if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d)Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e)If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing.  Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.09Termination and Reduction of Commitments.

(a)Unless previously terminated, (i) the Term A  Commitments shall terminate at 5:00 p.m., New York time, on the Effective Date and (ii) all the Revolving Commitments shall terminate on the Revolving Credit Maturity Date.

(b)The Borrower may at any time terminate the Revolving Commitments upon the Payment in Full of the Secured Obligations.

(c)The Borrower may from time to time reduce the Revolving Commitments; provided that (i) each reduction of the Revolving Commitments shall be in an amount that is an integral multiple of $500,000 and not less than $500,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.11, the Aggregate Revolving Exposure would exceed the aggregate Revolving Commitments.

(d)The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments under paragraph (b) or (c) of this Section at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof.  Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof.  Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.  Any termination or reduction of the Revolving Commitments shall be permanent.  Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Commitments.

Section 2.10Repayment and Amortization of Loans; Evidence of Debt.

(a)The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Revolving Lender the then unpaid principal amount of each Revolving Loan on the Revolving Credit Maturity Date, and (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Credit Maturity Date and the fifth Business Day after such Swingline Loan is made; provided that on each date that a Revolving Loan is made, the Borrower shall repay all Swingline Loans then outstanding and the proceeds of any such Revolving Loan shall be applied by the Administrative Agent to repay any Swingline Loans outstanding.

(b)The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Term A Lender on each date set forth below the aggregate principal amount set forth opposite such date (as adjusted from time to time pursuant to Section 2.11(d) or 2.18(b)):

Date	Amount
December 31, 2017	$416,666.67
March 31, 2018	$625,000
June 30, 2018	$625,000
September 30, 2018	$625,000

Date	Amount
December 31, 2018	$625,000
March 31, 2019	$625,000
June 30, 2019	$625,000
September 30, 2019	$625,000
December 31, 2019	$937,500
March 31, 2020	$937,500
June 30, 2020	$937,500
September 30, 2020	$937,500
December 31, 2020	$937,500
March 31, 2021	$937,500
June 30, 2021	$937,500
September 30, 2021	$937,500
December 31, 2021	$1,250,000
March 31, 2022	$1,250,000
June 30, 2022	$1,250,000
September 30, 2022	$1,250,000
Term A Maturity Date	The entire unpaid principal amount of all Term A Loans

; provided if any date set forth above is not a Business Day, then payment shall be due and payable on the Business Day immediately preceding such date.  To the extent not previously paid, all unpaid Term A Loans shall be paid in full in cash by the Borrower on the Term A Maturity Date.

(c)Prior to any repayment of any Term Loan Borrowings of any Class, if applicable, under this Section, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by fax) of such selection not later than noon, New York time, three (3) Business Days before the scheduled date of such repayment.  Each repayment of a Term Loan Borrowing of any Class shall be applied ratably to the Loans included in the repaid Term Loan Borrowing.  Repayments of Term Loan Borrowings shall be accompanied by accrued interest on the amounts repaid.

(d)Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(e)The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, if any, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(f)The entries made in the accounts maintained pursuant to paragraph (d) or (e) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(g)Any Lender may request that Loans made by it be evidenced by a promissory note.  In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent.  Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form.

Section 2.11Prepayment of Loans.

(a)The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (e) of this Section and, if applicable, payment of any break funding expenses under Section 2.16.

(b)In the event and on such occasion that the Aggregate Revolving Exposure exceeds the aggregate Revolving Commitments, the Borrower shall prepay the Revolving Loans, the LC Exposure and the Swingline Loans (or, if no such Borrowings are outstanding, deposit cash collateral in the LC Collateral Account in an aggregate amount equal to such excess, in accordance with Section 2.06(j)).

(c)In the event and on each occasion that any Net Proceeds are received by or on behalf of any other Loan Party or any Subsidiary in respect of any Prepayment Event, the Borrower shall, immediately after such Net Proceeds are received by any other Loan Party or Subsidiary, prepay the Obligations and cash collateralize the LC Exposure as set forth in Section 2.11(d) below in an aggregate amount equal to 100% of such Net Proceeds, provided that, in the case of any event described in clause (a) or (b) of the definition of the term “Prepayment Event”, if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Loan Parties intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Net Proceeds, to acquire (or replace or rebuild) real property, equipment or other tangible assets (excluding inventory) to be used in the business of the Loan Parties, and certifying that no Event of Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds specified in such certificate, provided that to the extent of any such Net Proceeds that have not been so applied by the end of such 180‑day period, a prepayment shall be required at such time in an amount equal to such Net Proceeds that have not been so applied.

(d)All prepayments required to be made pursuant to Section 2.11(c) shall be applied, first to prepay the Term Loans (and in the event Term Loans of more than one Class shall be outstanding at the time, shall be allocated among the Term Loans pro rata based on the aggregate principal amounts of outstanding Term Loans of each such Class) as so allocated, and shall be applied to reduce the subsequent scheduled repayments of Term Loans of each Class to be made pursuant to Section 2.10 ratably based on the amount of such scheduled repayments and second to prepay the Revolving Loans (including Swingline Loans) without a corresponding reduction in the Revolving Commitments and third to repay the outstanding LC Exposure (or, if no such Borrowings are outstanding deposit cash collateral in the LC Collateral Account in an aggregate amount equal to such excess in accordance with Section 2.06(j)).

(e)The Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by fax) or through Electronic System, if arrangements for doing so have been approved by the Administrative Agent, of any prepayment under this Section:  (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York time, three (3) Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than noon, New York time, on the date of prepayment or (iii) except as provided in Section 2.10(a), in the case of prepayment of a Swingline Loan, not later than noon, New York time, on the date of prepayment.  Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09.  Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing or Term Loan shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment.  Each prepayment of a Borrowing of any Class shall be applied ratably to the Loans included in the prepaid Borrowing.  Prepayments shall be accompanied by (i) accrued interest to the extent required by Section 2.13 and (ii) break funding payments to the extent required by to Section 2.16.

Section 2.12Fees.

(a)The Borrower agrees to pay to the Administrative Agent a commitment fee for the account of each Revolving Lender, which shall accrue at the Applicable Rate on the daily amount of the undrawn portion of the Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which the Lenders’ Revolving Commitments terminate; it being understood that the LC Exposure of a Lender shall be included and the Swingline Exposure of a Lender shall be excluded in the drawn portion of the Revolving Commitment of such Lender for purposes of calculating the commitment fee.  Accrued commitment fees shall be payable in arrears on the last Business Day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof.  All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b)The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Eurodollar Revolving Loans on the daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank’s standard fees and commissions with respect to the issuance, amendment, cancellation, negotiation, transfer, presentment, renewal or extension of any Letter of Credit or processing of drawings thereunder.  Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand.  Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within ten (10) days after demand.  All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c)The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

(d)All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto.  Fees paid shall not be refundable under any circumstances.

Section 2.13Interest.

(a)The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b)The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c)Notwithstanding the foregoing, during the occurrence and continuance of an Event of Default, the Administrative Agent or the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.02 requiring the consent of “each Lender affected thereby” for reductions in interest rates), declare that (i) all Loans and Letter of Credit fees shall bear interest at 2% plus the rate otherwise applicable to such Loans and Letter of Credit fees as provided in the preceding paragraphs of this Section or Section 2.12(b) or (ii) in the case of any other amount outstanding hereunder, such amount shall accrue at 2% plus the rate applicable to ABR Borrowings.

(d)Accrued interest on each Loan (for ABR Loans, accrued through the last day of the current calendar quarter) shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e)All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

Section 2.14Alternate Rate of Interest.

(a)If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(i)the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable (including, without limitation, because the LIBO Screen Rate is not available or published on a current basis), for such Interest Period; or

(ii)the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurodollar Borrowing shall be ineffective, and  (B) if any Borrowing Request requests a Eurodollar Revolving Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

(b)If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) have not arisen but the supervisor for the administrator of the LIBO Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable.  Notwithstanding anything to the contrary in Section 9.02, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders of each Class stating that such Required Lenders object to such amendment.  Until an alternate rate of interest shall be determined in accordance with this clause (b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 2.14(b), only to the extent the LIBO Screen Rate for such Interest Period is not available or published at such time on a current basis), (x) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurodollar Borrowing shall be ineffective, and (y) if any Borrowing Request requests a Eurodollar Revolving Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

Section 2.15Increased Costs.(a)If any Change in Law shall:

(i)impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

(ii)impose on any Lender or the Issuing Bank or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or

(iii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting into or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, the Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, the Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender, the Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b)If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.

(c)A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error.  The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d)Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.16Break Funding Payments.  In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.11), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(c) or (d) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19 or 9.02(d), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event.  In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Eurodollar Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Eurodollar Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Eurodollar Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market.  A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error.  The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

Section 2.17Taxes.

(a)Withholding Taxes; Gross-Up; Payments Free of Taxes.  Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law.  If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)Payment of Other Taxes by Loan Parties.  The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.

(c)Evidence of Payment.  As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment, or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d)Indemnification by the Loan Parties.  The Loan Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Loan Party by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e)Indemnification by the Lenders.  Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f)Status of Lenders.

(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,

(A)any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an executed IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the U.S. is a party (x) with respect to payments of interest under any Loan Document, an executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed IRS Form W-8ECI;

(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit C-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or

(4)to the extent a Foreign Lender is not the Beneficial Owner, an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-2 or Exhibit C-3, IRS Form W-9, and/or other certification documents from each Beneficial Owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-4 on behalf of each such direct and indirect partner;

(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g)Treatment of Certain Refunds.  If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund).  Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid.  This paragraph (g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h)Survival.  Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document (including the Payment in Full of the Secured Obligations).

(i)Defined Terms.  For purposes of this Section 2.17, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA.

Section 2.18Payments Generally; Allocation of Proceeds; Sharing of Set-offs.

(a)The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Sections 2.15, 2.16 or 2.17, or otherwise) prior to 3:00 p.m., New York time, on the date when due, in immediately available funds, without set-off or counterclaim.  Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon.  All such payments shall be made to the Administrative Agent at its offices at 10 South Dearborn, Floor L2, Suite IL1-0480, Chicago, IL, 60603-2300, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto.  The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.  Unless otherwise provided for herein, if any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.  All payments hereunder shall be made in dollars.

(b)Any proceeds of Collateral or any payment by or on behalf of any Loan Party received by the Administrative Agent (i) not constituting either (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by the Borrower), or (B) a mandatory prepayment (which shall be applied in accordance with Section 2.11) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Lenders so direct, shall be applied ratably first, to pay any fees, indemnities, or expense reimbursements then due to the Administrative Agent, the Swingline Lender and the Issuing Bank from the Borrower (other than in connection with Banking Services Obligations or Swap Agreement Obligations), second, to pay any fees, indemnities, or expense reimbursements then due to the Lenders from the Borrower (other than in connection with Banking Services Obligations or Swap Agreement Obligations), third, to pay interest then due and payable on the Loans ratably, fourth, to prepay principal on the Loans and unreimbursed LC Disbursements and to pay any amounts owing in respect of Swap Agreement Obligations and Banking Services Obligations up to and including the amount most recently provided to the Administrative Agent pursuant to Section 2.22, ratably (with amounts allocated to the Term Loans of any Class applied to reduce the subsequent scheduled repayments of the Term Loans of such Class to be made pursuant to Section 2.10 ratably based on the amount of such scheduled repayments),  fifth, to pay an amount to the Administrative Agent equal to one hundred three percent (103%) of the aggregate LC Exposure, to be held as cash collateral for such Obligations, and sixth, to the payment of any other Secured Obligation due to the Administrative Agent or any Lender from the Borrower or any other Loan Party. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower, or unless an Event of Default is in existence, neither the Administrative Agent nor any Lender shall apply any payment which it receives to any Eurodollar Loan of a Class, except (i) on the expiration date of the Interest Period applicable thereto, or (ii) in the event, and only to the extent, that there are no outstanding ABR Loans of the same Class and, in any such event, the Borrower shall pay the break funding payment required in accordance with Section 2.16. The Administrative Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Secured Obligations.

Notwithstanding the foregoing, Secured Obligations arising under Banking Services Obligations or Swap Agreement Obligations shall be excluded from the application described above and paid in clause sixth if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may have reasonably requested from the applicable provider of such Banking Services or Swap Agreements.

(c)All payments of principal, interest, LC Disbursements, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees, costs and expenses pursuant to Section 9.03), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder, made following a request by the Borrower pursuant to Section 2.03 or 2.05 or may be deducted from any deposit account of the Borrower maintained with the Administrative Agent.  The Borrower hereby irrevocably authorizes the Administrative Agent to charge any deposit account of the Borrower maintained with the Administrative Agent for each payment of principal, interest and fees as it becomes due hereunder or any other amount due under the Loan Documents.

(d)If, except as otherwise expressly provided herein, any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other similarly situated

Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by all such Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment or sale of a participation in any of its Loans or participations in LC Disbursements or Swingline Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply).  The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(e)Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due.  In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(f)If any Lender shall fail to make any payment required to be made by it hereunder, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations hereunder until all such unsatisfied obligations are fully paid and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender hereunder.  Application of amounts pursuant to (i) and (ii) above shall be made in such order as may be determined by the Administrative Agent in its discretion.

(g)The Administrative Agent may from time to time provide the Borrower with account statements or invoices with respect to any of the Secured Obligations (the “Statements”).  The Administrative Agent is under no duty or obligation to provide Statements, which, if provided, will be solely for the Borrower’s convenience.  Statements may contain estimates of the amounts owed during the relevant billing period, whether of principal, interest, fees or other Secured Obligations.  If the Borrower pays the full amount indicated on a Statement on or before the due date indicated on such Statement, the Borrower shall not be in default of payment with respect to the billing period indicated on such Statement; provided, that acceptance by the Administrative Agent, on behalf of the Lenders, of any payment that is less than the total amount actually due at that time (including but not limited to any past due amounts) shall not constitute a waiver of the Administrative Agent’s or the Lenders’ right to receive payment in full at another time.

Section 2.19Mitigation Obligations; Replacement of Lenders.

(a)If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Sections 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender) pursuant to Section 2.17, or if any Lender becomes a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Sections 2.15 or 2.17) and obligations under this Agreement and other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and in circumstances where its consent would be required under Section 9.04, the Issuing Bank and the Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and funded participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments.  A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

Section 2.20Defaulting Lenders.

Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a)fees shall cease to accrue on the unfunded portion of the Revolving Commitment of such Defaulting Lender pursuant to Section 2.12(a);

(b)such Defaulting Lender shall not have the right to vote on any issue on which voting is required (other than to the extent expressly provided in Section 9.02(b)) and the Commitment and Revolving Exposure and, if applicable, Term Commitment and Term Loans of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder or under any other Loan Document; provided that, except as otherwise provided in Section 9.02, this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender directly affected thereby;

(c)if any Swingline Exposure or LC Exposure exists at the time such Lender becomes a Defaulting Lender then:

(i)all or any part of the Swingline Exposure and LC Exposure of such Defaulting Lender (other than the portion of such Swingline Exposure referred to in clause (b) of the definition of such term) shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only (x) to the extent that the conditions set forth in Section 4.02 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time) and (y) to the extent that such reallocation does not, as to any non-Defaulting Lender, cause such non-Defaulting Lender’s Revolving Exposure to exceed its Revolving Commitment;

(ii)if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within one (1) Business Day following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize, for the benefit of the Issuing Bank, the Borrower’s obligations corresponding to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding;

(iii)if the Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;

(iv)if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Sections 2.12(a) and 2.12(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and

(v)if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and

(d)so long as such Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend, renew, extend or increase any Letter of Credit, unless it is satisfied that the related exposure and such Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.20(c), and Swingline Exposure related to any such newly made Swingline Loan or LC Exposure related to any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.20(c)(i) (and such Defaulting Lender shall not participate therein).

If (i) a Bankruptcy Event or a Bail-In Action with respect to the Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Swingline Lender or the Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the Swingline Lender or the Issuing Bank, as the case may be, shall have entered into arrangements with the Borrower or such Lender, satisfactory to the Swingline Lender or the Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder.

In the event that each of the Administrative Agent, the Borrower, the Swingline Lender and the Issuing Bank agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Commitment and on the date of such readjustment such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.

Section 2.21Returned Payments.   If, after receipt of any payment which is applied to the payment of all or any part of the Obligations (including a payment effected through exercise of a right of setoff), the Administrative Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion), then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Administrative Agent or such Lender.  The provisions of this Section 2.21 shall be and remain effective notwithstanding any contrary action which may have been taken by the Administrative Agent or any Lender in reliance upon such payment or application of proceeds.  The provisions of this Section 2.21 shall survive the termination of this Agreement.

Section 2.22Banking Services and Swap Agreements.  Each Lender or Affiliate thereof providing Banking Services for, or having Swap Agreements with, any Loan Party or any Subsidiary or Affiliate of a Loan Party shall deliver to the Administrative Agent, promptly after entering into such Banking Services or Swap Agreements, written notice setting forth the aggregate amount of all Banking Services Obligations and Swap Agreement Obligations of such Loan Party or Subsidiary or Affiliate thereof  to such Lender or Affiliate (whether matured or unmatured, absolute or contingent).  In furtherance of that requirement, each such Lender or Affiliate thereof shall furnish the Administrative Agent, from time to time after a significant change therein or upon a request therefor, a summary of the amounts due or to become due in respect of such Banking Services Obligations and Swap Agreement Obligations.  The most recent information provided to the Administrative Agent shall be used in determining which tier of the waterfall, contained in Section 2.18(b), such Banking Services Obligations and/or Swap Agreement Obligations will be placed.

Article III

Representations and Warranties

Each Loan Party represents and warrants to the Lenders that (and where applicable, agrees):

Section 3.01Organization; Powers.  Each Loan Party and each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

Section 3.02Authorization; Enforceability.  The Transactions are within each Loan Party’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders.  Each Loan Document to which each Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 3.03Governmental Approvals; No Conflicts.  The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (b) will not violate any Requirement of Law applicable to any Loan Party or any Subsidiary, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any Subsidiary or the assets of any Loan Party or any Subsidiary, or give rise to a right thereunder to require any payment to be made by any Loan Party or any Subsidiary, except to the extent such violation could not reasonably be expected to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any Subsidiary, except Liens created pursuant to the Loan Documents.

Section 3.04Financial Condition; No Material Adverse Change.

(a)The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal year ended June 30, 2017, reported on by RSM US LLP, independent public accountants.  Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to normal year‑end audit adjustments all of which, when taken as a whole, would not be materially adverse.

(b)No event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect, since June 30, 2017.

Section 3.05Properties.

(a)As of the date of this Agreement, Schedule 3.05 sets forth the address of each parcel of real property that is owned or leased by any Loan Party.  Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists.  Each of the Loan Parties and each Subsidiary has good and indefeasible title to, or valid leasehold interests in, all of its real and personal property, free of all Liens other than those permitted by Section 6.02.

(b)Each Loan Party and each Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property necessary to its business as currently conducted, a correct and complete list of which, as of the date of this Agreement, is set forth on Schedule 3.05, and the use thereof by each Loan Party and each Subsidiary does not infringe in any material respect upon the rights of any other Person, and each Loan Party’s and each Subsidiary’s rights thereto are not subject to any licensing agreement or similar arrangement.

Section 3.06Litigation and Environmental Matters.

(a)There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Loan Party, threatened against or affecting any Loan Party or any Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters set forth on Schedule 3.06) or (ii) that involve any Loan Document or the Transactions.

(b)Except for the Disclosed Matters, (i) no Loan Party or any Subsidiary has received notice of any claim with respect to any Environmental Liability or knows of any basis for any Environmental Liability which, in either case, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect and (ii) except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, no Loan Party or any  Subsidiary (A) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law (B) has become subject to any Environmental Liability, (C) has received notice of any claim with respect to any Environmental Liability or (D) knows of any basis for any Environmental Liability.

(c)Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

Section 3.07Compliance with Laws and Agreements; No Default.  Except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, each Loan Party and each Subsidiary is in compliance with (a) all Requirements of Law applicable to it or its property and (b) all indentures, agreements and other instruments binding upon it or its property.  No Default or Event of Default has occurred and is continuing.

Section 3.08Investment Company Status.  No Loan Party or any Subsidiary is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

Section 3.09Taxes.  Except as set forth in Schedule 3.09, each Loan Party and each Subsidiary has timely filed or caused to be filed all federal, state and material local.  Tax returns and reports (or timely extensions therefor) required to have been filed and has paid or caused to be paid all federal, state and material local Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party or such Subsidiary, as applicable, has set aside on its books adequate reserves.  No tax liens have been filed and no claims are being asserted with respect to any such taxes.

Section 3.10ERISA.  No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.  The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87 or subsequent recodification thereof, as applicable) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan.

Section 3.11Disclosure.  The Loan Parties have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any Loan Party or any Subsidiary is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.  None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party or any Subsidiary to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time delivered and, if such projected financial information was delivered prior to the Effective Date, as of the Effective Date.

Section 3.12Material Agreements.  All material agreements and contracts to which any Loan Party or any Subsidiary is a party or is bound as of the date of this Agreement are listed on Schedule 3.12.  No Loan Party or any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any material agreement to which it is a party or (ii) any agreement or instrument evidencing or governing Indebtedness, except, in either case, where such default could not reasonably be expected to result in a Material Adverse Effect.

Section 3.13Solvency.

(a)Immediately after the consummation of the Transactions to occur on the Effective Date, (i) the fair value of the assets of the Loan Parties, taken as a whole, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise, taken as a whole; (ii) the present fair saleable value of the property of the Loan Parties, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, taken as a whole, as such debts and other liabilities become absolute and matured; (iii) the Loan Parties, taken as a whole, will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, taken as a whole; and (iv) the Loan Parties will not have unreasonably small capital, taken as a whole, with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted after the Effective Date.

(b)Loan Parties do not intend to and the Loan Parties do not believe that the Loan Parties and their Subsidiaries, taken as a whole, will, incur debts beyond their ability, taken as a whole, to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by any Loan Party or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of their Indebtedness or the Indebtedness of any such Subsidiary.

Section 3.14Insurance.  Schedule 3.14 sets forth a description of all insurance maintained by or on behalf of the Loan Parties and their Subsidiaries as of the Effective Date.  As of the Effective Date, all premiums in respect of such insurance have been paid.  The Loan Parties believe that the insurance maintained by or on behalf of the Loan Parties and their Subsidiaries is adequate and is customary for companies engaged in the same or similar businesses operating in the same or similar locations.

Section 3.15Capitalization and Subsidiaries.  Schedule 3.15 sets forth (a) a correct and complete list of the name and relationship to the Borrower of each Subsidiary, (b) a true and complete listing of each class of each of Borrower’s Subsidiaries’ authorized Equity Interests, of which all of such issued Equity Interests are validly issued, outstanding, fully paid and non-assessable (to the extent such concepts are relevant with respect to such ownership interests), and owned beneficially and of record by the Persons identified on Schedule 3.15, and (c) the type of entity of the Borrower and each Subsidiary.  All of the issued and outstanding Equity Interests owned by any Loan Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

Section 3.16Security Interest in Collateral.  The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, and such Liens constitute perfected and continuing Liens on the Collateral, securing the Secured Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except in the case of (a) Permitted Encumbrances, to the extent any such Permitted Encumbrances would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law and (b) Liens perfected only by possession (including possession of any certificate of title), to the extent the Administrative Agent has not obtained or does not maintain possession of such Collateral.

Section 3.17Employment Matters.  As of the Effective Date, there are no strikes, lockouts or slowdowns against any Loan Party or any Subsidiary pending or, to the knowledge of any Loan Party, threatened. The hours worked by and payments made to employees of the Loan Parties and their Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters.  All payments due from any Loan Party or any Subsidiary, or for which any claim may be made against any Loan Party or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Loan Party or such Subsidiary.

Section 3.18Federal Reserve Regulations.  No part of the proceeds of any Loan or Letter of Credit has been used or will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

Section 3.19Use of Proceeds.  The proceeds of the Loans have been used and will be used, whether directly or indirectly as set forth in Section 5.08.

Section 3.20No Burdensome Restrictions.  No Loan Party is subject to any Burdensome Restrictions except Burdensome Restrictions permitted under Section 6.10.

Section 3.21Anti-Corruption Laws and Sanctions.  Each Loan Party has implemented and maintains in effect policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and such Loan Party, its Subsidiaries and their respective officers and directors and, to the knowledge of such Loan Party, its employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.  None of (a) any Loan Party, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of any such Loan Party or Subsidiary, any agent of such Loan Party or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.  No Borrowing or Letter of Credit, use of proceeds, Transaction or other transaction contemplated by this Agreement or the other Loan Documents will violate Anti-Corruption Laws or applicable Sanctions.

Section 3.22EEA Financial Institutions.  No Loan Party is an EEA Financial Institution.

Article IV

Conditions

Section 4.01Effective Date.  The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a)Credit Agreement and Loan Documents.  The Administrative Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include fax or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and (ii) duly executed copies of the Loan Documents and such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including any promissory notes requested by a Lender pursuant to Section 2.10 payable to the order of each such requesting Lender.

(b)Financial Statements and Projections.  The Lenders shall have received (i) audited consolidated financial statements of the Borrower and its Subsidiaries for the 2016 and 2017 fiscal years and (ii) satisfactory Projections through June 30, 2022.

(c)Opinions of Counsel.Favorable written legal opinion of Lurio & Associates, P.C. and applicable local counsel in the jurisdictions of organization of the Loan Parties addressed to the Administrative Agent and each of the Lenders, and covering such customary matters relating to the Loan Parties, the Loan Documents and the transactions contemplated therein as the Administrative Agent shall reasonably request.

(d)Secretary Certificates; Certified Certificate of Incorporation; Good Standing Certificates.  The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Effective Date and executed by its Secretary or Assistant Secretary, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign the Loan Documents to which it is a party and, in the case of the Borrower, its Financial Officers, and (C) contain appropriate attachments, including the charter, articles or certificate of organization or incorporation of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its bylaws or operating, management or partnership agreement, or other organizational or governing documents, and (ii) a long form good standing certificate for each Loan Party from its jurisdiction of organization.

(e)Closing Certificate.  The Administrative Agent shall have received a certificate, signed by the chief financial officer of the Borrower and each other Loan Party, dated as of the Effective Date, after giving effect to the initial Loans, the Cantaloupe Acquisition, and the other Transactions hereunder, (i) stating that no Default has occurred and is continuing, (ii) stating that the representations and warranties contained in the Loan Documents are true and correct as of such date, and (iii) certifying as to any other factual matters as may be reasonably requested by the Administrative Agent.

(f)Approvals.  All governmental and third party approvals necessary in connection with the financing contemplated hereby, the Cantaloupe Acquisition, and the other Transactions, if any, and the continuing operations of the Loan Parties and their Subsidiaries (including shareholder approvals, if any) shall have been obtained on terms satisfactory to the Administrative Agent and shall be in full force and effect.

(g)Fees.  The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses required to be reimbursed for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Effective Date.  All such amounts will be paid with proceeds of Loans made on the Effective Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the Effective Date.

(h)Lien Searches.  The Administrative Agent shall have received the results of a recent lien search in the jurisdiction of organization of each Loan Party and each jurisdiction where assets of the Loan Parties are located, and such search shall reveal no Liens on any of the assets of the Loan Parties except for liens permitted by Section 6.02 or discharged on or prior to the Effective Date pursuant to a pay-off letter or other documentation satisfactory to the Administrative Agent.

(i)Pay-Off Letter.  The Administrative Agent shall have received satisfactory pay-off letters for all existing Indebtedness required to be repaid on the Effective Date and which confirms that all Liens upon any of the property of the Loan Parties constituting Collateral will be terminated concurrently with such payment and all letters of credit issued or guaranteed as part of such Indebtedness shall have been cash collateralized or supported by a Letter of Credit.

(j)Funding Account.  The Administrative Agent shall have received a notice setting forth the deposit account of the Borrower (the “Funding Account”) to which the Administrative Agent is authorized by the Borrower to transfer the proceeds of any Borrowings requested or authorized pursuant to this Agreement.

(k)Solvency.  The Administrative Agent shall have received a solvency certificate signed by a Financial Officer dated the Effective Date in form and substance reasonably satisfactory to the Administrative Agent.

(l)Pledged Equity Interests; Stock Powers; Pledged Notes.  The Administrative Agent shall have received (i) the certificates representing the Equity Interests pledged pursuant to the Security Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the Administrative Agent pursuant to the Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

(m)Filings, Registrations and Recordings.  Each document (including any Uniform Commercial Code financing statement) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.02), shall be in proper form for filing, registration or recordation.

(n)Insurance.  The Administrative Agent shall have received evidence of insurance coverage in form, scope, and substance reasonably satisfactory to the Administrative Agent and otherwise in compliance with the terms of Section 5.10 of this Agreement and Section 4.12 of the Security Agreement.

(o)Due Diligence. The Administrative Agent and its counsel shall have completed all business and legal due diligence with respect to the Borrower and its Subsidiaries and Cantaloupe Systems and its Subsidiaries, including, without limitation, receipt of a  quality of earnings reports with respect to Cantaloupe Systems, approval of the final corporate structure, approval of the terms of any agreements with Affiliates, and one or more meetings with the Borrower’s management team, in each case, the results of which shall be satisfactory to Administrative Agent in its sole discretion.

(p)Cantaloupe Acquisition.

(i)All conditions precedent to the consummation of the Cantaloupe Acquisition shall be satisfied or waived by the Administrative Agent and the Cantaloupe Acquisition shall have been consummated substantially concurrently with or before the making of the initial Loans hereunder, substantially in accordance with the terms of the Cantaloupe Acquisition Agreement.

(ii)Administrative Agent shall have received certified, executed copies of all material writings, agreements, and other material documents relating to, or executed in connection with, the Cantaloupe Acquisition, each of which shall be in form and substance reasonably satisfactory to Administrative Agent.

(q)Subordinated Debt.

(i)The Administrative Agent shall be satisfied with the terms and conditions of the Specified Subordinated Debt, and the documentation evidencing the Specified Subordinated Debt shall otherwise be in form and substance satisfactory to the Administrative Agent and the Lenders.

(ii)The Specified Subordinated Debt Documents shall have been executed and be in full force and effect and Administrative Agent shall have received evidence that the Specified Subordinated Debt shall have been funded to or on behalf of Borrower.

(r)USA PATRIOT Act, Etc.  The Administrative Agent and Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including USA PATRIOT Act, and a properly completed and signed IRS Form W-8 or W-9, as applicable, for each Loan Party.

(s)Other Documents.  The Administrative Agent shall have received such other documents as the Administrative Agent, the Issuing Bank, any Lender or their respective counsel may have reasonably requested.

Section 4.02Each Credit Event.  The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

(a)The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

(b)At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default or Event of Default shall have occurred and be continuing.

(c)After giving effect to any Borrowing or the issuance, amendment, renewal or extension of any Letter of Credit, Availability shall not be less than zero.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) and (c) of this Section.

Notwithstanding the failure to satisfy the conditions precedent set forth in paragraphs (a) or (b) or (c) of this Section, unless otherwise directed by the Required Lenders, the Administrative Agent may, but shall have no obligation to, continue to make Loans and an Issuing Bank may, but shall have no obligation to, issue, amend, renew or extend, or cause to be issued, amended, renewed or extended, any Letter of Credit for the ratable account and risk of the Lenders from time to time if the Administrative Agent believes that making such Loans or issuing, amending, renewing or extending, or causing the issuance, amendment, renewal or extension of, any such Letter of Credit is in the best interests of the Lenders.

Article V

Affirmative Covenants

Until all of the Secured Obligations shall have been Paid in Full, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the other Loan Parties, with the Lenders that:

Section 5.01Financial Statements and Other Information.  The Borrower will furnish to the Administrative Agent and each Lender, including their Public-Siders:

(a)within ninety (90) days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing acceptable to the Administrative Agent (without a “going concern” or like qualification, commentary or exception, and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, accompanied by any management letter prepared by said accountants;

(b)within forty-five (45) days after the end of each fiscal quarter of the Borrower, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(c)concurrently with any delivery of financial statements under clause (a) or (b) above (collectively or individually, as the context requires, the “Financial Statements”), a certificate of a Financial Officer in substantially the form of Exhibit D (i) certifying, in the case of the Financial Statements delivered under clause (b) above, as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, (ii) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.1, (iv) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the Financial Statements accompanying such certificate, and (v) setting forth the amount of proceeds from Qualified Factor Accounts owing to Qualified Factors that are maintained in a Deposit Account of any Loan Party as of the date of such certificate;

(d)[Reserved];

(e)as soon as available, but in any event no later than thirty  (30) days after the end of each fiscal year of the Borrower, a copy of the plan and forecast (including a projected consolidated balance sheet, income statement and cash flow statement) of the Borrower for each quarter of the upcoming fiscal year (the “Projections”) in form reasonably satisfactory to the Administrative Agent;

(f)[Reserved];

(g)promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Loan Party or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be;

(h)promptly following any request therefor, such other information regarding the operations, changes in ownership of Equity Interests, business affairs and financial condition of any Loan Party or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request; and

(i)promptly after any request therefor by the Administrative Agent or any Lender, copies of (i) any documents described in Section 101(k)(1) of ERISA that the Borrower or any ERISA Affiliate may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that the Borrower or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided that if the Borrower or any ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the Borrower or the applicable ERISA Affiliate shall promptly make a request for such documents and notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof.

Documents required to be delivered pursuant to Section 5.10(a), (b) or (g) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which such materials are publicly available as posted on the Electronic Data Gathering, Analysis and Retrieval system (EDGAR) or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that:  (A) upon written request by the Administrative Agent, the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail versions (i.e., soft copies) of such documents.  The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such document to it and maintaining its copies of such documents.

Section 5.02Notices of Material Events.  The Borrower will furnish to the Administrative Agent and each Lender prompt (but in any event within any time period that may be specified below) written notice of the following:

(a)the occurrence of any Default;

(b)receipt of any notice of any investigation by a Governmental Authority or any litigation or proceeding commenced or threatened against any Loan Party or any Subsidiary that (i) in the good faith estimate of the Borrower could result in damages in excess of $500,000, (ii) alleges criminal misconduct by any Loan Party or any Subsidiary, (v) alleges the material violation of, or seeks to impose material remedies under, any Environmental Law or related Requirement of Law, or seeks to impose material Environmental Liability or (vi) asserts liability on the part of any Loan Party or any Subsidiary in excess of $500,000 in respect of any tax, fee, assessment, or other governmental charge;

(c)the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Loan Parties and their Subsidiaries in an aggregate amount exceeding $500,000;

(d)within two (2) Business Days after the occurrence thereof, any Loan Party entering into a Swap Agreement or an amendment to a Swap Agreement, together with copies of all agreements evidencing such Swap Agreement or amendment; and

(e)any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 5.03Existence; Conduct of Business.  Each Loan Party will, and will cause each Subsidiary to, (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, qualifications, licenses, permits, franchises, governmental authorizations, intellectual property rights, licenses and permits material to the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to do so could not be reasonably expected to result in a Material Adverse Exchange; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03 and (b) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted.

Section 5.04Payment of Obligations.  Each Loan Party will, and will cause each Subsidiary to, pay or discharge all Material Indebtedness and all other material liabilities and obligations, including federal, state and material local Taxes, before the same shall become delinquent or in default (subject to any notice and cure period),  except (i) as set forth on Schedule 3.09 and (ii) where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect; provided, however, that each Loan Party will, and will cause each Subsidiary to,  remit withholding taxes and other payroll taxes to appropriate Governmental Authorities as and when claimed to be due, notwithstanding the foregoing exceptions.

Section 5.05Maintenance of Properties.  Each Loan Party will, and will cause each Subsidiary to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

Section 5.06Books and Records; Inspection Rights.  Each Loan Party will, and will cause each Subsidiary to, (a) keep proper books of record and account in which full, true and correct entries in all material respects are made of all dealings and transactions in relation to its business and activities and (b)

permit any representatives designated by the Administrative Agent or any Lender (including employees of the Administrative Agent, any Lender or any consultants, accountants, lawyers, agents and appraisers retained by the Administrative Agent) during normal business hours, upon reasonable prior notice, to visit and inspect its properties, conduct at the Loan Party’s premises field examinations of the Loan Party’s assets, liabilities, books and records, including examining and making extracts from its books and records, environmental assessment reports and Phase I or Phase II studies, and to discuss its affairs, finances and condition with its officers and independent accountants (in the presences of its officers), all at such reasonable times and as often as reasonably requested, provided that unless an Event of Default exists or the Administrative Agent believes in good faith that an Event of Default may exist Administrative Agent and the Lenders will not make the inspections and examinations pursuant to this clause (b) more than once per year without the prior consent of the Borrower.  The Loan Parties acknowledge that the Administrative Agent, after exercising its rights of inspection, may prepare and distribute to the Lenders certain Reports pertaining to the Loan Parties’ assets for internal use by the Administrative Agent and the Lenders.

Section 5.07Compliance with Laws and Material Contractual Obligations.  Each Loan Party will, and will cause each Subsidiary to, (a) comply with each Requirement of Law applicable to it or its property (including without limitation Environmental Laws) and (b) perform in all material respects its obligations under material agreements to which it is a party , except, in each case, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.  Each Loan Party will maintain in effect and enforce policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

Section 5.08Use of Proceeds.

(a)The proceeds of the Loans and the Letters of Credit will be used only for (i) working capital and general corporate purposes of the Borrower and its Subsidiaries, (ii) to refinance certain Indebtedness existing on the Effective Date,  and (iii) to pay a portion of the purchase price for the Cantaloupe Acquisition. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, (i) for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X or (ii) to make any Acquisition other than the Cantaloupe Acquisition and Permitted Acquisitions.

(b)The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (i)  in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent that such activities, business or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or the European Union, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

Section 5.09Accuracy of Information.  The Loan Parties will ensure that any information, including financial statements or other documents, furnished to the Administrative Agent or the Lenders in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder contains no material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the furnishing of such information shall be deemed to be a representation and warranty by the Borrower on the date thereof as to the matters specified in this Section 5.09; provided that, with respect to the Projections, the Loan Parties will cause the Projections to be prepared in good faith based upon assumptions believed to be reasonable at the time.

Section 5.10Insurance.   Each Loan Party will, and will cause each Subsidiary to, maintain with financially sound and reputable carriers having a financial strength rating of at least A- by A.M. Best Company (a) insurance in such amounts (with no greater risk retention) and against such risks (including loss or damage by fire and loss in transit; theft, burglary, pilferage, larceny, embezzlement, and other criminal activities; business interruption; and general liability) and such other hazards, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required pursuant to the Collateral Documents.  The Borrower will furnish to the Lenders, upon request of the Administrative Agent, but no less frequently than annually, information in reasonable detail as to the insurance so maintained.

Section 5.11Reserved.

Section 5.12Casualty and Condemnation.  The Borrower (a) will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Collateral Documents

Section 5.13Depository Banks.  Subject to Section 5.15, each Loan Party will maintain the Administrative Agent as its principal depository bank, including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business.

Section 5.14Additional Collateral; Further Assurances.

(a)Subject to applicable Requirements of Law, each Loan Party will cause each of its Domestic Subsidiaries formed or acquired after the date of this Agreement within thirty (30) days (or such longer period the Administrative Agent shall approve in writing) after such formation or acquisition to become a Loan Party by executing a Joinder Agreement. Upon execution and delivery thereof, each such Person (i) shall automatically become a Loan Guarantor hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents and (ii) will grant Liens to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, in any property of such Loan Party which constitutes Collateral, including any Material Real Property located in the U.S. owned by any Loan Party.

(b)Each Loan Party will cause (i) 100% of the issued and outstanding Equity Interests of each of its Domestic Subsidiaries and (ii) 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary directly owned by the Borrower or any Domestic Subsidiary to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent for the benefit of the Administrative Agent and the other Secured Parties, pursuant to the terms and conditions of the Loan Documents or other security documents as the Administrative Agent shall reasonably request

(c)Without limiting the foregoing, each Loan Party will, and will cause each Subsidiary to, execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions (including the delivery of legal opinions, filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents and such other actions or deliveries of the type required by Section 4.01, as applicable), which may be required by any Requirement of Law or which the Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all at the expense of the Loan Parties.

(d)With respect to all owned Material Real Property that is acquired after the Effective Date or that becomes Material Real Property after the Effective Date, the Loan Parties shall within sixty (60) days thereafter (or such later date as approved by the Administrative Agent), deliver each of the following, in form and substance reasonably satisfactory to the Administrative Agent:

(i)a Mortgage on such property;

(ii)evidence that a counterpart of the Mortgage has been recorded in the place necessary, in the Administrative Agent’s reasonable judgment, to create a valid and enforceable first priority Lien in favor of the Administrative Agent for the benefit of itself and the Secured Parties, subject to Permitted Encumbrances;

(iii)ALTA or other mortgagee’s title policy;

(iv)an ALTA survey prepared and certified to the Administrative Agent by a surveyor reasonably acceptable to the Administrative Agent;

(v)an opinion of counsel in the state in which such real property is located in form and substance and from counsel reasonably satisfactory to the Administrative Agent;

(vi)if any such parcel of real property is determined by the Administrative Agent to be in a flood zone, a flood notification form signed by the Borrower and evidence that flood insurance is in place for the building and contents, all in form and substance satisfactory to the Administrative Agent;

(vii)if reasonably required by the Administrative Agent, a current appraisal of the real property prepared by an appraiser reasonably acceptable to the Administrative Agent, and in form and substance reasonably satisfactory to the Administrative Agent;

(viii)if required by the Administrative Agent, an environmental assessment of the real property prepared by an environmental engineer reasonably acceptable to the Administrative Agent, and accompanied by such reports, certificates, studies or data as Administrative Agent may reasonably require, which shall all be in form and substance reasonably satisfactory to the Administrative Agent; and

(ix)such other information, documentation, and certifications as may be reasonably required by the Administrative Agent.

(e)If any material assets (including any real property or improvements thereto or any interest therein) are acquired by any Loan Party after the Effective Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien under the Security Agreement upon acquisition thereof), the Borrower will (i) notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, cause such assets to be subjected to a Lien securing the Secured Obligations and (ii)  take, and cause each applicable Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (c) of this Section, all at the expense of the Loan Parties.

Section 5.15Post-Closing Matters.

(a)Within ten  (10) Business Days after the Effective Date (or such later date as the Administrative Agent may agree in writing in its discretion), the Administrative Agent shall have received additional insured, lenders loss payee, and notice of cancellation insurance endorsements with respect to, as applicable, Borrower’s liability and property insurance policies, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent.

(b)Within sixty  (60) Business Days after the Effective Date (or such later date as the Administrative Agent may agree in writing in its discretion), the Loan Parties shall comply with Section 5.15 hereby and the provisions of the Security Agreement with regard to granting “control” (as such term is used in Article 8 of the UCC) over deposit accounts and securities accounts of the Loan Parties to the extent required thereby.

Article VI

Negative Covenants

Until all of the Secured Obligations shall have been Paid in Full, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the other Loan Parties, with the Lenders that:

Section 6.01Indebtedness.  No Loan Party will, nor will it permit any Subsidiary to, create, incur, assume or suffer to exist any Indebtedness, except:

(a)the Secured Obligations;

(b)Indebtedness existing on the date hereof and set forth in Schedule 6.01 (excluding, however, following the making of the initial Loan hereunder, the Indebtedness to be repaid with the proceeds of such Loans as indicated on Schedule 6.01) and any extensions, renewals, refinancings and replacements of any such Indebtedness in accordance with clause (f) hereof;

(c)Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary, provided that (i) Indebtedness of any Subsidiary that is not a Loan Party to the Borrower or any other Loan Party shall be subject to Section 6.04 and (ii) Indebtedness of any Loan Party to any Subsidiary that is not a Loan Party shall be subordinated to the Secured Obligations on terms reasonably satisfactory to the Administrative Agent;

(d)Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Borrower or any other Subsidiary, provided that (i) the Indebtedness so Guaranteed is permitted by this Section 6.01, (ii) Guarantees by the Borrower or any other Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 6.04 and (iii) Guarantees permitted under this clause (d) shall be subordinated to the Secured Obligations on the same terms as the Indebtedness so Guaranteed is subordinated to the Secured Obligations;

(e)Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets (whether or not constituting purchase money Indebtedness), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness in accordance with clause (f) below; provided that (i) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e) together with any Refinance Indebtedness in respect thereof permitted by clause (f) below, shall not exceed $10,000,000 at any time outstanding;

(f)Indebtedness which represents extensions, renewals, refinancing or replacements (such Indebtedness being so extended, renewed, refinanced or replaced being referred to herein as the “Refinance Indebtedness”) of any of the Indebtedness described in clauses (b) and (e) and (i) hereof (such Indebtedness being referred to herein as the “Original Indebtedness”); provided that (i) such Refinance Indebtedness does not increase the principal amount or interest rate of the Original Indebtedness, (ii) any Liens securing such Refinance Indebtedness are not extended to any additional property of any Loan Party or any Subsidiary, (iii) no Loan Party or any Subsidiary that is not originally obligated with respect to repayment of such Original Indebtedness is required to become obligated with respect to such Refinance Indebtedness, (iv) such Refinance Indebtedness does not result in a shortening of the average weighted maturity of such Original Indebtedness, (v) the terms of such Refinance Indebtedness (other than fees and interest) are not less favorable to the obligor thereunder than the original terms of such Original Indebtedness and (vi) if such Original Indebtedness was subordinated in right of payment to the Secured Obligations, then the terms and conditions of such Refinance Indebtedness must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to such Original Indebtedness;

(g)Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business;

(h)Indebtedness of any Loan Party in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business;

(i)Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) the aggregate principal amount of Indebtedness permitted by this clause (i) together with any Refinance Indebtedness in respect thereof permitted by clause (f) above, shall not exceed $500,000 at any time outstanding;

(j)other unsecured Indebtedness of the Loan Parties in an aggregate principal amount not exceeding $1,000,000 at any time outstanding;

(k)the Specified Subordinated Debt; and

(l)earn-outs in connection with Permitted Acquisitions.

Section 6.02Liens.  No Loan Party will, nor will it permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including Accounts) or rights in respect of any thereof, except:

(a)Liens created pursuant to any Loan Document;

(b)Permitted Encumbrances;

(c)any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 6.02;  provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(d)Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; provided that (i) such Liens secure Indebtedness permitted by clause (e) of Section 6.01, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, and (iii) such Liens shall not apply to any other property or assets of the Borrower or any Subsidiary;

(e)any Lien existing on any property or asset (other than Accounts and Inventory) prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset (other than Accounts and Inventory) of any Person that becomes a Loan Party after the date hereof prior to the time such Person becomes a Loan Party; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Loan Party, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Loan Party and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Loan Party, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(f)Liens of a collecting bank arising in the ordinary course of business under Section 4‑208 of the UCC in effect in the relevant jurisdiction covering only the items being collected upon;

(g)Liens arising out of Sale and Leaseback Transactions permitted by Section 6.06;

(h)Liens granted by a Subsidiary that is not a Loan Party in favor of the Borrower or another Loan Party in respect of Indebtedness owed by such Subsidiary;

(i)non-exclusive licenses of intellectual property granted to third parties in the ordinary course of business;

(j)leasing or licensing of Inventory to third parties in the ordinary course of business; and

(k)Liens in favor of Qualified Factors on Qualified Factor Accounts arising pursuant to any Permitted Receivables Financing Program.

Section 6.03Fundamental Changes.

(a)No Loan Party will, nor will it permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing, (i) any Subsidiary of the Borrower may merge into the Borrower in a transaction in which the Borrower is the surviving entity, (ii) any Loan Party (other than the Borrower) may merge into any other Loan Party in a transaction in which the surviving entity is a Loan Party, (iii) any Subsidiary that is not a Loan Party may merge into a Loan Party so long as such Loan Party is the surviving entity, (iv) any Subsidiary may merge into a Person that is not a Loan Party if after giving effect to such merger, such Person becomes a wholly-owned Subsidiary of the Borrower and a Loan Party in accordance with Section .14 below and if such merger constitutes a Permitted Acquisition, and (v) any Subsidiary that is not a Loan Party may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

(b)No Loan Party will, nor will it permit any Subsidiary to, engage in any business other than businesses of the type conducted by the Borrower and its Subsidiaries on the date hereof and businesses reasonably related thereto.

(c)No Loan Party will, nor will it permit any Subsidiary to change its fiscal year or any fiscal quarter from the basis in effect on the Effective Date.

(d)No Loan Party will change the accounting basis upon which its financial statements are prepared.

(e)No Loan Party will change the tax filing elections it has made under the Code.

Section 6.04Investments, Loans, Advances, Guarantees and Acquisitions.  No Loan Party will, nor will it permit any Subsidiary to, form any subsidiary after the Effective Date, or purchase, hold or acquire (including pursuant to any merger with any Person that was not a Loan Party and a wholly owned Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (whether through purchase of assets, merger or otherwise), except:

(a)Permitted Investments, subject to control agreements in favor of the Administrative Agent for the benefit of the Secured Parties or otherwise subject to a perfected security interest in favor of the Administrative Agent for the benefit of the Secured Parties;

(b)investments in existence on the date hereof and described in Schedule 6.04;

(c)investments by the Borrower and the Subsidiaries in Equity Interests in their respective Subsidiaries, provided that (i) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Security Agreement (subject to the limitations applicable to Equity Interests of a Foreign Subsidiary referred to in Section 5.14) and (ii) the aggregate amount of investments by Loan Parties in Subsidiaries that are not Loan Parties shall not exceed $1,000,000 at any time outstanding (in each case determined net of any returns on capital but without regard to any write-downs or write-offs);

(d)loans or advances made by any Loan Party to any Subsidiary and made by any Subsidiary to a Loan Party or any other Subsidiary, provided that  (i) to the extent any such loans and advances made by a Loan Party is evidenced by a promissory note, such promissory note shall be pledged pursuant to the Security Agreement and (ii) the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties (together with outstanding Guarantees permitted under the proviso of Section 6.04(e)) shall not exceed $1,000,000 at any time outstanding (in each case determined net of any cash payments of principal thereon but without regard to any write-downs or write-offs);

(e)Guarantees constituting Indebtedness permitted by Section 6.01, provided that the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party (together with outstanding intercompany loans permitted under clause (ii) of the proviso to

Section 6.04(d)) shall not exceed $1,000,000 at any time outstanding (in each case determined without regard to any write-downs or write-offs);

(f)loans or advances made by a Loan Party to its employees on an arms-length basis in the ordinary course of business consistent with past practices for travel and entertainment expenses, relocation costs and similar purposes up to a maximum of $250,000 in the aggregate at any one time outstanding;

(g)notes payable, or stock or other securities issued by Account Debtors to a Loan Party pursuant to negotiated agreements with respect to settlement of such Account Debtor’s Accounts in the ordinary course of business, consistent with past practices;

(h)investments in the form of Swap Agreements permitted by Section 6.07;

(i)investments of any Person existing at the time such Person becomes a Subsidiary of the Borrower or consolidates or merges with the Borrower or any Subsidiary (including in connection with a Permitted Acquisition), so long as such investments were not made in contemplation of such Person becoming a Subsidiary or of such merger;

(j)investments received in connection with the disposition of assets permitted by Section 6.05;

(k)investments constituting deposits described in clauses (c) and (d) of the definition of the term “Permitted Encumbrances”;

(l)customary Guarantees in connection with asset sales and other asset dispositions permitted hereunder and in connection with operating leases permitted hereunder (but not with respect of Indebtedness), including indemnification obligations and parent guarantees with respect to such leases; and

(m)Permitted Acquisitions.

Section 6.05Asset Sales.  No Loan Party will, nor will it permit any Subsidiary to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will the Borrower permit any Subsidiary to issue any additional Equity Interest in such Subsidiary (other than to the Borrower or another Subsidiary in compliance with Section 6.03 or Section 6.04), except:

(a)(i) sales, transfers, lease and dispositions of Inventory in the ordinary course of business;  (ii) sales, transfers, lease and dispositions of used, obsolete, worn out or surplus Equipment or property in the ordinary course of business and (iii) non-exclusive licenses and similar arrangements for the use of the assets or property of Borrower or its Subsidiaries in the ordinary course of business;

(b)sales, transfers and dispositions of assets to the Borrower or any Subsidiary, provided that any such sales, transfers or dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09;

(c)sales, transfers and dispositions of Accounts (excluding sales or dispositions in a factoring arrangement) in connection with the compromise, settlement or collection thereof;

(d)sales, transfers and dispositions of Permitted Investments;

(e)Sale and Leaseback Transactions permitted by Section 6.06;

(f)dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Subsidiary;

(g)dispositions of Qualified Factor Accounts pursuant to Permitted Receivables Financing Programs; and

(h)sales, transfers and other dispositions of assets (other than Equity Interests in a Subsidiary unless all Equity Interests in such Subsidiary are sold) that are not permitted by any other clause of this Section, provided that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this paragraph (g) shall not exceed $1,000,000 during any fiscal year of the Borrower;

provided that all sales, transfers, leases and other dispositions permitted under this Section 6.05 (other than those permitted by paragraphs (b), (d) and (f) above) shall be made for fair value and for at least 75% cash consideration.

Section 6.06Sale and Leaseback Transactions.  No Loan Party will, nor will it permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred (a “Sale and Leaseback Transaction”).

Section 6.07Swap Agreements.  No Loan Party will, nor will it permit any Subsidiary to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which the Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests of the Borrower or any Subsidiary), and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from floating to fixed rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary.

Section 6.08Restricted Payments; Certain Payments of Indebtedness.

(a)No Loan Party will, nor will it permit any Subsidiary to, declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) the Borrower may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock, (ii) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (iii) the Borrower may make Restricted Payments, not exceeding $500,000 during any fiscal year,  pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, and (iv)  the Borrower may buy back for cash its outstanding Series A Preferred Stock in an amount not to exceed $3,000,000 in the aggregate per fiscal year so long as (A) no Default or Event of Default exists before and immediately after giving effect to such buyback, (B) after giving pro forma effect to such buyback, the Borrower would be in compliance with the financial covenants in Section 6.12, and (C) the Borrower has delivered to the Administrative Agent a certificate signed by its chief financial officer certifying that the foregoing conditions have been satisfied together with calculations demonstrating compliance with clause (B).

(b)No Loan Party will, nor will it permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

(i)payment of Indebtedness created under the Loan Documents;

(ii)payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness permitted under Section 6.01, other than payments in respect of the Subordinated Indebtedness prohibited by the subordination provisions thereof;

(iii)refinancings of Indebtedness to the extent permitted by Section 6.01; and

(iv)payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness to the extent such sale or transfer is permitted by the terms of Section 6.05.

Section 6.09Transactions with Affiliates.  No Loan Party will, nor will it permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that (i) are in the ordinary course of business and (ii) are at prices and on terms and conditions not less favorable to such Loan Party or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Loan Parties not involving any other Affiliate, (c) any investment permitted by Sections 6.04(c) or 6.04(d), (d) any Indebtedness permitted under Section 6.01(c), (e) any Restricted Payment permitted by Section 6.08, (f) loans or advances to employees permitted under Section 6.04(f), (g) the payment of reasonable fees to directors of the Borrower or any Subsidiary who are not employees of the Borrower or any Subsidiary, including equity compensation, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of the Borrower or its Subsidiaries in the ordinary course of business, and (h) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans approved by the Borrower’s board of directors.

Section 6.10Restrictive Agreements.  No Loan Party will, nor will it permit any Subsidiary to,  directly or indirectly enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of such Loan Party or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by any Requirement of Law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

Section 6.11Amendment of Material Documents.  No Loan Party will, nor will it permit any Subsidiary to, amend, modify or waive any of its rights under (a)  any agreement relating to any

Subordinated Indebtedness, or (b) its charter, articles or certificate of organization or incorporation and bylaws or operating, management or partnership agreement, or other organizational or governing documents, to the extent any such amendment, modification or waiver would be adverse to the Lenders.

Section 6.12Financial Covenants.

(a)Fixed Charge Coverage Ratio.  The Borrower will not permit the Fixed Charge Coverage Ratio, for any period of four consecutive fiscal quarters ending on the last day of any fiscal quarter to be less than 1.25 to 1.00.

(b)Total Leverage Ratio.  The Borrower will not permit the Total Leverage Ratio, on the last day of any fiscal quarter ending during any period set forth below, to be greater than the ratio set forth below opposite such period:

Period Effective Date through and including December 31, 2017,	Ratio 4.00 to 1.0
January 1, 2018, through and including March 31, 2018	3.75 to 1.0
April 1, 2018, through and including June 30, 2018	3.50 to 1.0
July 1, 2018, through and including September 30, 2018	3.25 to 1.0
October 31, 2018, and thereafter	3.00 to 1.0

Article VII

Events of Default

If any of the following events (“Events of Default”) shall occur:

(a)the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b)the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days;

(c)any representation or warranty made or deemed made by or on behalf of any Loan Party or any Subsidiary in, or in connection with, this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been materially incorrect when made or deemed made (it being understood and agreed that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects);

(d)any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to a Loan Party’s existence) or 5.08 or in Article VI;

(e)any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d)), and such failure shall continue unremedied for a period of (i) 10 days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of Section 5.01, 5.02 (other than Section 5.02(a)), 5.03 through 5.07, 5.10, 5.13, or 5.15 of this Agreement or (ii) 30 days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of any other Section of this Agreement;

(f)any Loan Party or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

(g)any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness to the extent such sale or transfer is permitted by the terms of Section 6.05;

(h)an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of a Loan Party or Subsidiary or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered;

(i)any Loan Party or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Loan Party or Subsidiary of any Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(j)any Loan Party or any Subsidiary shall become unable, admit in writing its inability, or publicly declare its intention not to, or fail generally, to pay its debts as they become due;

(k)one or more judgments for the payment of money in an aggregate amount in excess of $1,500,000 in excess of insurance coverage therefor (as provided by an underwriter acceptable to Administrative Agent, where such underwriter has admitted coverage in writing, and such insurance coverage otherwise fully complies in all respects with this Agreement)  shall be rendered against any Loan Party, any Subsidiary or any combination thereof  and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party or any Subsidiary  to enforce any such judgment or any Loan Party or any Subsidiary shall fail within thirty (30) days to discharge one or more non-monetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgments or orders, in any such case, are not stayed on appeal and being appropriately contested in good faith by proper proceedings diligently pursued;

(l)an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $1,500,000 for all periods;

(m)a Change in Control shall occur;

(n)the occurrence of any “event of default”, as defined in any Loan Document (other than this Agreement), or the breach of any of the terms or provisions of any Loan Document (other than this Agreement), which default or breach continues beyond any period of grace therein provided;

(o)the Loan Guaranty or any Obligation Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Loan Guaranty or any Obligation Guaranty, or any Guarantor shall fail to comply with any of the terms or provisions of the Loan Guaranty or any Obligation Guaranty to which it is a party, or any Guarantor shall deny that it has any further liability under the Loan Guaranty or any Obligation Guaranty to which it is a party, or shall give notice to such effect, including, but not limited to notice of termination delivered pursuant to Section 10.08 or any notice of termination delivered pursuant to the terms of any Obligation Guaranty;

(p)except as permitted by the terms hereof of any Collateral Document, (i) any Collateral Document shall for any reason fail to create a valid security interest in any Collateral purported to be covered thereby, or (ii) any Lien securing any Secured Obligation shall cease to be a perfected, first priority Lien;

(q)any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document; or

(r)any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Loan Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction that evidences its assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms);

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times:  (i) terminate the Commitments (including the Swingline Commitment), whereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, but ratably as among the Classes of Loans and the Loans of each Class at the time outstanding, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and (iii) require cash collateral for the LC Exposure in accordance with Section 2.06(j) hereof; and in the case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments (including the Swingline Commitment) shall automatically terminate and the principal of the Loans then outstanding, and cash collateral for the LC Exposure, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.  Notwithstanding the foregoing, the Administrative Agent’s remedies with respect to clause (ii) above shall include, upon request of the Required Lenders, the right to the appointment of a receiver for any properties and assets of the Loan Parties (to the extent such Loan Parties’ properties and assets secure the Obligations), and each Loan Party hereby consents to such right and such appointment and hereby waives any objection each Loan Party may have thereto or the right to have a bond or security posted by the Administrative Agent on behalf of the Lenders, in connection therewith.  Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and at the request of the Required Lenders shall, increase the rate of interest applicable to the Loans and other Obligations as set forth in this Agreement and exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC.

Article VIII

The Administrative Agent

Section 8.01Appointment.   Each of the Lenders, on behalf of itself and any of its Affiliates that are Secured Parties and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than the U.S., each of the Lenders and the Issuing Bank hereby grants to the Administrative Agent any required powers of attorney to execute any Collateral Document governed by the laws of such jurisdiction on such Lender’s or Issuing Bank’s behalf.  The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders (including the Swingline Lender and the Issuing Bank), and the Loan Parties shall not have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” as used herein or in any other Loan Documents (or any similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.  Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

Section 8.02Rights as a Lender.  The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Loan Party or any Subsidiary or any Affiliate thereof as if it were not the Administrative Agent hereunder.

Section 8.03Duties and Obligations.   The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents.  Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and, (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any Subsidiary that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity.  The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct as determined by a final nonappealable judgment of a court of competent jurisdiction.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

Section 8.04Reliance.   The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 8.05Actions through Sub-Agents.   The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers through their respective Related Parties.  The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent.

Section 8.06Resignation.   Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower.  Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor.  If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank.  Upon the acceptance of its appointment as Administrative Agent hereunder by its successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents.  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor, unless otherwise agreed by the Borrower and such successor.  Notwithstanding the foregoing, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Bank and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents, provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this paragraph (it being understood and agreed that the retiring Administrative Agent shall have no duly or obligation to take any further action under any Collateral Document, including any action required to maintain the perfection of any such security interest), and (b) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, provided that (i) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (ii) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall also directly be given or made to each Lender and the Issuing Bank.  Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article, Section 2.17(d) and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (a) above.

Section 8.07Non-Reliance.

(a)Each Lender acknowledges and agrees that the extensions of credit made hereunder are commercial loans and letters of credit and not investments in a business enterprise or securities.  Each Lender further represents that it is engaged in making, acquiring or holding commercial loans in the ordinary course of its business and has, independently and without reliance upon the Administrative Agent, any arranger of this credit facility or any amendment thereto or any other Lender and their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder.  Each Lender shall, independently and without reliance upon the Administrative Agent, any arranger of this credit facility or any amendment thereto or any other Lender and their respective Related Parties and based on such documents and information (which may contain material, non-public information within the meaning of the U.S. securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder and in deciding whether or to the extent to which it will continue as a Lender or assign or otherwise transfer its rights, interests and obligations hereunder.

(b)Each Lender hereby agrees that (i) it has requested a copy of each Report prepared by or on behalf of the Administrative Agent; (ii) the Administrative Agent (A) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (B) shall not be liable for any information contained in any Report; (iii) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel and that the Administrative Agent undertakes no obligation to update, correct or supplement the Reports; (iv) it will keep all Reports confidential and strictly for its internal use, not share the Report with any Loan Party or any other Person except as otherwise permitted pursuant to this Agreement; and (v) without limiting the generality of any other indemnification provision contained in this Agreement, (A) it will hold the Administrative Agent and any such other Person preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any extension of credit that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans; and (B) it will pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorneys’ fees) incurred by the Administrative Agent or any such other Person as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

Section 8.08Other Agency Titles.  The Agents shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.  Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender.    Each Lender hereby makes the same acknowledgments with respect to the relevant Lenders in their respective capacities as Agents as it makes with respect to the Administrative Agent in the preceding paragraph.

Section 8.09Not Partners or Co-Venturers; Administrative Agent as Representative of the Secured Parties.  (a) The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender.  The Administrative Agent shall have the exclusive right on behalf of the Lenders to enforce the payment of the principal of and interest on any Loan after the date such principal or interest has become due and payable pursuant to the terms of this Agreement.

(b)In its capacity, the Administrative Agent is a “representative” of the Secured Parties within the meaning of the term “secured party” as defined in the UCC.  Each Lender authorizes the Administrative Agent to enter into each of the Collateral Documents to which it is a party and to take all action contemplated by such documents.  Each Lender agrees that no Secured Party (other than the Administrative Agent) shall have the right individually to seek to realize upon the security granted by any Collateral Document, it being understood and agreed that such rights and remedies may be exercised solely by the Administrative Agent for the benefit of the Secured Parties upon the terms of the Collateral Documents.  In the event that any Collateral is hereafter pledged by any Person as collateral security for the Secured Obligations, the Administrative Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Secured Parties.

Section 8.10Credit Bidding.    The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Credit Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law.  In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for  the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase).  In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership, limited partnership interests or membership interests, in any such acquisition vehicle  and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason, such Obligations shall automatically be reassigned to the Secured Parties pro rata and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.  Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

Article IX

Miscellaneous

Section 9.01Notices.

(a)Except in the case of notices and other communications expressly permitted to be given by telephone or Electronic Systems (and subject in each case to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(i)if to any Loan Party, to it in care of the Borrower at:

c/o USA Technologies, Inc.

100 Deerfield Lane

Suite 300

Malvern, PA 19355

Attention:  Priyanka Singh, Chief Financial Officer

Telephone: 610-989-0340

Fax: 610-989-0344

With a copy to:

Lurio and Associates

One Commerce Square

2005 Market Street

Suite 3120

Philadelphia, PA  19103-7015

Attention:  Douglas Lurio

Fax No.:  (215) 665-8582

(ii)if to the Administrative Agent, the Swingline Lender, or JPM in its capacity as an Issuing Bank, to JPMorgan Chase Bank, N.A. at:

JPMorgan Chase Bank, N.A.

Middle Market Servicing

10 South Dearborn, Floor L2

Suite IL1-0480

Chicago, IL, 60603-2300

Attention: Maggie Pietrukaniec

Fax No: 1-(844)  490-5663

With a copy to:

JPMorgan Chase Bank, N.A.

Middle Market Technology Banking

270 Park Avenue, 42nd Floor

New York, NY 10017

Attention: Ted Karsos

Fax No: (917)  464-6072

(iii)if to any other Lender or Issuing Bank, to it at its address or fax number set forth in its Administrative Questionnaire.

All such notices and other communications (i) sent by hand or overnight courier service, or mailed by certified or registered mail shall be deemed to have been given when received, (ii) sent by fax shall be deemed to have been given when sent, provided that if not given during normal business hours for the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day of the recipient, or (iii) delivered through Electronic Systems to the extent provided in paragraph (b) below shall be effective as provided in such paragraph.

(b)Notices and other communications to the Lenders hereunder may be delivered or furnished by Electronic Systems pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II or to compliance and no Default certificates delivered pursuant to Section 5.01(c) unless otherwise agreed by the Administrative Agent and the applicable Lender.  Each of the Administrative Agent and the Borrower (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by Electronic Systems pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.  Unless the Administrative Agent otherwise proscribes, all such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day of the recipient.

(c)Any party hereto may change its address, facsimile number or e-mail address for notices and other communications hereunder by notice to the other parties hereto.

(d)Electronic Systems.

(i)Each Loan Party agrees that the Administrative Agent may, but shall not be obligated to, make Communications (as defined below) available to the Issuing Bank and the other Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak, ClearPar or a substantially similar Electronic System.

(ii)Any Electronic System used by the Administrative Agent is provided “as is” and “as available.”  The Agent Parties (as defined below) do not warrant the adequacy of such Electronic Systems and expressly disclaim liability for errors or omissions in the Communications.  No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or any Electronic System.  In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower or the other Loan Parties, any Lender, the Issuing Bank or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of communications through an Electronic System.  “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or the Issuing Bank by means of electronic communications pursuant to this Section, including through an Electronic System.

Section 9.02Waivers; Amendments.

(a)No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

(b)Subject to Section 2.14(b) and Section 9.02(c) below, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders (unless otherwise expressly provided) or (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, with the consent of the Required Lenders (unless otherwise expressly provided);  provided that no such agreement shall (A) increase the Commitment of any Lender without the written consent of such Lender (including any such Lender that is a Defaulting

Lender), (B) reduce or forgive the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon (subject to Section 2.13(c)), or reduce or forgive any interest or fees payable hereunder (subject to Section 2.13(c)), without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby (except that any amendment or modification of the financial covenants in this Agreement (or defined terms used in the financial covenants in this Agreement) shall not constitute a reduction in the rate of interest or fees for purposes of this clause (B)), (C) postpone any scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby, (D) change Section 2.18(b) or (d) in a manner that would alter the manner in which payments are shared, without the written consent of each Lender (other than any Defaulting Lender), (E) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (other than any Defaulting Lender) directly affected thereby, (F) change Section 2.20, without the consent of each Lender (other than any Defaulting Lender), (G) release any Guarantor from its obligation under its Loan Guaranty or Obligation Guaranty (except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender (other than any Defaulting Lender), (H) permit any Loan Party to assign its obligations under the Loan Documents, or (I) except as provided in clause (c) of this Section or in any Collateral Document, release all or substantially all of the Collateral without the written consent of each Lender (other than any Defaulting Lender); provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Swingline Lender or the Issuing Bank hereunder without the prior written consent of the Administrative Agent, the Swingline Lender or the Issuing Bank, as the case may be (it being understood that any amendment to Section 2.20 shall require the consent of the Administrative Agent, the Swingline Lender and the Issuing Bank); provided further that no such agreement shall amend or modify the provisions of Section 2.07 or any letter of credit application and any bilateral agreement between the Borrower and the Issuing Bank regarding the Issuing Bank’s Issuing Bank Sublimit or the respective rights and obligations between the Borrower and the Issuing Bank in connection with the issuance of Letters of Credit without the prior written consent of the Administrative Agent and the Issuing Bank, respectively.  The Administrative Agent may also amend the Commitment Schedule to reflect assignments entered into pursuant to Section 9.04. Any amendment, waiver or other modification of this Agreement or any other Loan Document that by its terms affects the rights or duties under this Agreement of the Lenders of one or more Classes (but not the Lenders of any other Class), may be effected by an agreement or agreements in writing entered into by the Borrower and the requisite number or percentage in interest of each affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time.

(c)The Lenders and the Issuing Bank hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, to release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral (i) upon the Payment in Full of all Secured Obligations, and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to each affected Lender, (ii) constituting property being sold or disposed of if the Loan Party disposing of such property certifies to the Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry), and to the extent that the property being sold or disposed of constitutes 100% of the Equity Interests of a Subsidiary, the Administrative Agent is authorized to release any Loan Guaranty or Obligation Guaranty provided by such Subsidiary, (iii) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the

Administrative Agent and the Lenders pursuant to Article VII.  Except as provided in the preceding sentence, the Administrative Agent will not release any Liens on Collateral without the prior written authorization of the Required Lenders; provided that the Administrative Agent may, in its discretion, release its Liens on Collateral valued in the aggregate not in excess of $500,000 during any calendar year without the prior written authorization of the Required Lenders (it being agreed that the Administrative Agent may rely conclusively on one or more certificates of the Borrower as to the value of any Collateral to be so released, without further inquiry).  Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Any execution and delivery by the Administrative Agent of documents in connection with any such release shall be without recourse to or warranty by the Administrative Agent.

(d)If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but has not been obtained being referred to herein as a “Non-Consenting Lender”), then the Borrower may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrower, the Administrative Agent and the Issuing Bank shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, and (ii) the Borrower shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender.

(e)Notwithstanding anything to the contrary herein the Administrative Agent may, with the consent of the Borrower only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency.

Section 9.03Expenses; Indemnity; Damage Waiver.

(a)The Loan Parties, jointly and severally, shall pay all (i) reasonable out‑of‑pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication and distribution (including, without limitation, via the internet or through an Electronic System) of the credit facilities provided for herein, the preparation and administration of the Loan Documents and any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel, professionals and other advisors for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of‑pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit;  provided, that with respect to any action brought by the Administrative Agent, any Lender or the Issuing Bank in connection with the enforcement, collection or protection of its rights under the Loan Documents, with respect to the payment of legal fees, the Borrower shall only be responsible for the legal fees one counsel to the Administrative Agent, the Lenders and the Issuing Bank (and, in the event of any actual or perceived conflict of interest, one additional counsel to the affected parties) and appropriate local counsel and regulatory counsel.  Expenses being reimbursed by the Loan Parties under this Section include, without limiting the generality of the foregoing, fees, costs and expenses incurred in connection with:

(A)appraisals and insurance reviews;

(B)field examinations and the preparation of Reports based on the fees charged by a third party retained by the Administrative Agent or the internally allocated fees for each Person employed by the Administrative Agent with respect to each field examination;

(C)background checks regarding senior management and/or key investors, as deemed necessary or appropriate in the sole discretion of the Administrative Agent;

(D)Taxes, fees and other charges for (i) lien and title searches and title insurance and (ii) recording the Mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Administrative Agent’s Liens;

(E)sums paid or incurred to take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; and

(F)forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining the accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral.

All of the foregoing fees, costs and expenses may be charged to the Borrower as Revolving Loans or to another deposit account, all as described in Section 2.18(c).

(b)The Loan Parties, jointly and severally, shall indemnify the Administrative Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, incremental taxes, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee (subject to Section 9.03(a)(iii) above), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by a Loan Party or a Subsidiary, or any Environmental Liability related in any way to a Loan Party or a Subsidiary, (iv) the failure of a Loan Party to deliver to the Administrative Agent the required receipts or other required documentary evidence with respect to a payment made by such Loan Party for Taxes pursuant to Section 2.17, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation or proceeding is brought by any Loan Party or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim.

(c)To the extent that any Loan Party fails to pay any amount required to be paid by it to the Administrative Agent (or any sub-agent thereof), the Swingline Lender or the Issuing Bank (or any Related Party of any of the foregoing) under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the Swingline Lender or the Issuing Bank (or any Related Party of any of the foregoing), as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount (it being understood that any such payment by the Lenders shall not relieve the Borrower of any default in the payment thereof); provided that the unreimbursed expense or indemnified loss, claim, damage, penalty, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Swingline Lender or the Issuing Bank in its capacity as such.

(d)To the extent permitted by applicable law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnitee, (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this paragraph (d) shall relieve any Loan Party of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.

(e)All amounts due under this Section shall be payable not later than five (5) Business Days after written demand therefor.

Section 9.04Successors and Assigns.  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)(i)Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, participations in Letters of Credit and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A)the Borrower, provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof, and provided further that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee;

(B)the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund;

(C)the Issuing Bank, provided that no consent of the Issuing Bank shall be required for an assignment of all or any portion of a Term Loan; and

(D)the Swingline Lender, provided that no consent of the Swingline Lender shall be required for an assignment of all or any portion of a Term Loan.

(ii)Assignments shall be subject to the following additional conditions:

(A)except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 or, in the case of a Term Loan, $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

(B)each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;

(C)the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500; and

(D)the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the other Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including federal and state securities laws.

For the purposes of this Section 9.04(b), the terms “Approved Fund” and “Ineligible Institution” have the following meanings:

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Ineligible Institution” means a (a) natural person, (b) a Defaulting Lender or its Parent, (c) holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof; provided that, such holding company, investment vehicle or trust shall not constitute an Ineligible Institution if it (x) has not been established for the primary purpose of acquiring any Loans or Commitments, (y) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (z) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business; provided that upon the occurrence of an Event of Default, any Person (other than a Lender) shall be an Ineligible Institution if after giving effect to any proposed assignment to such Person, such Person would hold more than 25% of the then outstanding Aggregate Credit Exposure or Commitments, as the case may be or (d) a Loan Party or a Subsidiary or other Affiliate of a Loan Party.

(iii)Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv)The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v)Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.05, 2.06(d) or (e), 2.07(b), 2.18(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c)Any Lender may, without the consent of the Borrower, the Administrative Agent, the Swingline Lender or the Issuing Bank, sell participations to one or more banks or other entities (a “Participant”) other than an Ineligible Institution in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant.  The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Sections 2.17(f) and (g) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender and the information and documentation required under Section 2.17(g) will be delivered to the Borrower and the Administrative Agent)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.15 or 2.17 with respect to any participation than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation.

Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.19(b) with respect to any Participant.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(d) as though it were a Lender.  Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement or any other Loan Document (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under this Agreement or any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d)Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section 9.05Survival.  All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.  The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.

Section 9.06Counterparts; Integration; Effectiveness; Electronic Execution.   (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement, the other Loan Documents and any separate letter agreements with respect to (i) fees payable to the Administrative Agent and (ii) increases or reductions of the Issuing Bank Sublimit of the Issuing Bank constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b)Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

Section 9.07Severability.  Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9.08Right of Setoff.  If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Loan Party against any of and all the Secured Obligations held by such Lender, irrespective of whether or not such Lender shall have made any demand under the Loan Documents and although such obligations may be unmatured.  The applicable Lender shall notify the Borrower and the Administrative Agent of such set-off or application, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section.  The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

Section 9.09Governing Law; Jurisdiction; Consent to Service of Process.

(a)The Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

(b)Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. federal or New York state court sitting in New York, New York in any action or proceeding arising out of or relating to any Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such state court or, to the extent permitted by law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.

(c)Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01.  Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.10WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OR OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN

INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.11Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.12Confidentiality.  Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by any Requirement of Law or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (x) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (y) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations, (g) with the consent of the Borrower, or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis from a source other than the Borrower.  For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis prior to disclosure by the Borrower and other than information pertaining to this Agreement provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

EACH LENDER ACKNOWLEDGES THAT INFORMATION (AS DEFINED IN THIS SECTION 9.12) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER, THE OTHER LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES.  ACCORDINGLY, EACH LENDER

REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

Section 9.13Several Obligations; Nonreliance; Violation of Law.  The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder.  Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Board) for the repayment of the Borrowings provided for herein.  Anything contained in this Agreement to the contrary notwithstanding, neither the Issuing Bank nor any Lender shall be obligated to extend credit to the Borrower in violation of any Requirement of Law.

Section 9.14USA PATRIOT Act.  Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA PATRIOT Act.

Section 9.15Disclosure.   Each Loan Party, each Lender and the Issuing Bank hereby acknowledges and agrees that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with, any of the Loan Parties and their respective Affiliates.

Section 9.16Appointment for Perfection.  Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession or control.  Should any Lender (other than the Administrative Agent) obtain possession or control of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.

Section 9.17Interest Rate Limitation.  Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

Section 9.18No Fiduciary Duty, etc.  The Borrower acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to the Borrower with respect to the Loan Documents and the transaction contemplated therein and not as a financial advisor or a fiduciary to, or an agent of, the Borrower or any other person.  The Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby.  Additionally, the Borrower acknowledges and agrees that no Credit Party is advising the Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction.  The Borrower shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Credit Parties shall have no responsibility or liability to the Borrower with respect thereto.

The Borrower further acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Credit Party, together with its affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services.  In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrower and other companies with which the Borrower may have commercial or other relationships.  With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.

In addition, the Borrower acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Borrower may have conflicting interests regarding the transactions described herein and otherwise.  No Credit Party will use confidential information obtained from the Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Borrower in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies.  The Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to the Borrower, confidential information obtained from other companies.

Section 9.19Marketing Consent.    The Borrower hereby authorizes JPM and its affiliates (collectively, the “JPM Parties”), at their respective sole expense, but without any prior approval by the Borrower, to publish such tombstones and give such other publicity to this Agreement as each may from time to time determine in its sole discretion.  The foregoing authorization shall remain in effect unless the Borrower notifies JPM in writing that such authorization is revoked.

Section 9.20Acknowledgement and Consent to Bail-In of EEA Financial Institutions.   Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail-In Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Article X

Loan Guaranty

Section 10.01Guaranty.  Each Loan Guarantor (other than those that have delivered a separate Guaranty) hereby agrees that it is jointly and severally liable for, and, as a primary obligor and not merely as surety, absolutely, unconditionally and irrevocably guarantees to the Secured Parties, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations and all costs and expenses including, without limitation, all court costs and reasonable attorneys’ and paralegals’ fees and expenses paid or incurred by the Administrative Agent, the Issuing Bank and the Lenders in endeavoring to collect all or any part of the Secured Obligations from, or in prosecuting any action against, the Borrower, any Loan Guarantor or any other guarantor of all or any part of the Secured Obligations (such costs and expenses, together with the Secured Obligations, collectively the “Guaranteed Obligations”); provided, however, that the definition of “Guaranteed Obligations” shall not create any guarantee by any Loan Guarantor of (or grant of security interest by any Loan Guarantor to support, as applicable) any Excluded Swap Obligations of such Loan Guarantor for purposes of determining any obligations of any Loan Guarantor). Each Loan Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any Lender that extended any portion of the Guaranteed Obligations.

Section 10.02Guaranty of Payment.  This Loan Guaranty is a guaranty of payment and not of collection. Each Loan Guarantor waives any right to require the Administrative Agent, the Issuing Bank or any Lender to sue the Borrower, any Loan Guarantor, any other guarantor of, or any other Person obligated for all or any part of the Guaranteed Obligations (each, an “Obligated Party”), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

Section 10.03No Discharge or Diminishment of Loan Guaranty.

(a)Except as otherwise provided for herein, the obligations of each Loan Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the Payment in Full of the Guaranteed Obligations), including:  (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of the Borrower or any other Obligated Party liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party, or their assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which any Loan Guarantor may have at any time against any Obligated Party, the Administrative Agent, the Issuing Bank, any Lender, or any other Person, whether in connection herewith or in any unrelated transactions.

(b)The obligations of each Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof.

(c)Further, the obligations of any Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of the Administrative Agent, the Issuing Bank or any Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security for the obligations of the Borrower for all or any part of the Guaranteed Obligations or any obligations of any other Obligated Party liable for any of the Guaranteed Obligations; (iv) any action or failure to act by the Administrative Agent, the Issuing Bank or any Lender with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Loan Guarantor or that would otherwise operate as a discharge of any Loan Guarantor as a matter of law or equity (other than the Payment in Full of the Guaranteed Obligations).

Section 10.04Defenses Waived.  To the fullest extent permitted by applicable law, each Loan Guarantor hereby waives any defense based on or arising out of any defense of the Borrower or any Loan Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of the Borrower, any Loan Guarantor or any other Obligated Party, other than the Payment in Full of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Loan Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Obligated Party, or any other Person.  Each Loan Guarantor confirms that it is not a surety under any state law and shall not raise any such law as a defense to its obligations hereunder.  The Administrative Agent may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such Loan Guarantor under this Loan Guaranty, except to the extent the Guaranteed Obligations have been Paid in Full.  To the fullest extent permitted by applicable law, each Loan Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Loan Guarantor against any Obligated Party or any security.

Section 10.05Rights of Subrogation.  No Loan Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Obligated Party with respect to the Guaranteed Obligations, or any collateral, until the Loan Parties and the Loan Guarantors have fully performed all their obligations to the Administrative Agent, the Issuing Bank and the Lenders.

Section 10.06Reinstatement; Stay of Acceleration.  If at any time any payment of any portion of the Guaranteed Obligations (including a payment effected through exercise of a right of setoff) is rescinded, or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion), each Loan Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Administrative Agent, the Issuing Bank and the Lenders are in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Loan Guarantors forthwith on demand by the Administrative Agent.

Section 10.07Information.  Each Loan Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Loan Guarantor assumes and incurs under this Loan Guaranty, and agrees that none of the Administrative Agent, the Issuing Bank or any Lender shall have any duty to advise any Loan Guarantor of information known to it regarding those circumstances or risks.

Section 10.08Termination.  Each of the Lenders and the Issuing Bank may continue to make loans or extend credit to the Borrower based on this Loan Guaranty until five (5) days after it receives written notice of termination from any Loan Guarantor.  Notwithstanding receipt of any such notice, each Loan Guarantor will continue to be liable to the Lenders for any Guaranteed Obligations created, assumed or committed to prior to the fifth day after receipt of the notice, and all subsequent renewals, extensions, modifications and amendments with respect to, or substitutions for, all or any part of such Guaranteed Obligations.  Nothing in this Section 10.08 shall be deemed to constitute a waiver of, or eliminate, limit, reduce or otherwise impair any rights or remedies the Administrative Agent or any Lender may have in respect of, any Default or Event of Default that shall exist under clause (o) of Article VII hereof as a result of any such notice of termination.

Section 10.09Taxes.  Each payment of the Guaranteed Obligations will be made by each Loan Guarantor without withholding for any Taxes, unless such withholding is required by law.  If any Loan Guarantor determines, in its sole discretion exercised in good faith, that it is so required to withhold Taxes, then such Loan Guarantor may so withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable law.  If such Taxes are Indemnified Taxes, then the amount payable by such Loan Guarantor shall be increased as necessary so that, net of such withholding (including such withholding applicable to additional amounts payable under this Section), the Administrative Agent, Lender or Issuing Bank (as the case may be) receives the amount it would have received had no such withholding been made.

Section 10.10Maximum Liability.  Notwithstanding any other provision of this Loan Guaranty, the amount guaranteed by each Loan Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, Uniform Voidable Transaction Act or similar statute or common law.  In determining the limitations, if any, on the amount of any Loan Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Loan Guarantor may have under this Loan Guaranty, any other agreement or applicable law shall be taken into account.

Section 10.11Contribution.

(a)To the extent that any Loan Guarantor shall make a payment under this Loan Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Loan Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Loan Guarantor if each Loan Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Loan Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Loan Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following the Payment in Full of the Guaranteed Obligations and the termination of this Agreement, such Loan Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Loan Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

(b)As of any date of determination, the “Allocable Amount” of any Loan Guarantor shall be equal to the excess of the fair saleable value of the property of such Loan Guarantor over the total liabilities of such Loan Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, calculated, without duplication, assuming each other Loan Guarantor that is also liable for such contingent liability pays its ratable share thereof), giving effect to all payments made by other Loan Guarantors as of such date in a manner to maximize the amount of such contributions.

(c)This Section 10.11 is intended only to define the relative rights of the Loan Guarantors, and nothing set forth in this Section 10.11 is intended to or shall impair the obligations of the Loan Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Loan Guaranty.

(d)The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Loan Guarantor or Loan Guarantors to which such contribution and indemnification is owing.

(e)The rights of the indemnifying Loan Guarantors against other Loan Guarantors under this Section 10.11 shall be exercisable upon the Payment in Full of the Guaranteed Obligations and the termination of this Agreement.

Section 10.12Liability Cumulative.  The liability of each Loan Party as a Loan Guarantor under this Article X is in addition to and shall be cumulative with all liabilities of each Loan Party to the Administrative Agent, the Issuing Bank and the Lenders under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

Section 10.13Keepwell.Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guarantee in respect of a Swap Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.13 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.13 or otherwise under this Loan Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  Except as otherwise provided herein, the obligations of each Qualified ECP Guarantor under this Section 10.13 shall remain in full force and effect until the termination of all Swap Obligations.  Each Qualified ECP Guarantor intends that this Section 10.13 constitute, and this Section 10.13 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

USA Technologies, Inc.

By:    /s/ Stephen P. Herbert

Name: Stephen P. Herbert

Title: Chief Executive Officer

STITCH NETWORKS CORPORATION

By:    /s/ Stephen P. Herbert

Name: Stephen P. Herbert

Title: Chief Executive Officer

USAT CAPITAL CORP LLC

By:    /s/ Stephen P. Herbert

Name: Stephen P. Herbert

Title: Chief Executive Officer

CANTALOUPE SYSTEMS, INC.

By:    /s/ Stephen P. Herbert

Name: Stephen P. Herbert

Title: Chief Executive Officer

JPMORGAN CHASE BANK, N.A., individually, and as Administrative Agent, Lender, Swingline Lender and Issuing Bank

By: /s/ Justin Kelley

Name: Justin Kelley

Title: Executive Director

COMMITMENT SCHEDULE

Lender	Revolving Commitment	Term A Commitment	Commitment
JPMorgan Chase Bank, N.A.	$12,500,000.00	$25,000,000.00	$37,500,000.00
Total	$12,500,000.00	$25,000,000.00	$37,500,000.00

Commitment Schedule

SCHEDULE 3.05

Properties, etc.

SCHEDULE 3.06

Disclosed Matters

SCHEDULE 3.12

Material Agreements

SCHEDULE 3.14

Insurance

SCHEDULE 3.15

Capitalization and Subsidiaries

SCHEDULE 3.22

Affiliate Transactions

SCHEDULE 6.01

Existing Indebtedness

SCHEDULE 6.02

Existing Liens

SCHEDULE 6.04

Existing Investments

SCHEDULE 6.10

Existing Restrictions

1

EXHIBIT A

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit and guarantees [and swingline loans] included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and other rights of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.Assignor:______________________________

2.Assignee:______________________________

[and is an Affiliate/Approved Fund of [identify Lender]1]

3.Borrower:______________________________

4.Administrative Agent:______________________, as the administrative agent under the Credit Agreement

5.Credit Agreement:The Credit Agreement dated as of November 9, 2017 among USA Technologies, Inc., a Pennsylvania corporation, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, and the other parties thereto

1 Select as applicable.

1

6. Assigned Interest:

Facility Assigned[2]	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[3]
	$	$	%
	$	$	%
	$	$	%

Effective Date:   _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal and state securities laws.

2 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Commitment,” “Term Commitment,” etc.)

3 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

2

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:______________________________

Name:____________________________

Title:_____________________________

ASSIGNEE

[NAME OF ASSIGNEE]

By:______________________________

Name:___________________________

Title:_____________________________

3

[Consented to and]4 Accepted:

[NAME OF ADMINISTRATIVE AGENT], as

Administrative Agent[, Issuing Bank and Swingline Lender]

By:_________________________________

Name:______________________________

Title:_______________________________

[Consented to:]5

[NAME OF RELEVANT PARTY]

By:________________________________

Name:_____________________________

Title:_______________________________

4 To be added only if the consent of the Administrative Agent, Issuing Bank and/or Swingline Lender, as applicable, is required by the terms of the Credit Agreement.

5 To be added only if the consent of the Borrower and/or other parties (e.g. Swingline Lender, Issuing Bank) is required by the terms of the Credit Agreement.

4

ANNEX 1 to

ASSIGNMENT AND ASSUMPTION

Credit Agreement dated as of November 9, 2017 among USA Technologies, Inc., a Pennsylvania corporation, the other Loan Parties, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, and each lender from time to time party thereto

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.  Representations and Warranties.

1.1   Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any Subsidiary or Affiliate or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any Subsidiary or Affiliate, or any other Person of any of their respective obligations under any Loan Document.

1.2.  Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section ___ thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.Payments.From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other

1

amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.  General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.

Acceptance and adoption of the terms of this Assignment and Assumption by the Assignee and the Assignor by Electronic Signature (as defined in the Credit Agreement) or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Electronic System (as defined in the Credit Agreement) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

2

EXHIBIT B

FORM OF BORROWING REQUEST

USA TECHNOLOGIES,  INC.

Borrowing Request                                                                              Date: [____________________], 20__

JPMorgan Chase Bank, N.A.

Middle Market Servicing

10 South Dearborn, Floor L2

Suite IL1-0480

Chicago, IL, 60603-2300

Email:  jpm.agency.cri@jpmorgan.com

Attn: Katy Tyler

Fax No: (844) 490-5663

Ladies and Gentlemen:

This Borrowing Request is furnished pursuant to Section 2.03 of that certain Credit Agreement dated as of November 9, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) among USA TECHNOLOGIES, INC. (the “Borrower”), the other Loan Parties, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”)for the Lenders.  Unless otherwise defined herein, capitalized terms used in this Borrowing Request have the meanings ascribed thereto in the Agreement.  The Borrower represents that, as of this date, the conditions precedent set forth in Section 4.02 are satisfied.

1.The Borrower hereby notifies Administrative Agent of its request for the following Borrowing:

(1)[Revolving] [Term Loan] Borrowing

(2)Aggregate Amount of the [Revolving] [Term Loan] Borrowing: $[__________________]

(3)Name of the applicable Borrower: USA TECHNOLOGIES, INC.

(4)Borrowing Date of the Borrowing (must be a Business Day): [____________________]

(5)The Borrowing shall be a [____] ABR Borrowing or [___] Eurodollar Borrowing

(6)If a Eurodollar Borrowing, the duration of Interest Period:

1

One Month [__________]Three Months[__________]

Six Months[__________]

USA TECHNOLOGIES, INC.

By:
Name:
Title:

2

EXHIBIT C-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of November 9, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among USA Technologies, Inc., a Pennsylvania corporation (the “Borrower”), the other Loan Parties, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, and each lender from time to time party thereto.

.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and Beneficial Owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:_________________________

Name:_______________________

Title:________________________

Date: ________ __, 20[  ]

1

EXHIBIT C-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of November 9, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among USA Technologies, Inc., a Pennsylvania corporation (the “Borrower”), the other Loan Parties, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and Beneficial Owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:_________________________

Name:_______________________

Title:________________________

Date: ________ __, 20[  ]

1

EXHIBIT C-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of November 9, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among USA Technologies, Inc., a Pennsylvania corporation (the “Borrower”), the other Loan Parties, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole Beneficial Owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s Beneficial Owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:_________________________

Name:_______________________

Title:________________________

Date: ________ __, 20[  ]

1

EXHIBIT C-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of November 9, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among USA Technologies, Inc., a Pennsylvania corporation (the “Borrower”), the other Loan Parties, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, and each lender from time to time party thereto.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole Beneficial Owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s Beneficial Owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:_________________________

Name:_______________________

Title:________________________

Date: ________ __, 20[  ]

1

EXHIBIT D

COMPLIANCE CERTIFICATE

To:The Lenders party to the

Credit Agreement described below

This Compliance Certificate (“Certificate”), for the period ended _______ __, 20__,  is furnished pursuant to that certain Credit Agreement dated as of November 9, 2017 (as amended, modified, renewed or extended from time to time, the “Agreement”) among USA Technologies, Inc., a Pennsylvania corporation (the “Borrower”), the other Loan Parties, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders and as the Issuing Bank and Swingline Lender.  Unless otherwise defined herein, capitalized terms used in this Certificate have the meanings ascribed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.I am the [                        ] of the Borrower and I am authorized to deliver this Certificate on behalf of the Borrower and its Subsidiaries;

2.I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the compliance of the Borrower and its Subsidiaries with the Agreement during the accounting period covered by the attached financial statements (the “Relevant Period”);

3.The attached financial statements of the Borrower and, as applicable, its Subsidiaries and/or Affiliates for the Relevant Period: (a) have been prepared on an accounting basis (the “Accounting Method”) consistent with the requirements of the Agreement and, except as may have been otherwise expressly agreed to in the Agreement, in accordance with GAAP consistently applied, and (b) to the extent that the attached are not the Borrower’s annual fiscal year end statements, are subject to normal year-end audit adjustments and the absence of footnotes;

4.The examinations described in paragraph 2 did not disclose and I have no knowledge of, except as set forth below, (a) the existence of any condition or event which constitutes a Default or an Event of Default under the Agreement or any other Loan Document during or at the end of the Relevant Period or as of the date of this Certificate or (b) any change in the Accounting Method or in the application thereof that has occurred since the date of the annual financial statements delivered to the Administrative Agent in connection with the closing of the Agreement or subsequently delivered as required in the Agreement;

5.I hereby certify that, except as set forth below, no Loan Party has changed (i) its name, (ii) its chief executive office, (iii) its principal place of business, (iv) the type of entity it is or (v) its state of incorporation or organization without having given the Administrative Agent the notice required by Section 4.15 of the Security Agreement;

6.The representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects as of the date hereof, except (i) to the extent that any such

1

representation or warranty specifically refers to an earlier date, in which case it is true and correct in all material respects only as of such earlier date, and (ii) that any representation or warranty which is subject to any materiality qualifier is true and correct in all respects;

7.Schedule I attached hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct; and

8.Schedule II hereto sets forth the computations necessary to determine the Applicable Rate commencing on the Business Day this Certificate is delivered.

9.The amount of proceeds from Qualified Factor Accounts owing to Qualified Factors that are maintained in a Deposit Account of any Loan Party as of the date hereof is $[_________________].

Described below are the exceptions, if any, referred to in paragraph 4 hereof by listing, in detail, the (i) nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event or (ii) change in the Accounting Method or the application thereof and the effect of such change on the attached financial statements:

The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this  day of ,.

By:
Name:
Title:

2

Schedule I to Compliance Certificate

Compliance as of _________, ____ with

Provisions of  and  of the Agreement

1

Schedule II to Compliance Certificate

Borrower’s Applicable Rate Calculation

1

EXHIBIT E

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of [    ], is entered into between ________________________________, a _________________ (the “New Subsidiary”) and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) under that certain Credit Agreement dated as of November 9, 2017 (as the same may be amended, modified, extended or restated from time to time, the “Credit Agreement”) among USA Technologies, Inc., a Pennsylvania corporation (the “Borrower”), the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent for the Lenders. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

The New Subsidiary and the Administrative Agent, for the benefit of the Secured Parties, hereby agree as follows:

1.The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a “Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement.  The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, (b) all of the covenants set forth in Articles V and VI of the Credit Agreement, and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement.  Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary, subject to the limitations set forth in Section 10.10 and 10.13 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent and the Lenders, as provided in Article X of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the New Subsidiary will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

2.If required, the New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as requested by the Administrative Agent in accordance with the Credit Agreement.

3.The address of the New Subsidiary for purposes of Section 9.01 of the Credit Agreement is as follows:

4.The New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Subsidiary upon the execution of this Agreement by the New Subsidiary.

5.This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

6.THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Secured Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

[NEW SUBSIDIARY]

By:
Name:
Title:

Acknowledged and accepted:

JPMORGAN CHASE BANK, N.A., as Administrative

Agent

By:
Name:
Title:

SCHEDULES TO JPMORGAN CHASE CREDIT AGREEMENT

USA TECHNOLOGIES, INC.

1

SCHEDULE 3.05

Properties, etc.

(a) Address of each parcel of real property that is owned or leased by any Loan Party

Principal office: 100 Deerfield Lane, Suite 300, Malvern, PA 19355

Warehouse: 3103 Phoenixville Pike, Unit I, Malvern, PA 19355

Portland office: 1618 SW First Avenue, Suite 215, Portland, OR 97201

(b) Trademarks, tradenames, copyrights, patents and other intellectual property

Patents:

Patent Description	Patent/Application Number	Issue Date
DYNAMIC IDENTIFICATION INTERCHANGE METHOD FOR EXCHANGING ONE FORM OF IDENTIFICATION FOR ANOTHER	6,754,641	6/22/2004
METHOD TO OBTAIN CUSTOMER SPECIFIC DATA FOR PUBLIC ACCESS ELECTRONIC COMMERCE SERVICES	6,606,605	8/12/2003
ELECTRONIC COMMERCE TERMINAL ENCLOSURE WITH BRACKETS	D441,401	5/1/2001
METHOD OF CONSTRUCTING A DIGITAL CONTENT PLAY LIST FOR TRANSMISSION AND PRESENTATION ON A PUBLIC ACCESS ELECTRONIC TERMINAL	7,805,338	9/28/2010
AN IN-VEHICLE DEVICE FOR WIRELESSLY CONNECTING A VEHICLE TO THE INTERNET AND FOR TRANSACTING E-COMMERCE AND E-BUSINESS	6,856,820	2/15/2005
VEHICLE RELATED WIRELESS SCIENTIFIC INSTRUMENTATION TELEMATICS	6,895,310	5/17/2005
TRANSACTING E-COMMERCE AND CONDUCTING E-BUSINESS RELATED TO IDENTIFYING AND PROCURING AUTOMOTIVE SERVICE AND VEHICLE REPLACEMENT PARTS	6,389,337	5/14/2002
GLOBAL NETWORK BASED VEHICLE SAFETY AND SECURITY TELEMATICS	6,853,894	2/8/2005
WIRELESS VEHICLE DIAGNOSTICS DEVICE AND METHOD WITH SERVICE AND PART DETERMINATION CAPABILITIES (AS AMENDED)	7,502,672	3/10/2009

2

COMMUNICATION INTERFACE DEVICE FOR MANAGING WIRELESS DATA TRANSMISSION BETWEEN A VEHICLE AND THE INTERNET	7,003,289	2/21/2006
COMMUNICATING INTERACTIVE DIGITAL CONTENT BETWEEN VEHICLES AND INTERNET BASED DATA PROCESSING RESOURCES FOR THE PURPOSE OF TRANSACTING E-COMMERCE OR CONDUCTING E-BUSINESS	6,615,186	9/2/2003
APPARATUS AND METHODS FOR MONITORING AND COMMUNICATING WITH A PLURALITY OF NETWORKED REMOTE VENDING MACHINES	5,844,808	12/1/1998
SYSTEM FOR PROVIDING REMOTE AUDIT, CASHLESS PAYMENT, AND INTERACTIVE TRANSACTION CAPABILITIES IN A VENDING MACHINE	6,505,095	1/7/2003
POINT OF SALE TERMINAL MOUNTABLE ON A VENDING MACHINE	D543,588	5/29/2007
WIRELESS SYSTEM FOR COMMUNICATING CASHLESS VENDING TRANSACTION DATA AND VENDING MACHINE AUDIT DATA TO REMOTE LOCATIONS	7,593,897	9/22/2009
SYSTEM AND METHOD FOR LOCALLY AUTHORIZING CASHLESS TRANSACTIONS AT POINT OF SALE	7,630,939	12/8/2009
CASHLESS VENDING TRANSACTION MANAGEMENT BY A VEND ASSIST MODE OF OPERATION	7,076,329	7/11/2006
CASHLESS VENDING TRANSACTION MANAGEMENT BY A VEND ASSIST MODE OF OPERATION	7,693,602	4/6/2010
MDB TRANSACTION STRING EFFECTUATED CASHLESS VENDING	7,131,575	11/7/2006
INTERACTIVE INTERFACE EFFECTUATED VENDING	8,596,529	12/3/2013
CARD READER ASSEMBLY	7,690,495	4/6/2010
CASHLESS VENDING SYSTEM WITH TETHERED PAYMENT INTERFACE	7,464,867	12/16/2008
CASHLESS TRANSACTION PAYMENT MODULE	7,865,430	1/4/2011
DEVICES AND METHODS FOR PROVIDING CASHLESS PAYMENT AND DIAGNOSTICS FOR VENDING MACHINES	8,373,558	2/12/2013
PRINTER BRACKET FOR POINT OF SALE TERMINAL	D475,414	6/3/2003

3

USER INTERFACE BRACKET FOR A POINT OF SAME TERMINAL	D476,037	6/17/2003
MOUNTING BRACKET FOR MOUNTING A CASHLESS PAYMENT TERMINAL TO A VENDING MACHINE	D480,948	10/21/2003
TRANSCEIVER BASE UNIT	D478,577	8/19/2003
VENDING MACHINE CASHLESS PAYMENT TERMINAL	D477,030	7/8/2003
PRINTER BRACKET FOR POINT OF SALE TERMINAL	D476,036	6/17/2003
USER INTERFACE BRACKET FOR A POINT OF SALE TERMINAL	D475,751	6/10/2003
PAPER GUIDE FOR A POINT OF SALE TERMINAL	D475,750	6/10/2003
VENDING APPROVAL SYSTEMS, METHODS, AND APPARATUS USING CARD READERS	9,159,182	10/13/2015
APPARATUS, SYSTEM, AND METHODS FOR RETROFITTING VENDING SYSTEMS WITH WIRELESS COMMUNICATION	9,619,795	4/11/2017
VENDING INTERFACE CONTROLLER	1534461	8/28/2015
VENDING INTERFACE CONTROLLER	D727,428	4/21/2015
UNATTENDED RETAIL SYSTEMS, METHODS AND DEVICES FOR LINKING PAYMENTS, LOYALTY, AND REWARDS	9,245,269	1/26/2016
VENDING MACHINE SYSTEMS USING STANDARD INVENTORY CONTROL SYSTEM COMPONEN	8,788,341	7/22/2014
VENDING MACHINE NUTRITIONAL INFORMATION DISPLAY SYSTEM USING STANDARD INVENTORY CONTROL SYSTEM COMPONENTS	8,583,280	11/12/2013
REFRIGERATED VENDING MACHINE EXPLOITING EXPANDED TEMPERATURE VARIANCE DURING POWER-CONSERVATION MODE	2001263356	1/13/2005
TEMPERATURE CONTROLLER FOR A REFRIGERATED VENDING MACHINE	PI0111132-9	4/24/2013
TEMPERATURE CONTROLLER FOR A REFRIGERATED VENDING MACHINE	2,409,228	3/9/2010
TEMPERATURE CONTROLLER FOR A REFRIGERATED VENDING MACHINE	1299680	8/2/2017
TEMPERATURE CONTROLLER FOR A REFRIGERATED VENDING MACHINE	1299680	8/2/2017
TEMPERATURE CONTROLLER FOR A REFRIGERATED VENDING MACHINE	1299680	8/2/2017
TEMPERATURE CONTROLLER FOR A REFRIGERATED VENDING MACHINE	1299680	8/2/2017
TEMPERATURE CONTROLLER FOR A REFRIGERATED VENDING MACHINE	1299680	8/2/2017

4

TEMPERATURE CONTROLLER FOR A REFRIGERATED VENDING MACHINE	1299680	8/2/2017
TEMPERATURE CONTROLLER FOR A REFRIGERATED VENDING MACHINE	234363	2/13/2006
REFRIGERATED VENDING MACHINE EXPLOITING EXPANDED TEMPERATURE VARIANCE DURING POWER-CONSERVATION MODE	6,389,822	5/21/2002
METHOD AND APPARATUS FOR CONSERVING POWER CONSUMED BY A REFRIGERATED APPLIANCE UTILIZING AUDIO SIGNAL DETECTION	7,286,907	10/23/2007
METHOD AND APPARATUS FOR CONSERVING POWER CONSUMED BY A VENDING MACHINE UTILIZING AUDIO SIGNAL DETECTION	7,856,289	12/21/2010
POWER-CONSERVATION SYSTEM BASED ON INDOOR/OUTDOOR AND AMBIENT-LIGHT DETERMINATIONS	60225149.4	2/20/2008
POWER-CONSERVATION SYSTEM BASED ON INDOOR/OUTDOOR AND AMBIENT-LIGHT DETERMINATIONS	1419425	2/20/2008
POWER-CONSERVATION SYSTEM BASED ON INDOOR/OUTDOOR AND AMBIENT-LIGHT DETERMINATIONS	1419425	2/20/2008
POWER-CONSERVATION SYSTEM BASED ON INDOOR/OUTDOOR AND AMBIENT-LIGHT DETERMINATIONS	1419425	2/20/2008
POWER-CONSERVATION SYSTEM BASED ON INDOOR/OUTDOOR AND AMBIENT-LIGHT DETERMINATIONS	1419425	2/20/2008
POWER-CONSERVATION SYSTEM BASED ON INDOOR/OUTDOOR AND AMBIENT-LIGHT DETERMINATIONS	1419425	2/20/2008
POWER CONSERVATION SYSTEM BASED ON INDOOR/OUTDOOR AND AMBIENT-LIGHT DETERMINATION	6,801,836	10/5/2004
METHOD AND APPARATUS FOR CONSERVING POWER CONSUMED BY A REFRIGERATED APPLIANCE UTILIZING DISPENSING EVENT DATA SIGNALS	6,898,942	5/31/2005
POWER-CONSERVATION SYSTEM FOR COMPUTER PERIPHERALS	5,477,476	12/19/1995
EXTERNAL POWER MANAGEMENT DEVICE WITH CURRENT MONITORING PRECLUDING SHUTDOWN DURING HIGH CURRENT	6,243,626	6/5/2001

5

METHOD AND APPARATUS FOR POWER MANAGEMENT CONTROL OF A COMPRESSOR-BASED APPLIANCE THAT REDUCES ELECTRICAL POWER CONSUMPTION OF AN APPLIANCE	6,975,926	12/13/2005
REFRIGERATED VENDING MACHINE EXPLOITING EXPANDED TEMPERATURE VARIANCE DURING POWER-CONSERVATION MODE	6,581,396	6/24/2003
REFRIGERATED VENDING MACHINE EXPLOITING EXPANDED TEMPERATURE VARIANCE DURING POWER-CONSERVATION MODE	6,931,869	8/23/2005
METHOD AND APPARATUS FOR POWER MANAGEMENT CONTROL OF A COOLING SYSTEM IN A CONSUMER ACCESSIBLE APPLIANCE	7,200,467	4/3/2007
SYSTEM AND METHOD FOR NETWORKING AND CONTROLLING VENDING MACHINES	6,056,194	5/2/2000
CREDIT CARD AND BANK ISSUED DEBIT CARD OPERATED SYSTEM ANDMETHOD FOR CONTROLLING AND MONITORING ACCESS OF COMPUTER AND COPY EQUIPMENT	5,619,024	4/8/1997
CREDIT AND BANK ISSUED DEBIT CARD OPERATED SYSTEM AND METHOD FOR CONTROLLING A VENDING MACHINE (As Amended)	6,152,365	11/28/2000
CREDIT AND BANK ISSUED DEBIT CARD OPERATED SYSTEM AND METHOD FOR CONTROLLING A PREPAID CARD ENCODING/DISPENSING MACHINE	5,637,845	6/10/1997
CREDIT CARD, SMART CARD AND BANK ISSUED DEBIT CARD OPERATED SYSTEM AND METHOD FOR PROCESSING ELECTRONIC TRANSACTIONS (AMENDED)	6,119,934	9/19/2000
CREDIT AND DEBIT CARD OPERATED VENDING MACHINE	2,207,603	2/2/2010
SYSTEM AND METHOD FOR NETWORKING AND CONTROLLING VENDING MACHINES	6,321,985	11/27/2001
DELIVERY OF GOODS AND SERVICES RESULTANT FROM AN ELECTRONIC COMMERCE TRANSACTION BY WAY OF A PACK AND SHIP TYPE COMPANY	6,601,038	7/29/2003

6

TRANSACTION PROCESSING METHOD OF FULFILLING AN ELECTRONIC COMMERCE TRANSACTION BY AN ELECTRONIC COMMERCE TERMINAL SYSTEM	6,629,080	9/30/2003
SYSTEM AND METHOD OF PROCESSING CREDIT CARD, E-COMMERCE, AND E-BUSINESS TRANSACTIONS WITHOUT THE MERCHANT INCURRING TRANSACTION PROCESSING FEES OR CHARGES WORLDWIDE	6,601,037	7/29/2003
STORE DISPLAY WINDOW CONNECTED TO AN ELECTRONIC COMMERCE TERMINAL (AS AMENDED)	6,611,810	8/26/2003
ELECTRONIC COMMERCE TERMINAL CONNECTED TO A VENDING MACHINE OPERABLE AS A TELEPHONE (AS AMENDED)	6,604,086	8/5/2003
METHOD FOR REVALUING A PHONE CARD	7,089,209	8/8/2006
GAS PUMP CONTROL SYSTEM HAVING ACCESS TO THE INTERNET FOR THE PURPOSES OF TRANSACTING E-MAIL, E-COMMERCE, AND E-BUSINESS, AND FOR CONDUCTING VENDING TRANSACTIONS	6,601,039	7/29/2003
METHOD OF TRANSACTING AN ELECTRONIC MAIL, AN ELECTRONIC COMMERCE, AND AN ELECTRONIC BUSINESS TRANSACTION BY AN ELECTRONIC COMMERCE TERMINAL USING A GAS PUMP	6,643,623	11/4/2003
A VENDING MACHINE CONTROL SYSTEM HAVING ACCESS TO THE INTERNET FOR THE PURPOSES OF TRANSACTING E-MAIL, E-COMMERCE, AND E-BUSINESS, AND FOR CONDUCTING VENDING TRANSACTIONS	6,606,602	8/12/2003
METHOD FOR REVALUING A PRIVATE LABEL CARD USING AN ELECTRONIC COMMERCE TERMINAL (AS AMENDED)	6,684,197	1/27/2004
METHOD OF TRANSACTING E-COMMERCE AND E-BUSINESS FROM A PUBLIC ACCESS PERVASIVE COMPUTING DEVICE	6,615,183	9/2/2003
METHOD OF SOLICITING A USER TO INPUT SURVEY DATA AT AN ELECTRONIC COMMERCE TERMINAL (AS AMENDED)	6,807,532	10/19/2004

7

VENDING ACCESS TO THE INTERNET, BUSINESS APPLICATION SOFTWARE, E-COMMERCE, AND E-BUSINESS IN A HOTEL ROOM	6,604,087	8/5/2003
ELECTRONIC COMMERCE TERMINAL FOR WIRELESSLY COMMUNICATING TO A PLURALITY OF COMMUNICATION DEVICES (AS AMENDED)	6,601,040	7/29/2003
METHOD OF TRANSACTING AN ELECTRONIC MAIL, AN ELECTRONIC COMMERCE, AND AN ELECTRONIC BUSINESS TRANSACTION BY AN ELECTRONIC COMMERCE TERMINAL USING A WIRELESSLY NETWORKED PLURALITY OF PORTABLE DIGITAL..	6,763,336	7/13/2004
UNIVERSAL INTERACTIVE ADVERTISING AND PAYMENT SYSTEM FOR PUBLIC ACCESS ELECTRONIC COMMERCE AND BUSINESS RELATED PRODUCTS AND SERVICES	6,609,102	8/19/2003
ELECTRONIC COMMERCE TERMINAL FOR FACILITATING INCENTIVE-BASED PURCHASING ON TRANSPORTATION VEHICLES (AS AMENDED)	6,609,103	8/19/2003
METHOD OF TRANSACTING AN ELECTRONIC MAIL, AN ELECTRONIC COMMERCE, AND AN ELECTRONIC BUSINESS TRANSACTION BY AN ELECTRONIC COMMERCE TERMINAL OPERATED ON A TRANSPORTATION VEHICLE	6,622,124	9/16/2003
ELECTRONIC COMMERCE TERMINAL ENCLOSURE	D428,047	7/11/2000
ELECTRONIC COMMERCE TERMINAL ENCLOSURE FOR A VENDING MACHINE	D428,444	7/18/2000
ELECTRONIC COMMERCE TERMINAL ENCLOSURE FOR A VENDING MACHINE	D437,890	2/20/2001
UNIVERSAL INTERACTIVE ADVERTISING AND PAYMENT SYSTEM NETWORK FOR PUBLIC ACCESS ELECTRONIC COMMERCE AND BUSINESS RELATED PRODUCTS AND SERVICES	6,604,085	8/5/2003
UNIVERSAL INTERACTIVE ADVERTISING AND PAYMENT SYSTEM FOR PUBLIC ACCESS ELECTRONIC COMMERCE AND BUSINESS RELATED PRODUCTS AND SERVICES	2,291,015	3/22/2005
SIGN HOLDER	D418,878	1/11/2000
SIGN HOLDER	D87998	10/29/1999

8

LAPTOP DATA PORT ENCLOSURE	D415,742	10/26/1999
LAPTOP DATA PORT ENCLOSURE	D91645	2/28/2001
DATAPORT	D423,474	4/25/2000
METHOD AND APPARATUS FOR FORMING, PACKAGING, AND VENDING CLOTHING ARTICLES	6,021,626	2/8/2000

USA Technologies Patent Report
Reference #	Title	CNTRY	Serial #	Filed Date	Patent #	Issue Date	Status	Expiration
USE-5434US3	DYNAMIC IDENTIFICATION INTERCHANGE METHOD FOR EXCHANGING ONE FORM OF IDENTIFICATION FOR ANOTHER	US	09/734,129	12/11/2000	6,754,641	6/22/2004	ISSUED	4/17/2021
USE-543US3	METHOD TO OBTAIN CUSTOMER SPECIFIC DATA FOR PUBLIC ACCESS ELECTRONIC COMMERCE SERVICES	US	09/635,306	8/9/2000	6,606,605	8/12/2003	ISSUED	4/16/2019
USE-5444US	ELECTRONIC COMMERCE TERMINAL ENCLOSURE WITH BRACKETS	US	29/120,874	3/28/2000	D441,401	5/1/2001	EXPIRED	5/1/2015
USE-647US	METHOD OF CONSTRUCTING A DIGITAL CONTENT PLAY LIST FOR TRANSMISSION AND PRESENTATION ON A PUBLIC ACCESS ELECTRONIC TERMINAL	US	10/106,151	3/26/2002	7,805,338	9/28/2010	ISSUED	3/26/2022
USE-656US	AN IN-VEHICLE DEVICE FOR WIRELESSLY CONNECTING A VEHICLE TO THE INTERNET AND FOR TRANSACTING E-COMMERCE AND E-BUSINESS	US	09/556,543	4/24/2000	6,856,820	2/15/2005	ISSUED	4/24/2020
USE-657US	VEHICLE RELATED WIRELESS SCIENTIFIC INSTRUMENTATION TELEMATICS	US	10/115,547	4/3/2002	6,895,310	5/17/2005	ISSUED	4/24/2020
USE-658US	TRANSACTING E-COMMERCE AND CONDUCTING E-BUSINESS RELATED TO IDENTIFYING AND PROCURING AUTOMOTIVE SERVICE AND VEHICLE REPLACEMENT PARTS	US	09/564,471	5/3/2000	6,389,337	5/14/2002	ISSUED	4/24/2020
USE-659US	GLOBAL NETWORK BASED VEHICLE SAFETY AND SECURITY TELEMATICS	US	10/134,907	4/29/2002	6,853,894	2/8/2005	ISSUED	4/24/2020
USE-660US	WIRELESS VEHICLE DIAGNOSTICS DEVICE AND METHOD WITH SERVICE AND PART DETERMINATION CAPABILITIES (AS AMENDED)	US	10/056,942	1/25/2002	7,502,672	3/10/2009	ISSUED	4/24/2020

9

USE-661US	COMMUNICATION INTERFACE DEVICE FOR MANAGING WIRELESS DATA TRANSMISSION BETWEEN A VEHICLE AND THE INTERNET	US	09/593,881	6/14/2000	7,003,289	2/21/2006	ISSUED	3/17/2023
USE-662US	COMMUNICATING INTERACTIVE DIGITAL CONTENT BETWEEN VEHICLES AND INTERNET BASED DATA PROCESSING RESOURCES FOR THE PURPOSE OF TRANSACTING E-COMMERCE OR CONDUCTING E-BUSINESS	US	09/579,263	5/25/2000	6,615,186	9/2/2003	ISSUED	5/25/2020
USE-667US	APPARATUS AND METHODS FOR MONITORING AND COMMUNICATING WITH A PLURALITY OF NETWORKED REMOTE VENDING MACHINES	US	718,386	11/21/1996	5,844,808	12/1/1998	EXPIRED	11/21/2016
USE-668US	SYSTEM FOR PROVIDING REMOTE AUDIT, CASHLESS PAYMENT, AND INTERACTIVE TRANSACTION CAPABILITIES IN A VENDING MACHINE	US	09/884,755	6/19/2001	6,505,095	1/7/2003	ISSUED	6/19/2021
USE-671US	POINT OF SALE TERMINAL MOUNTABLE ON A VENDING MACHINE	US	29/252,741	1/26/2006	D543,588	5/29/2007	ISSUED	5/29/2021
USE-673US	WIRELESS SYSTEM FOR COMMUNICATING CASHLESS VENDING TRANSACTION DATA AND VENDING MACHINE AUDIT DATA TO REMOTE LOCATIONS	US	10/051,594	1/18/2002	7,593,897	9/22/2009	ISSUED	5/17/2025
USE-676US	SYSTEM AND METHOD FOR LOCALLY AUTHORIZING CASHLESS TRANSACTIONS AT POINT OF SALE	US	10/118,123	4/8/2002	7,630,939	12/8/2009	ISSUED	2/16/2025
USE-677US	CASHLESS VENDING TRANSACTION MANAGEMENT BY A VEND ASSIST MODE OF OPERATION	US	10/121,081	4/12/2002	7,076,329	7/11/2006	ISSUED	6/19/2021
USE-677US1	CASHLESS VENDING TRANSACTION MANAGEMENT BY A VEND ASSIST MODE OF OPERATION	US	11/347,678	2/3/2006	7,693,602	4/6/2010	ISSUED	6/19/2021
USE-678US	MDB TRANSACTION STRING EFFECTUATED CASHLESS VENDING	US	10/138,385	5/3/2002	7,131,575	11/7/2006	ISSUED	10/2/2023
USE-679US	INTERACTIVE INTERFACE EFFECTUATED VENDING	US	10/153,478	5/22/2002	8,596,529	12/3/2013	ISSUED	6/19/2021
USE-683US	CARD READER ASSEMBLY	US	10/277,458	10/22/2002	7,690,495	4/6/2010	ISSUED	6/20/2021
USE-683US1	CASHLESS VENDING SYSTEM WITH TETHERED PAYMENT INTERFACE	US	11/348,744	2/7/2006	7,464,867	12/16/2008	ISSUED	8/25/2022
USE-685US	CASHLESS TRANSACTION PAYMENT MODULE	US	10/100,680	3/18/2002	7,865,430	1/4/2011	ISSUED	6/19/2021

10

USE-697US	DEVICES AND METHODS FOR PROVIDING CASHLESS PAYMENT AND DIAGNOSTICS FOR VENDING MACHINES	US	12/576,473	10/9/2009	8,373,558	2/12/2013	ISSUED	10/10/2028
USE-702US	PRINTER BRACKET FOR POINT OF SALE TERMINAL	US	29/160,140	5/6/2002	D475,414	6/3/2003	EXPIRED	6/3/2017
USE-703US	USER INTERFACE BRACKET FOR A POINT OF SAME TERMINAL	US	29/160,162	5/6/2002	D476,037	6/17/2003	EXPIRED	6/17/2017
USE-704US	MOUNTING BRACKET FOR MOUNTING A CASHLESS PAYMENT TERMINAL TO A VENDING MACHINE	US	29/167,844	9/20/2002	D480,948	10/21/2003	ISSUED	10/21/2017
USE-705US	TRANSCEIVER BASE UNIT	US	29/155,567	2/12/2002	D478,577	8/19/2003	ISSUED	8/19/2017
USE-706US	VENDING MACHINE CASHLESS PAYMENT TERMINAL	US	29/167,954	9/24/2002	D477,030	7/8/2003	ISSUED	7/8/2017
USE-707US	PRINTER BRACKET FOR POINT OF SALE TERMINAL	US	29/147,759	9/5/2001	D476,036	6/17/2003	EXPIRED	6/17/2017
USE-708US	USER INTERFACE BRACKET FOR A POINT OF SALE TERMINAL	US	29/147,767	9/5/2001	D475,751	6/10/2003	EXPIRED	6/10/2017
USE-709US	PAPER GUIDE FOR A POINT OF SALE TERMINAL	US	29/147,766	9/5/2001	D475,750	6/10/2003	EXPIRED	6/10/2017
USE-714US	VENDING APPROVAL SYSTEMS, METHODS, AND APPARATUS USING CARD READERS	US	14/015,150	8/30/2013	9,159,182	10/13/2015	ISSUED	8/30/2033
USE-717US	APPARATUS, SYSTEM, AND METHODS FOR RETROFITTING VENDING SYSTEMS WITH WIRELESS COMMUNICATION	US	14/681,463	4/8/2015	9,619,795	4/11/2017	ISSUED	4/8/2035
USE-719JP	VENDING INTERFACE CONTROLLER	JP	2014-021859	10/1/2014	1534461	8/28/2015	ISSUED	8/28/2035
USE-719US	VENDING INTERFACE CONTROLLER	US	29/486,788	4/2/2014	D727,428	4/21/2015	ISSUED	4/21/2029
USE-721US	UNATTENDED RETAIL SYSTEMS, METHODS AND DEVICES FOR LINKING PAYMENTS, LOYALTY, AND REWARDS	US	14/485,274	9/12/2014	9,245,269	1/26/2016	ISSUED
USE-726US	VENDING MACHINE SYSTEMS USING STANDARD INVENTORY CONTROL SYSTEM COMPONEN	US	12/351,222	1/16/2012	8,788,341	7/22/2014	ISSUED	4/27/2030
USE-727US	VENDING MACHINE NUTRITIONAL INFORMATION DISPLAY SYSTEM USING STANDARD INVENTORY CONTROL SYSTEM COMPONENTS	US	12/768,726	4/27/2010	8,583,280	11/12/2013	ISSUED	4/27/2030
USEB-100AU	REFRIGERATED VENDING MACHINE EXPLOITING EXPANDED TEMPERATURE VARIANCE DURING POWER-CONSERVATION MODE	AU	2001263356	5/22/2001	2001263356	1/13/2005	ISSUED	5/22/2021

11

USEB-100BR	TEMPERATURE CONTROLLER FOR A REFRIGERATED VENDING MACHINE	BR	0111132-9	5/22/2001	PI0111132-9	4/24/2013	ISSUED	4/23/2023
USEB-100CA	TEMPERATURE CONTROLLER FOR A REFRIGERATED VENDING MACHINE	CA	2,409,228	5/22/2001	2,409,228	3/9/2010	ISSUED	5/22/2021
USEB-100MX	TEMPERATURE CONTROLLER FOR A REFRIGERATED VENDING MACHINE	MX	PA/A/2002/011689	5/22/2001	234363	2/13/2006	ISSUED	5/22/2021
USEB-100US	REFRIGERATED VENDING MACHINE EXPLOITING EXPANDED TEMPERATURE VARIANCE DURING POWER-CONSERVATION MODE	US	09/579,411	5/25/2000	6,389,822	5/21/2002	ISSUED	5/25/2020
USEB-101US	METHOD AND APPARATUS FOR CONSERVING POWER CONSUMED BY A REFRIGERATED APPLIANCE UTILIZING AUDIO SIGNAL DETECTION	US	10/901,615	7/28/2004	7,286,907	10/23/2007	ISSUED	4/7/2026
USEB-101US1	METHOD AND APPARATUS FOR CONSERVING POWER CONSUMED BY A VENDING MACHINE UTILIZING AUDIO SIGNAL DETECTION	US	11/875,201	10/19/2007	7,856,289	12/21/2010	ISSUED	7/28/2024
USEB-102DE	POWER-CONSERVATION SYSTEM BASED ON INDOOR/OUTDOOR AND AMBIENT-LIGHT DETERMINATIONS	DE	02740000.1	6/27/2002	60225149.4	2/20/2008	ISSUED	6/27/2022
USEB-102EP	POWER-CONSERVATION SYSTEM BASED ON INDOOR/OUTDOOR AND AMBIENT-LIGHT DETERMINATIONS	EP	02740000.1	6/27/2002	1419425	2/20/2008	ISSUED	6/27/2022
USEB-102ES	POWER-CONSERVATION SYSTEM BASED ON INDOOR/OUTDOOR AND AMBIENT-LIGHT DETERMINATIONS	ES	02740000.1	6/27/2002	1419425	2/20/2008	ISSUED	6/27/2022
USEB-102FR	POWER-CONSERVATION SYSTEM BASED ON INDOOR/OUTDOOR AND AMBIENT-LIGHT DETERMINATIONS	FR	02740000.1	6/27/2002	1419425	2/20/2008	ISSUED	6/27/2022
USEB-102GB	POWER-CONSERVATION SYSTEM BASED ON INDOOR/OUTDOOR AND AMBIENT-LIGHT DETERMINATIONS	GB	02740000.1	6/27/2002	1419425	2/20/2008	ISSUED	6/27/2022
USEB-102IT	POWER-CONSERVATION SYSTEM BASED ON INDOOR/OUTDOOR AND AMBIENT-LIGHT DETERMINATIONS	IT	02740000.1	6/27/2002	1419425	2/20/2008	ISSUED	6/27/2022
USEB-102US	POWER CONSERVATION SYSTEM BASED ON INDOOR/OUTDOOR AND AMBIENT-LIGHT DETERMINATION	US	09/899,499	7/5/2001	6,801,836	10/5/2004	ISSUED	7/5/2021
USEB-104US	METHOD AND APPARATUS FOR CONSERVING POWER CONSUMED BY A REFRIGERATED APPLIANCE UTILIZING DISPENSING EVENT DATA SIGNALS	US	10/350,567	1/24/2003	6,898,942	5/31/2005	ISSUED	1/24/2023

12

USEB-105US	POWER-CONSERVATION SYSTEM FOR COMPUTER PERIPHERALS	US	08/091,643	7/14/1993	5,477,476	12/19/1995	EXPIRED	7/14/2013
USEB-106US	EXTERNAL POWER MANAGEMENT DEVICE WITH CURRENT MONITORING PRECLUDING SHUTDOWN DURING HIGH CURRENT	US	09/182,586	10/28/1998	6,243,626	6/5/2001	ISSUED	10/28/2018
USEB-107US	METHOD AND APPARATUS FOR POWER MANAGEMENT CONTROL OF A COMPRESSOR-BASED APPLIANCE THAT REDUCES ELECTRICAL POWER CONSUMPTION OF AN APPLIANCE	US	10/291,066	11/8/2002	6,975,926	12/13/2005	ISSUED	6/10/2023
USEB-110US	REFRIGERATED VENDING MACHINE EXPLOITING EXPANDED TEMPERATURE VARIANCE DURING POWER-CONSERVATION MODE	US	10/151,513	5/20/2002	6,581,396	6/24/2003	ISSUED	5/25/2020
USEB-110US1	REFRIGERATED VENDING MACHINE EXPLOITING EXPANDED TEMPERATURE VARIANCE DURING POWER-CONSERVATION MODE	US	10/462,453	6/16/2003	6,931,869	8/23/2005	ISSUED	5/25/2020
USEB-112US	METHOD AND APPARATUS FOR POWER MANAGEMENT CONTROL OF A COOLING SYSTEM IN A CONSUMER ACCESSIBLE APPLIANCE	US	11/254,994	10/20/2005	7,200,467	4/3/2007	ISSUED	11/8/2022
USE-F0391US	SYSTEM AND METHOD FOR NETWORKING AND CONTROLLING VENDING MACHINES	US	08/793,588	2/27/1997	6,056,194	5/2/2000	EXPIRED	8/28/2015
USE-F050US	CREDIT CARD AND BANK ISSUED DEBIT CARD OPERATED SYSTEM ANDMETHOD FOR CONTROLLING AND MONITORING ACCESS OF COMPUTER AND COPY EQUIPMENT	US	08/354,207	12/12/1994	5,619,024	4/8/1997	EXPIRED	12/12/2014
USE-F0521US	CREDIT AND BANK ISSUED DEBIT CARD OPERATED SYSTEM AND METHOD FOR CONTROLLING A VENDING MACHINE (As Amended)	US	08/803,438	2/20/1997	6,152,365	11/28/2000	EXPIRED	1/31/2015
USE-F052US	CREDIT AND BANK ISSUED DEBIT CARD OPERATED SYSTEM AND METHOD FOR CONTROLLING A PREPAID CARD ENCODING/DISPENSING MACHINE	US	08/489,682	6/13/1995	5,637,845	6/10/1997	EXPIRED	12/12/2014
USE-F053US	CREDIT CARD, SMART CARD AND BANK ISSUED DEBIT CARD OPERATED SYSTEM AND METHOD FOR PROCESSING ELECTRONIC TRANSACTIONS (AMENDED)	US	08/775,440	12/30/1996	6,119,934	9/19/2000	EXPIRED	12/12/2014

13

USE-F0593CA	CREDIT AND DEBIT CARD OPERATED VENDING MACHINE	CA	2,207,603	12/12/1995	2,207,603	2/2/2010	EXPIRED	12/12/2015
USE-F391US1	SYSTEM AND METHOD FOR NETWORKING AND CONTROLLING VENDING MACHINES	US	09/550,865	4/17/2000	6,321,985	11/27/2001	EXPIRED	8/28/2015
USE-F5431US	DELIVERY OF GOODS AND SERVICES RESULTANT FROM AN ELECTRONIC COMMERCE TRANSACTION BY WAY OF A PACK AND SHIP TYPE COMPANY	US	09/334,817	6/17/1999	6,601,038	7/29/2003	ISSUED	4/16/2019
USE-F5431US1	TRANSACTION PROCESSING METHOD OF FULFILLING AN ELECTRONIC COMMERCE TRANSACTION BY AN ELECTRONIC COMMERCE TERMINAL SYSTEM	US	09/599,166	6/22/2000	6,629,080	9/30/2003	ISSUED	8/11/2019
USE-F5432US	SYSTEM AND METHOD OF PROCESSING CREDIT CARD, E-COMMERCE, AND E-BUSINESS TRANSACTIONS WITHOUT THE MERCHANT INCURRING TRANSACTION PROCESSING FEES OR CHARGES WORLDWIDE	US	09/334,815	6/17/1999	6,601,037	7/29/2003	ISSUED	4/16/2019
USE-F5433US	STORE DISPLAY WINDOW CONNECTED TO AN ELECTRONIC COMMERCE TERMINAL (AS AMENDED)	US	09/335,460	6/17/1999	6,611,810	8/26/2003	ISSUED	4/16/2019
USE-F5434US	ELECTRONIC COMMERCE TERMINAL CONNECTED TO A VENDING MACHINE OPERABLE AS A TELEPHONE (AS AMENDED)	US	09/335,327	6/17/1999	6,604,086	8/5/2003	ISSUED	4/16/2019
USE-F5434US2	METHOD FOR REVALUING A PHONE CARD	US	09/599,078	6/22/2000	7,089,209	8/8/2006	ISSUED	1/27/2021
USE-F5435US	GAS PUMP CONTROL SYSTEM HAVING ACCESS TO THE INTERNET FOR THE PURPOSES OF TRANSACTING E-MAIL, E-COMMERCE, AND E-BUSINESS, AND FOR CONDUCTING VENDING TRANSACTIONS	US	09/334,888	6/17/1999	6,601,039	7/29/2003	ISSUED	4/16/2019
USE-F5435US1	METHOD OF TRANSACTING AN ELECTRONIC MAIL, AN ELECTRONIC COMMERCE, AND AN ELECTRONIC BUSINESS TRANSACTION BY AN ELECTRONIC COMMERCE TERMINAL USING A GAS PUMP	US	09/603,518	6/23/2000	6,643,623	11/4/2003	ISSUED	9/7/2019

14

USE-F5436US	A VENDING MACHINE CONTROL SYSTEM HAVING ACCESS TO THE INTERNET FOR THE PURPOSES OF TRANSACTING E-MAIL, E-COMMERCE, AND E-BUSINESS, AND FOR CONDUCTING VENDING TRANSACTIONS	US	09/335,458	6/17/1999	6,606,602	8/12/2003	ISSUED	4/16/2019
USE-F5436US2	METHOD FOR REVALUING A PRIVATE LABEL CARD USING AN ELECTRONIC COMMERCE TERMINAL (AS AMENDED)	US	09/602,557	6/23/2000	6,684,197	1/27/2004	ISSUED	6/9/2021
USE-F5437US	METHOD OF TRANSACTING E-COMMERCE AND E-BUSINESS FROM A PUBLIC ACCESS PERVASIVE COMPUTING DEVICE	US	09/352,023	7/14/1999	6,615,183	9/2/2003	ISSUED	4/16/2019
USE-F5437US5	METHOD OF SOLICITING A USER TO INPUT SURVEY DATA AT AN ELECTRONIC COMMERCE TERMINAL (AS AMENDED)	US	09/602,838	6/23/2000	6,807,532	10/19/2004	ISSUED	10/17/2019
USE-F5438US	VENDING ACCESS TO THE INTERNET, BUSINESS APPLICATION SOFTWARE, E-COMMERCE, AND E-BUSINESS IN A HOTEL ROOM	US	09/352,989	7/14/1999	6,604,087	8/5/2003	ISSUED	4/16/2019
USE-F5439US	ELECTRONIC COMMERCE TERMINAL FOR WIRELESSLY COMMUNICATING TO A PLURALITY OF COMMUNICATION DEVICES (AS AMENDED)	US	09/354,803	7/16/1999	6,601,040	7/29/2003	ISSUED	4/16/2019
USE-F5439US1	METHOD OF TRANSACTING AN ELECTRONIC MAIL, AN ELECTRONIC COMMERCE, AND AN ELECTRONIC BUSINESS TRANSACTION BY AN ELECTRONIC COMMERCE TERMINAL USING A WIRELESSLY NETWORKED PLURALITY OF PORTABLE DIGITAL..	US	09/602,842	6/23/2000	6,763,336	7/13/2004	ISSUED	10/6/2021
USE-F543US	UNIVERSAL INTERACTIVE ADVERTISING AND PAYMENT SYSTEM FOR PUBLIC ACCESS ELECTRONIC COMMERCE AND BUSINESS RELATED PRODUCTS AND SERVICES	US	09/293,129	4/16/1999	6,609,102	8/19/2003	ISSUED	4/16/2019
USE-F5440US	ELECTRONIC COMMERCE TERMINAL FOR FACILITATING INCENTIVE-BASED PURCHASING ON TRANSPORTATION VEHICLES (AS AMENDED)	US	09/354,596	7/16/1999	6,609,103	8/19/2003	ISSUED	4/16/2019

15

USE-F5440US1	METHOD OF TRANSACTING AN ELECTRONIC MAIL, AN ELECTRONIC COMMERCE, AND AN ELECTRONIC BUSINESS TRANSACTION BY AN ELECTRONIC COMMERCE TERMINAL OPERATED ON A TRANSPORTATION VEHICLE	US	09/602,706	6/23/2000	6,622,124	9/16/2003	ISSUED	9/4/2019
USE-F5441US	ELECTRONIC COMMERCE TERMINAL ENCLOSURE	US	29/110,710	9/10/1999	D428,047	7/11/2000	EXPIRED	7/11/2014
USE-F5442US	ELECTRONIC COMMERCE TERMINAL ENCLOSURE FOR A VENDING MACHINE	US	29/112,981	10/27/1999	D428,444	7/18/2000	EXPIRED	7/18/2014
USE-F5443US	ELECTRONIC COMMERCE TERMINAL ENCLOSURE FOR A VENDING MACHINE	US	29/112,982	10/27/1999	D437,890	2/20/2001	EXPIRED	2/20/2015
USE-F544US	UNIVERSAL INTERACTIVE ADVERTISING AND PAYMENT SYSTEM NETWORK FOR PUBLIC ACCESS ELECTRONIC COMMERCE AND BUSINESS RELATED PRODUCTS AND SERVICES	US	09/293,358	4/16/1999	6,604,085	8/5/2003	ISSUED	4/16/2019
USE-F549CA	UNIVERSAL INTERACTIVE ADVERTISING AND PAYMENT SYSTEM FOR PUBLIC ACCESS ELECTRONIC COMMERCE AND BUSINESS RELATED PRODUCTS AND SERVICES	CA	2,291,015	4/19/1999	2,291,015	3/22/2005	ISSUED	4/19/2019
USE-F550US	SIGN HOLDER	US	29/095,587	10/27/1998	D418,878	1/11/2000	EXPIRED	1/11/2014
USE-F553CA	SIGN HOLDER	CA	1999-1014	4/27/1999	D87998	10/29/1999	EXPIRED	10/29/2009
USE-F560US	LAPTOP DATA PORT ENCLOSURE	US	29/095,583	10/27/1998	D415,742	10/26/1999	EXPIRED	10/26/2013
USE-F563CA	LAPTOP DATA PORT ENCLOSURE	CA	1999-1038	4/27/1999	D91645	2/28/2001	EXPIRED	2/28/2011
USE-F630US	DATAPORT	US	29/103,596	4/16/1999	D423,474	4/25/2000	EXPIRED	4/25/2014
USES-103US	METHOD AND APPARATUS FOR FORMING, PACKAGING, AND VENDING CLOTHING ARTICLES	US	08/904,317	7/31/1997	6,021,626	2/8/2000	ISSUED	7/11/2017

Reference #	Title	CNTRY	Serial #	Filed Date	Patent #	Issue Date	Status
USE-679US1	PAYMENT MODULE FOR EFFECTUATING CASHLESS VENDING	US	14/071,021	11/4/2013			PUBLISHED

16

USE-714CA	VENDING APPROVAL SYSTEM, METHOD, AND APPARATUS USING A CARD READER	CA	2,921,660	8/27/2014	PENDING
USE-714EP	VENDING APPROVAL SYSTEM, METHOD, AND APPARATUS USING A CARD READER	EP	14761538.9	8/27/2014	PUBLISHED
USE-716CA	SYSTEMS AND METHODS FOR SENDING INFORMATION TO MOBILE DEVICES UTILIZING MOBILE DEVICE IDENTIFIERS	CA	2,943,880	4/8/2015	PENDING
USE-716EP	SYSTEMS AND METHODS FOR SENDING INFORMATION TO MOBILE DEVICES UTILIZING MOBILE DEVICE IDENTIFIERS	EP	15776114.9	4/8/2015	PUBLISHED
USE-716US	SYSTEMS AND METHODS FOR SENDING INFORMATION TO MOBILE DEVICES UTILIZING MOBILE DEVICE IDENTIFIERS	US	14/681,294	4/8/2015	PUBLISHED
USE-717CA	APPARATUS, SYSTEM, AND METHODS FOR RETROFITTING VENDING SYSTEMS WITH WIRELESS COMMUNICATION	CA	2,943,883	4/8/2015	PENDING

17

USE-717EP	APPARATUS, SYSTEM, AND METHODS FOR RETROFITTING VENDING SYSTEMS WITH WIRELESS COMMUNICATION	EP	15717767.6	4/8/2015	PUBLISHED
USE-718CA	SYSTEMS AND METHODS FOR WIRELESS AUTHORIZATION OF TRANSACTIONS WITH MOBILE PAYMENT DEVICES	CA	2,943,884	4/8/2015	PENDING
USE-718EP	SYSTEMS AND METHODS FOR WIRELESS AUTHORIZATION OF TRANSACTIONS WITH MOBILE PAYMENT DEVICES	EP	15718113.2	4/8/2015	PUBLISHED
USE-718US	SYSTEMS AND METHODS FOR WIRELESS AUTHORIZATION OF TRANSACTIONS WITH MOBILE PAYMENT DEVICES	US	14/499,796	9/29/2014	ALLOWED
USE-721CA	UNATTENDED RETAIL SYSTEMS, METHODS, AND DEVICES FOR LINKING PAYMENTS, LOYALTY, AND REWARDS	CA	2,956,731	9/11/2015	PENDING

18

USE-721EP	UNATTENDED RETAIL SYSTEMS, METHODS, AND DEVICES FOR LINKING PAYMENTS, LOYALTY, AND REWARDS	EP	15767039.9	9/11/2015	PUBLISHED

19

Trademarks:

Trademark	Registration Date	Registration Number
USA TECHNOLOGIES	2/23/2016	4,903,734
MORE & Design	N/A (Pending as of 6/19/2017)	N/A (Pending as of 6/19/2017)
USALIVE	5/25/2004	2,845,393
INTELLIGENT VENDING	6/16/2009	3,641,380
VM2IQ	8/15/2006	3,130,828
CM2IQ	8/15/2006	3,130,829
ENERGYMISER	5/6/2008	3,424,496
BLUE LIGHT SEQUENCE	12/11/2007	3,352,247
BLUE LIGHT SEQUENCE	N/A (Published as of 6/19/2017)	N/A (Published as of 6/19/2017)
CREATING VALUE THROUGH INNOVATION	5/8/2012	4,139,315
EPORT CONNECT	7/8/2008	3,462,181
ESUDS	11/18/2008	006428239
ESUDS	6/18/2013	4,354,183
EPORT EDGE	3/23/2010	3,764,912
EPORT MOBILE	6/3/2014	4,542,131
EPORT MOBILE & Design	3/31/2015	4,713,726
EPORT GO	4/15/2014	4,513,884

20

USA TECHNOLOGIES & DESIGN	2/23/2016	4,903,756
VENDSCREEN	4/7/2015	4,716,736
VENDSCREEN	10/6/2015	4,827,283
SNACKMISER	1/25/2005	2,920,610
VENDINGMISER	10/1/2002	2,628,447
PC EXPRESS	12/18/2001	2,520,390
BUSINESS EXPRESS	3/23/1999	2,234,770
BUSINESS EXPRESS	6/21/2000	529,642
TRANSACT	7/23/2002	2,598,187
PUBLIC PC	6/12/2003	583,656
BUSINESS EXPRESS	9/10/2003	589,335
EPORT	3/25/2003	2,700,645
EPORT	N/A (Allowed as of 6/19/2017)	N/A (Allowed as of 6/19/2017)
EPORT	6/10/2003	2,724,498

21

SCHEDULE 3.06

Disclosed Matters

None

22

SCHEDULE 3.09

Taxes

None

23

SCHEDULE 3.12

Material Agreements

1.Amended and Restated Employment and Non-Competition Agreement dated November 30, 2011 (See Exhibit 10.1 to Form 8 K filed December 5, 2011).

2.Employment and Non-Competition Agreement dated June 7, 2010 (See Exhibit 10.22 to Form 10 K filed on September 30, 2013).

3.First Amendment to Employment and Non-Competition Agreement dated April 27, 2012 (See Exhibit 10.23 to Form 10 K filed on September 30, 2013).

4.Second Amendment Employment and Non-Competition Agreement dated as of April 29, 2016 (See Exhibit 10.19 to Form 10-K filed on September 13, 2016).

5.Letter agreement dated January 27, 2016 (See Exhibit 10.2 to Form 8-K filed January 28, 2016).

6.Letter agreement dated September 28, 2016 (See Exhibit 10.1 to Form 8-K filed October 4, 2016).

7.Employment Offer Letter dated as of March 10, 2017 (See Exhibit 10.1 to Form 8-K filed March 28, 2017).

8.Visa Incentive Agreement dated as of November 14, 2014 (See Exhibit 10.1 to Form 10 Q filed February 17, 2015; Portions of this exhibit were redacted pursuant to a confidential treatment request).

9.Mastercard Acceptance Agreement (See Exhibit 10.2 to Form 10 Q filed May 15, 2015; Portions of this exhibit were redacted pursuant to a confidential treatment request).

10.First Amendment to Mastercard Acceptance Agreement dated April 27, 2015 (See Exhibit 10.45 to Form 10 K filed September 30, 2015; Portions of this exhibit were redacted pursuant to a confidential treatment request).

11.Third Party Payment Processor Agreement dated April 24, 2015 (See Exhibit 10.46 to Form 10 K filed September 30, 2015; Portions of this exhibit were redacted pursuant to a confidential treatment request).

12.Asset Purchase Agreement dated January 15, 2016 (See Exhibit 2.1 to Form 10 Q filed May 12, 2016; Portions of this exhibit were redacted pursuant to a confidential treatment request).

24

SCHEDULE 3.14

Insurance

SECTION I

Location Addresses:

Loc. #1 - 100 Deerfield Lane, Suite 300, Malvern, PA, 19355
Loc. #2 - ***
Loc. #3 - ***
Loc. #4 - ***
Loc. #5 - 3103 Phoenixville Pike, Malvern, PA, 19355
Loc. #6 – 1618 SW First Avenue, Suite 215, Portland OR 97201
Loc. #7 - ***
Loc. #8 – 3119 Phoenixville Pike, Malvern, PA 19355

SECTION II

PROPERTY

Description	2015-16	2016-17
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Blanket Personal Property and Leasehold Interest - Improvements and Betterments	***	***
Blanket Stock	***	***
Blanket EDP Property	***	***
Blanket Business Income with Extra Expense	***	***
Blanket Business Income with Extra Expense – Dependent Properties	***	***
Covered Premises - Blanket Limit Of Insurance	***	***
Flood – Aggregate Limit	***	***
Earthquake – Aggregate Limit	***	***
Property In Transit	***	***

SECTION III

GENERAL LIABILITY

Description	2015-16	2016-17
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017

25

Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Each Occurrence Limit	***	***
Advertising Injury/Personal Injury	***	***
General Aggregate	***	***
Products/Completed Operations Aggr	***	***
Medical Expenses	***	***
Damage to Premises Rented to You	***	***
Premium Basis	***	***
Employee Benefits Liability	***	***

SECTION IV

ERRORS & OMISSIONS

Description	2015-16	2016-2017
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Information and Network Technology Blended Liability Insurance: Product or Service Financial Injury Technology Related Injury: Personal/Reputation/Media Privacy	***	***
Privacy Remediation Expenses	***	***
Premium Basis	***	***
Professional Liability Territory	***	***

SECTION V

AUTOMOBILE

Description	2015-16	2016-17
Insurance Company/Policy Period	Chubb 11/01/2016 – 11/01/2017	Chubb 11/01/2016– 11/01/2017

26

Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Non-Owned Auto Liability	***	***
Hired Auto Liability	***	***
Hired Auto Physical Damage	***	***
Auto Liability	***	***
Schedule of Vehicles	***	***
Schedule of Drivers	***	***
Uninsured/Underinsured Motorist Liab	***	***
First Party Benefits	***	***
Extraordinary Medical Benefits	***	***
Comprehensive Deductible	***	***
Collision Deductible	***	***
Rental Reimbursement	***	***
Auto Broad Form Endorsement	***	***

SECTION VI

WORKERS COMPENSATION

	2015-16	2016-17
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Limits	***	***
Covered States Note - WA, WY, ND, & OH are Monopolistic States requiring workers compensation coverage to be purchased directly from the state.	***	***

27

SECTION VII

UMBRELLA

Description	2015-16	2016-17
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Limit	***	***
Underlying Coverage	***	***
	***	***

28

SECTION VIII

INTERNATIONAL/GLOBAL

Premises Summary:

Location ***

Description	2015-16	2016-17
Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Personal Property (Replacement cost)	***	***
Property Deductible	***	***
Neighbors and Tenants Liability	***	***
Blanket Limit of Insurance	***	***
General Aggregate	***	***
Products/Completed Operations	***	***
Advertising Injury/Personal Injury	***	***
Medical Expenses	***	***
Damage to Premises Rented to You	***	***
Auto Owned, Hired & Non-owned Liability	***	***
Hired Auto Medical	***	***
Foreign Voluntary Workers Compensation	***	***
Repatriation Expense	***	***
Exposure Basis	***	***

SECTION IX

SURETY - ERISA

Description	2014-2017
Insurance Company/Policy Period	Westfield Insurance 11/18/2014 – 11/18/2017
Fiduciary Liability	***
Covered Entities	USA Technologies, Inc.
Plan Name	USA Technologies, Inc. 401(k) Plan
Policy Term	3Yr (expires 11/18/2017)

29

* Limit must be equal to a minimum of *** of the amount invested in the plan subject to *** Min and *** Max.  As of 9/30/2015 the plan balance was $.

CRIME

Description	2015-2016	2016-2017
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Employee Dishonesty	***	***
Premises Coverage	***	***
In Transit Coverage	***	***
Forgery Coverage	***	***
Computer Fraud Coverage	***	***
Funds Transfer Fraud Coverage	***	***
Money Order and Counterfeit Currency Fraud Coverage	***	***
Credit Card Fraud Coverage	***	***
Client Coverage	***	***
Expense Coverage	***	***

SECTION X

INLAND MARINE

Description	2014-2015	2015-2016
Insurance Company/Policy Period	Chubb 06/20/2014 – 06/20/2015	Chubb 06/20/2015 – 06/20/2016
Credit Card Devices	***	***
Deductible	***	***
Loss Payee	Varilease Finance, Inc. and Its Assigns	Varilease Finance, Inc. and Its Assigns

OCEAN MARINE

Description	2015-2016	2016-2017
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Any One Conveyance	***	***

30

Sublimits: On Deck Bill Of Lading Limit Mail or Parcel Post Limit Messenger Limit Barge Limit	***	***
Additional Coverage: Consolidation Exhibition Extra Expense Salesperson Samples	***	***
War Risk	***	***
Deductible	***	***
Merchandise Insured	***	***

SECTION XI

PREMIUM SUMMARY – Chubb

Description	2015-2016 Chubb	2016-2017 Chubb
Property	***	***
General Liability	***	***
E&O/Cyber	***	***
Auto	***	***
Workers Compensation	***	***
Umbrella	***	***
Foreign Liability	***	***
Foreign Property		***
Ocean Cargo	***	***

TOTAL	***	***
Basis	***	***

31

SCHEDULE 3.15

Capitalization and Subsidiaries

Capitalization

1.Common stock, no par value

2.Preferred stock, no par value

3.Series A Convertible Preferred Stock

4.Warrants: Issued to Heritage Bank of Commerce, and exercisable for 23,978 shares of common stock at $5 a share until 3/29/2021

5.Stock options – Issued to employees and directors with varying expiration dates and exercise prices

Subsidiaries

1.	USAT Capital Corp, LLC	Wholly owned by USA Technologies, Inc.

2.	Stitch Networks Corporation	Wholly owned by USA Technologies, Inc.

3.	USAT, Inc.	Wholly owned by USA Technologies, Inc.

32

SCHEDULE 6.01

Existing Indebtedness

•Capital leases:

17
Name of Lessor	Lease Date	Termination Date	Balance at 9/30/2017
Western Equipment Finance	8/1/2015	7/1/2018	***
Huntington Technology Finance	6/1/2014	5/1/2019	***
Dell Finance	2/28/2014	1/31/2018	***
Western Equipment Finance	3/31/2016	3/1/2019	***
CIT Lending	3/31/2016	3/1/2019	***
Western Equipment Finance	3/31/2016	3/1/2019	***
Bank of America	5/31/2016	5/1/2019	***
Bank of America	11/22/2016	11/22/2021	***
Dell Finance	1/1/2017	1/1/2022	***
Wells Fargo	1/1/2017	1/1/2022	***
Wells Fargo	4/21/2017	3/21/2020	***
Varilease Finance	1/1/2017	5/1/2018	***
Dell Finance	9/30/2017	9/1/2020	***

33

SCHEDULE 6.02

Existing Liens

Filing Number(s)	Type of Lien	Name of Current Secured Party	Most Recent Filing Date	Jurisdiction of Filing
2011063004616; 2016053101445	UCC Financing Statement	Dell Financial Services L.L.C.	5/31/2016	PA
2013012305580; 2013032607039	UCC Financing Statement	Banc of America Leasing & Capital, LLC	3/26/2013	PA
2014021205810	UCC Financing Statement	Macquarie Equipment Finance, Inc.	2/12/2014	PA
2014060607643; 2014062407855	UCC Financing Statement	VFI KR SPE I LLC	6/24/2014	PA
2014060608873; 2014062407879	UCC Financing Statement	VFI KR SPE I LLC	6/6/2014	PA
2014060608936; 2014072405764; 2014081404422; 2014081901882	UCC Financing Statement	Sterling National Bank	8/15/2014	PA
2014060609015; 2014072307754; 2014081901856	UCC Financing Statement	Bank of Bermingham	8/15/2014	PA
2014061105943; 2014072406742;	UCC Financing Statement	Prime Alliance Bank, Inc.	7/24/2014	PA
2014081308199; 2014082803811; 2014090406390	UCC Financing Statement	Presidential Bank, FSB	9/4/2014	PA
2014102906888; 2014110503036	UCC Financing Statement	UniFi Equipment Finance Inc.	10/31/2014	PA
2015073106092	UCC Financing Statement	Western Equipment Finance, Inc.	7/29/2015	PA
2016030900985	UCC Financing Statement	Western Equipment Finance, Inc.	3/9/2016	PA

34

2016032300617	UCC Financing Statement	Western Equipment Finance, Inc.	3/23/2016	PA
2016032301086	UCC Financing Statement	DDI Leasing, Inc.	3/23/2016	PA

35

SCHEDULE 6.04

Existing Investments

1.100,000 shares (100% of issued and outstanding) in Stitch Networks Corporation

2.1,000 shares (100% of issued and outstanding) in USAT, Inc.

3.100% of membership interests in USAT Capital Corp, LLC

36

SCHEDULE 6.10

Existing Restrictions

None

37

SCHEDULES TO JPMORGAN CHASE CREDIT AGREEMENT

USAT CAPITAL CORP, LLC

1

SCHEDULE 3.05

Properties, etc.

(a) Address of each parcel of real property that is owned or leased by any Loan Party

Principal office: 100 Deerfield Lane, Suite 300, Malvern, PA 19355

(b) Trademarks, tradenames, copyrights, patents and other intellectual property

None

2

SCHEDULE 3.06

Disclosed Matters

None

3

SCHEDULE 3.09

Taxes

None

4

SCHEDULE 3.12

Material Agreements

None

5

SCHEDULE 3.14

Insurance

SECTION I

Location Addresses:

Loc. #1 - 100 Deerfield Lane, Suite 300, Malvern, PA, 19355
Loc. #2 - ***
Loc. #3 - ***
Loc. #4 - ***
Loc. #5 - 3103 Phoenixville Pike, Malvern, PA, 19355
Loc. #6 – 1618 SW First Avenue, Suite 215, Portland OR 97201
Loc. #7 - ***
Loc. #8 – 3119 Phoenixville Pike, Malvern, PA 19355

SECTION II

PROPERTY

Description	2015-16	2016-17
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Blanket Personal Property and Leasehold Interest - Improvements and Betterments	***	***
Blanket Stock	***	***
Blanket EDP Property	***	***
Blanket Business Income with Extra Expense	***	***
Blanket Business Income with Extra Expense – Dependent Properties	***	***
Covered Premises - Blanket Limit Of Insurance	***	***
Flood – Aggregate Limit	***	***
Earthquake – Aggregate Limit	***	***
Property In Transit	***	***

SECTION III

GENERAL LIABILITY

Description	2015-16	2016-17
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017

6

Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Each Occurrence Limit	***	***
Advertising Injury/Personal Injury	***	***
General Aggregate	***	***
Products/Completed Operations Aggr	***	***
Medical Expenses	***	***
Damage to Premises Rented to You	***	***
Premium Basis	***	***
Employee Benefits Liability	***	***

SECTION IV

ERRORS & OMISSIONS

Description	2015-16	2016-2017
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Information and Network Technology Blended Liability Insurance: Product or Service Financial Injury Technology Related Injury: Personal/Reputation/Media Privacy	***	***
Privacy Remediation Expenses	***	***
Premium Basis	***	***
Professional Liability Territory	***	***

SECTION V

AUTOMOBILE

Description	2015-16	2016-17
Insurance Company/Policy Period	Chubb 11/01/2016 – 11/01/2017	Chubb 11/01/2016– 11/01/2017

7

Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Non-Owned Auto Liability	***	***
Hired Auto Liability	***	***
Hired Auto Physical Damage	***	***
Auto Liability	***	***
Schedule of Vehicles	***	***
Schedule of Drivers	***	***
Uninsured/Underinsured Motorist Liab	***	***
First Party Benefits	***	***
Extraordinary Medical Benefits	***	***
Comprehensive Deductible	***	***
Collision Deductible	***	***
Rental Reimbursement	***	***
Auto Broad Form Endorsement	***	***

SECTION VI

WORKERS COMPENSATION

	2015-16	2016-17
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Limits	***	***
Covered States Note - WA, WY, ND, & OH are Monopolistic States requiring workers compensation coverage to be purchased directly from the state.	***	***

8

SECTION VII

UMBRELLA

Description	2015-16	2016-17
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Limit	***	***
Underlying Coverage	***	***
	***	***

9

SECTION VIII

INTERNATIONAL/GLOBAL

Premises Summary:

Location Loc. #1 – ***

Description	2015-16	2016-17
Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Personal Property (Replacement cost)	*** ***	***
Property Deductible	***	***
Neighbors and Tenants Liability	***	***
Blanket Limit of Insurance	***	***
General Aggregate	***	***
Products/Completed Operations	***	***
Advertising Injury/Personal Injury	***	***
Medical Expenses	***	***
Damage to Premises Rented to You	***	***
Auto Owned, Hired & Non-owned Liability	***	***
Hired Auto Medical	***	***
Foreign Voluntary Workers Compensation	***	***
Repatriation Expense	***	***
Exposure Basis	***	***

SECTION IX

SURETY - ERISA

Description	2014-2017
Insurance Company/Policy Period	Westfield Insurance 11/18/2014 – 11/18/2017
Fiduciary Liability	***
Covered Entities	USA Technologies, Inc.
Plan Name	USA Technologies, Inc. 401(k) Plan
Policy Term	3Yr (expires 11/18/2017)

10

* Limit must be equal to a minimum of *** of the amount invested in the plan subject to $*** Min and $*** Max.  As of 9/30/2015 the plan balance was $.

CRIME

Description	2015-2016	2016-2017
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Employee Dishonesty	***	***
Premises Coverage	***	***
In Transit Coverage	***	***
Forgery Coverage	***	***
Computer Fraud Coverage	***	***
Funds Transfer Fraud Coverage	***	***
Money Order and Counterfeit Currency Fraud Coverage	***	***
Credit Card Fraud Coverage	***	***
Client Coverage	***	***
Expense Coverage	***	***

SECTION X

INLAND MARINE

Description	2014-2015	2015-2016
Insurance Company/Policy Period	Chubb 06/20/2014 – 06/20/2015	Chubb 06/20/2015 – 06/20/2016
Credit Card Devices	***	***
Deductible	***	***
Loss Payee	Varilease Finance, Inc. and Its Assigns	Varilease Finance, Inc. and Its Assigns

OCEAN MARINE

Description	2015-2016	2016-2017
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Any One Conveyance	***	***

11

Sublimits: On Deck Bill Of Lading Limit Mail or Parcel Post Limit Messenger Limit Barge Limit	***	***
Additional Coverage: Consolidation Exhibition Extra Expense Salesperson Samples	***	***
War Risk	***	***
Deductible	***	***
Merchandise Insured	***	***

SECTION XI

PREMIUM SUMMARY – Chubb

Description	2015-2016 Chubb	2016-2017 Chubb
Property	***	***
General Liability	***	***
E&O/Cyber	***	***
Auto	***	***
Workers Compensation	***	***
Umbrella	***	***
Foreign Liability	***	***
Foreign Property		***
Ocean Cargo	***	***

TOTAL	***	***
Basis	***	***

12

SCHEDULE 3.15

Capitalization and Subsidiaries

Membership interests - 100% held by USA Technologies, Inc.

13

SCHEDULE 6.01

Existing Indebtedness

None

14

SCHEDULE 6.02

Existing Liens

None

15

SCHEDULE 6.04

Existing Investments

None

16

SCHEDULE 6.10

Existing Restrictions

None

17

SCHEDULES TO JPMORGAN CHASE CREDIT AGREEMENT

STITCH NETWORKS CORPORATION

1

SCHEDULE 3.05

Properties, etc.

(a) Address of each parcel of real property that is owned or leased by any Loan Party

Principal office: 100 Deerfield Lane, Suite 300, Malvern, PA 19355

(b) Trademarks, tradenames, copyrights, patents and other intellectual property

None

2

SCHEDULE 3.06

Disclosed Matters

None

3

SCHEDULE 3.09

Taxes

None

SCHEDULE 3.12

Material Agreements

None

4

SCHEDULE 3.14

Insurance

SECTION I

Location Addresses:

Loc. #1 - 100 Deerfield Lane, Suite 300, Malvern, PA, 19355
Loc. #2 - ***
Loc. #3 - ***
Loc. #4 - ***
Loc. #5 - 3103 Phoenixville Pike, Malvern, PA, 19355
Loc. #6 – 1618 SW First Avenue, Suite 215, Portland OR 97201
Loc. #7 - ***
Loc. #8 – 3119 Phoenixville Pike, Malvern, PA 19355

SECTION II

PROPERTY

Description	2015-16	2016-17
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Blanket Personal Property and Leasehold Interest - Improvements and Betterments	***	***
Blanket Stock	***	***
Blanket EDP Property	***	***
Blanket Business Income with Extra Expense	***	***
Blanket Business Income with Extra Expense – Dependent Properties	***	***
Covered Premises - Blanket Limit Of Insurance	***	***
Flood – Aggregate Limit	***	***
Earthquake – Aggregate Limit	***	***
Property In Transit	***	***

5

SECTION III

GENERAL LIABILITY

Description	2015-16	2016-17
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Each Occurrence Limit	***	***
Advertising Injury/Personal Injury	***	***
General Aggregate	***	***
Products/Completed Operations Aggr	***	***
Medical Expenses	***	***
Damage to Premises Rented to You	***	***
Premium Basis	***	***
Employee Benefits Liability	***	***

SECTION IV

ERRORS & OMISSIONS

Description	2015-16	2016-2017
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Information and Network Technology Blended Liability Insurance: Product or Service Financial Injury Technology Related Injury: Personal/Reputation/Media Privacy	***	***
Privacy Remediation Expenses	***	***
Premium Basis	***	***
Professional Liability Territory	***	***

6

SECTION V

AUTOMOBILE

Description	2015-16	2016-17
Insurance Company/Policy Period	Chubb 11/01/2016 – 11/01/2017	Chubb 11/01/2016– 11/01/2017
Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Non-Owned Auto Liability	***	***
Hired Auto Liability	***	***
Hired Auto Physical Damage	***	***
Auto Liability	***	***
Schedule of Vehicles	***	***
Schedule of Drivers	***	***
Uninsured/Underinsured Motorist Liab	***	***
First Party Benefits	***	***
Extraordinary Medical Benefits	***	***
Comprehensive Deductible	***	***
Collision Deductible	***	***
Rental Reimbursement	***	***
Auto Broad Form Endorsement	***	***

SECTION VI

WORKERS COMPENSATION

	2015-16	2016-17
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Limits	***	***

7

Covered States Note - WA, WY, ND, & OH are Monopolistic States requiring workers compensation coverage to be purchased directly from the state.	***	***

SECTION VII

UMBRELLA

Description	2015-16	2016-17
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Limit	***	***
Underlying Coverage	***	***
	***	***

8

SECTION VIII

INTERNATIONAL/GLOBAL

Premises Summary:

Location Loc. #1 – ***

Description	2015-16	2016-17
Covered Entities	USA Technologies, Inc.	USA Technologies, Inc.
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Personal Property (Replacement cost)	***	***
Property Deductible	***	***
Neighbors and Tenants Liability	***	***
Blanket Limit of Insurance	***	***
General Aggregate	***	***
Products/Completed Operations	***	***
Advertising Injury/Personal Injury	***	***
Medical Expenses	***	***
Damage to Premises Rented to You	***	***
Auto Owned, Hired & Non-owned Liability	***	***
Hired Auto Medical	***	***
Foreign Voluntary Workers Compensation	***	***
Repatriation Expense	***	***
Exposure Basis	***	***

SECTION IX

SURETY - ERISA

Description	2014-2017
Insurance Company/Policy Period	Westfield Insurance 11/18/2014 – 11/18/2017
Fiduciary Liability	***
Covered Entities	USA Technologies, Inc.
Plan Name	USA Technologies, Inc. 401(k) Plan
Policy Term	***

9

* Limit must be equal to a minimum of *** of the amount invested in the plan subject to $*** Min and $*** Max.  As of 9/30/2015 the plan balance was $.

CRIME

Description	2015-2016	2016-2017
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Employee Dishonesty	***	***
Premises Coverage	***	***
In Transit Coverage	***	***
Forgery Coverage	***	***
Computer Fraud Coverage	***	***
Funds Transfer Fraud Coverage	***	***
Money Order and Counterfeit Currency Fraud Coverage	***	***
Credit Card Fraud Coverage	***	***
Client Coverage	***	***
Expense Coverage	***	***

SECTION X

INLAND MARINE

Description	2014-2015	2015-2016
Insurance Company/Policy Period	Chubb 06/20/2014 – 06/20/2015	Chubb 06/20/2015 – 06/20/2016
Credit Card Devices	***	***
Deductible	***	***
Loss Payee	Varilease Finance, Inc. and Its Assigns	Varilease Finance, Inc. and Its Assigns

OCEAN MARINE

Description	2015-2016	2016-2017
Insurance Company/Policy Period	Chubb 11/01/2015 – 11/01/2016	Chubb 11/01/2016 – 11/01/2017
Any One Conveyance	***	***

10

Sublimits: On Deck Bill Of Lading Limit Mail or Parcel Post Limit Messenger Limit Barge Limit	***	***
Additional Coverage: Consolidation Exhibition Extra Expense Salesperson Samples	***	***
War Risk	***	***
Deductible	***	***
Merchandise Insured	***	***

SECTION XI

PREMIUM SUMMARY – Chubb

Description	2015-2016 Chubb	2016-2017 Chubb
Property	***	***
General Liability	***	***
E&O/Cyber	***	***
Auto	***	***
Workers Compensation	***	***
Umbrella	***	***
Foreign Liability	***	***
Foreign Property		***
Ocean Cargo	***	***

TOTAL	***	***
Basis	***	***

11

SCHEDULE 3.15

Capitalization and Subsidiaries

Common stock, par value $0.01 per share

Preferred stock, par value $0.01 per share

12

SCHEDULE 6.01

Existing Indebtedness

None

13

SCHEDULE 6.02

Existing Liens

None

14

SCHEDULE 6.04

Existing Investments

None

15

SCHEDULE 6.10

Existing Restrictions

None

16

SCHEDULES TO JPMORGAN CHASE CREDIT AGREEMENT

CANTALOUPE SYSTEMS, INC. (SUCCESSOR IN INTEREST TO USAT, INC.)

1

SCHEDULE 3.05

Properties, etc.

(a) Address of each parcel of real property that is owned or leased by any Loan Party

•Principal office: 612 Howard Street, Suite 600, San Francisco, CA 94105

•Louisiana office: 3525 Hessmer Avenue, Suites 301 and 302, Metairie, LA 70002

(b) Trademarks, tradenames, copyrights, patents and other intellectual property

Patents:

Patent Description	Patent/Application Number	Issue Date
Remote management of vending machines	US8103380	1/24/2012
Remote diagnosis and repair of vending machine communication failures	US7325728	2/5/2008
Vending machine door monitoring system	US7385504	6/10/2008
Vending machine service scheduling	US7894938	2/22/2011
Vending machine service scheduling taking into account hardness data indicating importance of minimizing the number of service visits to a vending machine and/or to the vending machine’s location	US8311867	11/13/2012
Vending machine service scheduling	US8571705	10/29/2013
Vending machine service scheduling	US9286588	3/15/2016
Antenna housing for a vending machine	D531626	11/7/2006
Radio antenna	D729214	5/12/2015
Vending machine service scheduling	US20160247127	Pending
***	***	Pending
***	***	Pending
***	***	Pending
***	***	Pending

2

Trademarks:

Trademark	Registration Date	Registration Number
BECAUSE MACHINES CAN’T CRY FOR HELP	Unknown	3256437
BUZZBOX	7/9/2002	2593017
CANTALOUPE CIRCLE LOGO (design)	7/10/2007	3260944
CANTALOUPE SYSTEMS	6/11/2008	5768767
CANTALOUPE SYSTEMS (Design)	1/2/2007	3192164
COMPUVEND	11/5/1985	1368742
OPENVDI	9/2/2014	4597685
ROUTEMASTER	4/22/1997	2053727
SEED	8/5/2011	9771461
SEED	5/3/2011	3954711
SEED (Design)	1/16/2007	3198306
SEED OFFICE	2/28/2013	11230141
SEED OFFICE	9/2/2014	4597636
SEEDCASHLESS (and Design)	10/31/2011	9959883
SEEDCASHLESS (and Design/Logo)	5/29/2012	4148607
VENDPRO	5/31/2005	2958533
WAREHOUSE MASTER	6/22/2004	2856013

3

SCHEDULE 3.06

Disclosed Matters

None

4

SCHEDULE 3.09

Taxes

***

5

SCHEDULE 3.12

Material Agreements

All references to “The Company” in this Schedule 3.12 are references to Cantaloupe Systems, Inc.

1.   ***

2.   ***

3.  The Company is a party to an Agreement for Provision of Seed Services with US Connect dated April 1, 2013, as amended, which contains terms and conditions regarding the business relationship of the parties.

6

SCHEDULE 3.14

Insurance

Cantaloupe Systems - Insurance Summary
Broker - Sweet and Baker / HUB
October 25, 2017
Policy Type	Carrier	Coverage Period	Policy Number	Premium
Package - GL, AL, Property	Hartford	10/21/17 To 10/21/18	***	***
Commercial Auto	Hartford	10/21/17 To 10/21/18	***	***
Workers Comp	Hartford	10/21/17 To 10/21/18	***	***
Foreign	ACE	10/21/17 To 10/21/18	***	***
Umbrella Excess	Hartford	10/21/17 To 10/21/18	***	***
ERISA Bond	Hartford	10/21/17 To 10/21/18	***	***
D&O/EPL/ Fiduciary	Scottsdale	9/12/17 to 9/12/18	***	***
E&O	Lloyds	9/12/17 to 9/12/18	***	***

For more detailed information, see Sweet & Baker “Summary of Insurance” document last updated October 25, 2017.

***

7

SCHEDULE 3.15

Capitalization and Subsidiaries

Capitalization

1,000 shares (100% of issued and outstanding held by USA Technologies, Inc.)

Subsidiaries

None

8

SCHEDULE 6.01

Existing Indebtedness

1.Note and Warrant Purchase Agreements by and between Cantaloupe Systems, Inc. and 13 private trusts and individual investors (together with Series A Promissory Notes and Warrants) dated between April and May of 2016 in the aggregate amount of $1,150,000.

2.Note and Warrant Purchase Agreements by and between Cantaloupe Systems, Inc. and 4 private trusts and individual investors (together with Series B Promissory Notes and Warrants) dated June 15, 2016 in the aggregate amount of $400,000.

3.Promissory Note from Cantaloupe Systems, Inc. in favor of CompuVend, Inc., dated April 1, 2014 and in the original principal amount of $765,000.

9

SCHEDULE 6.02

Existing Liens

None

10

SCHEDULE 6.04

Existing Investments

None

11

SCHEDULE 6.10

Existing Restrictions

None

12